As filed with the Securities and Exchange Commission on April 28, 2014

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 84	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 86	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Amy R. Doberman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

MAY 1, 2014

CLASSIC PROFUNDS VP
Bull
Mid-Cap
Small-Cap
Dow 30
NASDAQ-100
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
International
Emerging Markets
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraNASDAQ-100

INVERSE PROFUNDS VP
Bear
Short Mid-Cap
Short Small-Cap
Short Dow 30
Short NASDAQ-100
Short International
Short Emerging Markets
UltraShort Dow 30
UltraShort NASDAQ-100

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

NON-EQUITY PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity
Falling U.S. Dollar

PROFUND VP MONEY MARKET

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission nor have the Securities and Exchange Commission and the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

CLASSIC PROFUNDS VP
4	Bull
7	Mid-Cap
10	Small-Cap
14	Dow 30
18	NASDAQ-100
22	Large-Cap Value
25	Large-Cap Growth
28	Mid-Cap Value
31	Mid-Cap Growth
34	Small-Cap Value
37	Small-Cap Growth
40	Asia 30
43	Europe 30
46	International
50	Emerging Markets
54	Japan

ULTRA PROFUNDS VP
58	UltraBull
63	UltraMid-Cap
68	UltraSmall-Cap
73	UltraNASDAQ-100

INVERSE PROFUNDS VP
78	Bear
83	Short Mid-Cap
88	Short Small-Cap
93	Short Dow 30
98	Short NASDAQ-100
103	Short International
109	Short Emerging Markets
115	UltraShort Dow 30
120	UltraShort NASDAQ-100

SECTOR PROFUNDS VP
125	Banks
128	Basic Materials
131	Biotechnology
134	Consumer Goods
137	Consumer Services
140	Financials
143	Health Care
146	Industrials
149	Internet
152	Oil & Gas
155	Pharmaceuticals
158	Precious Metals
162	Real Estate
165	Semiconductor
168	Technology
171	Telecommunications
174	Utilities

NON-EQUITY PROFUNDS VP
177	U.S. Government Plus
182	Rising Rates Opportunity
187	Falling U.S. Dollar
191	ProFund VP Money Market
195	ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
211	ProFunds Management
215	General ProFunds VP Information
221	Financial Highlights

This Prospectus should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This Prospectus may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable annuity or life prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

3

Summary Section

4	:: ProFund VP Bull

Investment Objective

ProFund VP Bull (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bull	$171	$538	$930	$2,027

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 43% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2014, the Index included companies with capitalizations between $2.9 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $33.7 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes.

The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to

FUND NUMBER :: 204 ::	ProFund VP Bull ::	5

approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain

6	:: ProFund VP Bull

securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 15.34%;

Worst Quarter (ended 12/31/2008): -22.35%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Bull	29.76%	15.65%	5.43%	05/01/01
S&P 500®#	32.39%	17.94%	7.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 241 ::	ProFund VP Mid-Cap ::	7

Investment Objective

ProFund VP Mid-Cap (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap	$171	$538	$930	$2,027

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2014, the Index included companies with capitalizations between $1.0 billion and $12.0 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does

8	:: ProFund VP Mid-Cap

not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

FUND NUMBER :: 241 ::	ProFund VP Mid-Cap ::	9

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 19.16%;

Worst Quarter (ended 12/31/2008): -26.38%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Mid-Cap	30.79%	19.00%	6.12%	08/31/07
S&P MidCap 400®#	33.50%	21.89%	8.87%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

10	:: ProFund VP Small-Cap

Investment Objective

ProFund VP Small-Cap (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.81%
Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements**	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.70%
*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap	$173	$563	$978	$2,137

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 31% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization -weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of January 31, 2014, the Index included companies with capitalizations between $15.1 million and $5.8 billion. The average capitalization of the companies comprising the Index was approximately $987.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

FUND NUMBER :: 213 ::	ProFund VP Small-Cap ::	11
•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

12	:: ProFund VP Small-Cap

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 20.32%;

Worst Quarter (ended 12/31/2008): -27.57%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Small-Cap	37.18%	18.50%	7.35%	05/01/01
Russell 2000® Index#	38.82%	20.08%	9.07%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

FUND NUMBER :: 213 ::	ProFund VP Small-Cap ::	13

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

14	:: ProFund VP Dow 30

Investment Objective

ProFund VP Dow 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Industrial Average (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.70%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.70%
Fee Waivers/Reimbursements*	-0.02%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Dow 30	$171	$534	$921	$2,007

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of January 31, 2014, the Index included companies with capitalizations between $28.7 billion and $402.6 billion. The average capitalization of the companies comprising the Index was approximately $151.7 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

FUND NUMBER :: 266 ::	ProFund VP Dow 30 ::	15
•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or

16	:: ProFund VP Dow 30

segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 15.21%;

Worst Quarter (ended 12/31/2008): -23.31%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Dow 30	25.18%	12.62%	5.14%	05/01/06
Dow Jones Industrial Average#	29.65%	16.74%	7.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

FUND NUMBER :: 266 ::	ProFund VP Dow 30 ::	17

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

18	:: ProFund VP NASDAQ-100

Investment Objective

ProFund VP NASDAQ-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP NASDAQ-100	$171	$542	$938	$2,047

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 11% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of January 31, 2014, the Index included companies with capitalizations between $8.1 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $43.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements —  Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts —  Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements —  Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or

FUND NUMBER :: 214 ::	ProFund VP NASDAQ-100 ::	19

gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 36% and 38%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives  — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk —  The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk —  A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to

20	:: ProFund VP NASDAQ-100

economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2012): 20.74%;

Worst Quarter (ended 12/31/2008): -24.26%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP NASDAQ-100	34.27%	23.27%	8.24%	01/22/01
NASDAQ-100® Index#	36.92%	25.54%	10.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

FUND NUMBER :: 214 ::	ProFund VP NASDAQ-100 ::	21

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

22	:: ProFund VP Large-Cap Value

Investment Objective

ProFund VP Large-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.84%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%
Fee Waivers/Reimbursements*	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Value	$171	$563	$981	$2,145

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 150% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. As of January 31, 2014, the Index included companies with capitalizations between $2.9 billion and $402.6 billion. The average capitalization of the companies comprising the Index was approximately $32.5 billion. The Index is published under the Bloomberg ticker symbol “SVX.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 246 ::	ProFund VP Large-Cap Value ::	23

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 09/30/2009): 17.54%;

Worst Quarter (ended 12/31/2008): -24.28%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Large-Cap Value	29.89%	14.83%	5.16%	05/03/04
S&P 500® Value Index#	31.99%	16.61%	7.12%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

24	:: ProFund VP Large-Cap Value

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 247 ::	ProFund VP Large-Cap Growth ::	25

Investment Objective

ProFund VP Large-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Growth	$171	$551	$955	$2,086

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 81% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization -weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum. As of January 31, 2014, the Index included companies with capitalizations between $3.3 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $33.7 billion. The Index is published under the Bloomberg ticker symbol “SGX.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

26	:: ProFund VP Large-Cap Growth

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk  — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 14.12%;

Worst Quarter (ended 12/31/2008): -20.12%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Large-Cap Growth	30.66%	17.40%	6.17%	05/03/04
S&P 500® Growth Index#	32.75%	19.24%	7.93%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

FUND NUMBER :: 247 ::	ProFund VP Large-Cap Growth ::	27

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

28	:: ProFund VP Mid-Cap Value

Investment Objective

ProFund VP Mid-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%
Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.85%
Fee Waivers/Reimbursements**	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.70%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Value	$173	$567	$987	$2,157

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 185% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization- weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum. As of January 31, 2014, the Index included companies with capitalizations between $1.0 billion and $9.8 billion. The average capitalization of the companies comprising the Index was approximately $3.6 billion. The Index is published under the Bloomberg ticker symbol “MIDV.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 29% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which

FUND NUMBER :: 238 ::	ProFund VP Mid-Cap Value ::	29

could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

30	:: ProFund VP Mid-Cap Value

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 20.73%;

Worst Quarter (ended 12/31/2008): -25.89%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Mid-Cap Value	32.16%	18.46%	7.84%	05/01/02
S&P MidCap 400® Value Index#	34.25%	20.58%	9.98%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 239 ::	ProFund VP Mid-Cap Growth ::	31

Investment Objective

ProFund VP Mid-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.79%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%
Fee Waivers/Reimbursements*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Growth	$171	$553	$959	$2,096

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 149% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. As of January 31, 2014, the Index included companies with capitalizations between $1.1 billion and $12.0 billion. The average capitalization of the companies comprising the Index was approximately $4.3 billion. The Index is published under the Bloomberg ticker symbol “MIDG.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

32	:: ProFund VP Mid-Cap Growth

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 18.00%;

Worst Quarter (ended 12/31/2008): -26.38%.

FUND NUMBER :: 239 ::	ProFund VP Mid-Cap Growth ::	33

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Mid-Cap Growth	30.52%	21.04%	8.60%	05/01/02
S&P MidCap 400® Growth Index#	32.77%	23.22%	10.67%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

34	:: ProFund VP Small-Cap Value

Investment Objective

ProFund VP Small-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.88%
Acquired Fund Fees and Expenses*	0.04%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.92%
Fee Waivers/Reimbursements**	-0.20%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.72%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Value	$175	$584	$1,018	$2,227

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 169% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2014, the Index included companies with capitalizations between $128.4 million and $4.2 billion. The average capitalization of the companies comprising the Index was approximately $1.1 billion. The Index is published under the Bloomberg ticker symbol “SMLV.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which

FUND NUMBER :: 236 ::	ProFund VP Small-Cap Value ::	35

could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions.

High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 19.99%;

Worst Quarter (ended 12/31/2008): -24.82%.

36	:: ProFund VP Small-Cap Value

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Small-Cap Value	37.67%	17.66%	7.84%	05/01/02
S&P SmallCap 600® Value Index#	39.98%	20.12%	10.05%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 237 ::	ProFund VP Small-Cap Growth ::	37

Investment Objective

ProFund VP Small-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P Small Cap 600® Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%
Acquired Fund Fees and Expenses*	0.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.88%
Fee Waivers/Reimbursements**	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Growth	$176	$576	$1,002	$2,189

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 174% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization -weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2014, the Index included companies with capitalizations between $143.5 million and $4.2 billion. The average capitalization of the companies comprising the Index was approximately $1.3 billion. The Index is published under the Bloomberg ticker symbol “SMLG.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take

38	:: ProFund VP Small-Cap Growth

advantage of anticipated changes in market conditions which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 20.97%;

Worst Quarter (ended 12/31/2008): -26.06%.

FUND NUMBER :: 237 ::	ProFund VP Small-Cap Growth ::	39

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Small-Cap Growth	40.42%	20.47%	9.32%	05/01/02
S&P SmallCap 600® Growth Index#	42.69%	22.71%	11.24%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

40	:: ProFund VP Asia 30

Investment Objective

ProFund VP Asia 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Asia 30	$171	$546	$947	$2,067

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 113% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Asia and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2014, the Index included companies with capitalizations between $1.0 billion and $221.8 billion. The average capitalization of the companies comprising the Index was approximately $38.6 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use

FUND NUMBER :: 243 ::	ProFund VP Asia 30 ::	41

the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Asian Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Asia (in particular, China). Such risks include, but are not limited to (i) political, economic, or social instability in certain countries in the region; (ii) a heightened risk of nationalization of companies or other forms of governmental market interference; (iii) exposure to less liquid and more volatile securities markets; (iv) natural disasters more likely to occur in particular Asian countries; (v) heightened exposure to foreign currency risks (e.g., restrictions on the flow of foreign currency, currency devaluations, and volatility in currency prices); (vi) long running border disputes and other conflicts among Asian countries; and (vii) a lack of publicly available information (as compared to many other countries).

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Geographic Concentration Risk — Because the Fund focuses its investments only in companies whose principal offices are in Asia, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Asia and will be subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

42	:: ProFund VP Asia 30

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 34.70%;

Worst Quarter (ended 09/30/2011): -29.75%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Asia 30	14.97%	11.23%	7.43%	05/01/02
MSCI AC Asia Pacific Free Excluding Japan Index#	3.65%	17.21%	11.27%
ProFunds Asia 30 Index#	15.10%	11.97%	7.43%

#	Reflects no deduction for fees, expenses or taxes.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 211 ::	ProFund VP Europe 30 :	43

Investment Objective

ProFund VP Europe 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.73%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.73%
Fee Waivers/Reimbursements*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Europe 30	$171	$540	$934	$2,037

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 142% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2014, the Index included companies with capitalizations between $13.0 billion and $224.4 billion. The average capitalization of the companies comprising the Index was approximately $91.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take

44	:: ProFund VP Europe 30

advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Geographic Concentration Risk — Because the Fund focuses its investments only in companies whose principal offices are in Europe, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Europe and will be subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

FUND NUMBER :: 211 ::	ProFund VP Europe 30 ::	45

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 25.85%;

Worst Quarter (ended 09/30/2011): -22.78%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Europe 30	21.64%	11.90%	5.04%	10/18/99
Dow Jones STOXX 50 Index#	26.99%	8.32%	5.23%
ProFunds Europe 30 Index#	19.47%	9.96%	3.68%

#	Reflects no deduction for fees, expenses or taxes.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

46	:: ProFund VP International

Investment Objective

ProFund VP International (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP International	$171	$538	$930	$2,027

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of January 31, 2014, the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of January 31, 2014, the Index included companies with capitalizations between $760.6 million and $234.2 billion. The average capitalization of the companies comprising the Index was approximately $14.0 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the level of the Index is not determined at the same time the Fund’s net asset value (“NAV”) is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S.

exchange-traded securities or financial instruments that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time. Due to the above, the percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from the percentage change of the Index on such day. The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future

FUND NUMBER :: 260 ::	ProFund VP International ::	47
delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. Also, the Fund will measure its correlation to the performance of one or more U.S. exchange-traded securities or financial instruments. It is important to note that correlation to these securities or financial instruments may vary from correlation to the Index due to embedded costs and other factors.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on

48	:: ProFund VP International

specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like the investments included in the Index, is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks. In particular, the European markets have experienced significant volatility over recent years and several European Union member countries have been adversely affected by unemployment, budget deficits and economic downturns, which have caused those countries to experience credit rating downgrades and rising government debt levels. These events, or even the threat of these events, may cause the value of stocks issued by companies in European countries to fall (in some cases drastically) and may cause further volatility in the European financial markets, either of which may negatively impact the Fund’s returns. In addition, the Fund is exposed to risks associated with investments in Asia, including, but not limited to: i) political, economic, or social instability in the region; ii) heightened risk of nationalization of companies or other forms of government interference; iii) exposure to less liquid and more volatile securities markets; iv) natural disasters more likely to occur in particular Asian countries; v) heightened exposure to foreign currency risks; and vi) long running border disputes and other conflicts among Asian countries.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

FUND NUMBER :: 260 ::	ProFund VP International ::	49

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 23.53%;

Worst Quarter (ended 12/31/2008): -21.41%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP International	19.49%	9.78%	-1.54%	08/31/07
MSCI EAFE Index#	23.29%	12.96%	1.29%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

50	:: ProFund VP Emerging Markets

Investment Objective

ProFund VP Emerging Markets (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.75%
Fee Waivers/Reimbursements*	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Emerging Markets	$171	$544	$942	$2,057

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 102% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a free float-adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by BNY Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Russia, Indonesia, Chile, Colombia and Philippines. As of January 31, 2014, the Index included companies with capitalizations between $5.1 billion and $192.4 billion. The average capitalization of the companies comprising the Index was approximately $28.3 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between

FUND NUMBER :: 262 ::	ProFund VP Emerging Markets ::	51

the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or

52	:: ProFund VP Emerging Markets

financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

Foreign Investments/Emerging Markets Risk — Investments in securities of foreign issuers may expose the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency, which could adversely affect the ability of an issuer to pay principal and interest on a bond. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks. In particular, the Fund is exposed to risks associated with investments in Asia, including, but not limited to: i) political, economic, or social instability in the region; ii) heightened risk of nationalization of companies or other forms of government interference; iii) exposure to less liquid and more volatile securities markets; iv) natural disasters more likely to occur in particular Asian countries; v) heightened exposure to foreign currency risks; and vi) long running border disputes and other conflicts among Asian countries. In addition, the Fund is exposed to risks associated with investments in South America, including, but not limited to: i) political, economic, or social instability in certain South American countries; ii) a heightened risk of high inflation and government deficits in certain South American countries; iii) natural disasters particularly likely to happen in South America; iv) heightened risk of currency devaluations; v) risks associated with South American economies’ significant dependence on the health of the U.S. economy; and vi) risks associated with South American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals and metals.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk —  Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications

FUND NUMBER :: 262 ::	ProFund VP Emerging Markets ::	53

Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 27.01%;

Worst Quarter (ended 12/31/2008): -27.30%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Emerging Markets	-6.42%	7.37%	-2.83%	08/31/07
BNY Mellon Emerging Markets 50 ADR® Index#	-4.76%	9.25%	-0.96%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

54	:: ProFund VP Japan

Investment Objective

ProFund VP Japan (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Japan	$171	$551	$955	$2,086

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, and considers company-specific information as well as the overall composition of the Index. As of January 31, 2014, the Index included companies with capitalizations between $367.8 million and $200.1 billion. The average capitalization of the companies comprising the Index was approximately $12.3 billion. The Index is published under the Bloomberg ticker symbol “NKY.”

Because the level of the Index is not determined at the same time the Fund’s net asset value (“NAV”) is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded securities or financial instruments that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time. Due to the above, the percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from the percentage change of the Index on such day. The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

FUND NUMBER :: 212 ::	ProFund VP Japan ::	55
•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the consumer services industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. Also, the Fund will measure its correlation to the performance of one or more U.S. exchange-traded securities or financial instruments. It is important to note that correlation to these securities or financial instruments may vary from correlation to the Index due to embedded costs and other factors. In addition, the Fund’s foreign currency hedging strategy may be unable to perfectly match its Index and will introduce additional costs, both sources of additional correlation risk.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

56	:: ProFund VP Japan

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like the investments included in the Index, is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Exposure to Japanese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; and (iv) risks associated with an increasingly aging population that is likely to strain Japan’s social welfare and pension systems.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions.

High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2012): 20.73%;

Worst Quarter (ended 12/31/2008): -22.53%.

FUND NUMBER :: 212 ::	ProFund VP Japan ::	57

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Japan	48.24%	8.89%	3.26%	05/01/02
Nikkei 225 Stock Average – USD terms#	30.48%	11.67%	6.15%
Nikkei 225 Stock Average – Local (Yen) terms#	59.28%	15.09%	5.95%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

58	:: ProFund VP UltraBull

Important Information About the Fund

ProFund VP UltraBull (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the S&P 500® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.79%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%
Fee Waivers/Reimbursements*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraBull	$171	$553	$959	$2,096

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,884% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization -weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2014, the Index included companies with capitalizations between $2.9 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $33.7 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

FUND NUMBER :: 205 ::	ProFund VP UltraBull ::	59

The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times (2x) the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single

60	:: ProFund VP UltraBull

day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended January 31, 2014 was 18.91%. The Index’s highest January to January volatility rate during the five -year period was

25.35% (January 31, 2010). The Index’s annualized total return performance for the five -year period ended December 31, 2013 was 17.94%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting

FUND NUMBER :: 205 ::	ProFund VP UltraBull ::	61

in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 31.52%;

Worst Quarter (ended 12/31/2008): -45.81%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP UltraBull	68.05%	29.51%	5.89%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer

62	:: ProFund VP UltraBull

to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 240 ::	ProFund VP UltraMid-Cap ::	63

Important Information about the Fund

ProFund VP UltraMid-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the S&P MidCap 400® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses*	0.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements**	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	“Acquired Fund Fees and Expenses” for the fiscal year end December 31, 2013 were less than 0.01% and are included in “Other Expenses.”

**	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraMid-Cap	$171	$546	$947	$2,067

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 38% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization -weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2014, the Index included companies with capitalizations between $1.0 billion and $12.0 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period

64	:: ProFund VP UltraMid-Cap

ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times (2x) the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage.

The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for

FUND NUMBER :: 240 ::	ProFund VP UltraMid-Cap ::	65

fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.
The Index’s annualized historical volatility rate for the five -year period ended January 31, 2014 was 22.68%. The Index’s highest January to January volatility rate during the five -year period was 30.15% (January 31, 2010). The Index’s annualized total return performance for the five -year period ended December 31, 2013 was 21.89%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of

66	:: ProFund VP UltraMid-Cap

the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 41.69%;

Worst Quarter (ended 12/31/2008): -51.28%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP UltraMid-Cap	70.61%	37.10%	10.77%	5/01/02
S&P MidCap 400®#	33.50%	21.89%	10.36%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

FUND NUMBER :: 240 ::	ProFund VP UltraMid-Cap ::	67

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

68	:: ProFund VP UltraSmall-Cap

Important Information About the Fund

ProFund VP UltraSmall-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Russell 2000® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.80%
Acquired Fund Fees and Expenses*	0.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements**	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.71%
*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by
ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraSmall-Cap	$174	$564	$979	$2,138

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 32% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization -weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of January 31, 2014, the Index included companies with capitalizations between $15.1 million and $5.8 billion. The average capitalization of the companies comprising the Index was approximately $987.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds

FUND NUMBER :: 210 ::	ProFund VP UltraSmall-Cap ::	69

(including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times (2x) the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage.

The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index

70	:: ProFund VP UltraSmall-Cap

subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 25.92%. The Index’s highest January to January volatility rate during the five -year period was 33.83% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 20.08%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

FUND NUMBER :: 210 ::	ProFund VP UltraSmall-Cap ::	71

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 40.87%;

Worst Quarter (ended 12/31/2008): -53.53%.

72	:: ProFund VP UltraSmall-Cap

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP UltraSmall-Cap	86.66%	32.49%	7.05%	10/18/99
Russell 2000® Index#	38.82%	20.08%	9.07%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 208 ::	ProFund VP UltraNASDAQ-100 ::	73

Important Information About the Fund

ProFund VP UltraNASDAQ-100 (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the NASDAQ-100® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraNASDAQ-100	$171	$538	$930	$2,027

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 27% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of January 31, 2014, the Index included companies with capitalizations between $8.1 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $43.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return

74	:: ProFund VP UltraNASDAQ-100

(or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times (2x) the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 36% and 38%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage.

The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be

FUND NUMBER :: 208 ::	ProFund VP UltraNASDAQ-100 ::	75

either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 19.66%. The Index’s highest January to January volatility rate during the five -year period was 24.74% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 25.54%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial

76	:: ProFund VP UltraNASDAQ-100

instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 208 ::	ProFund VP UltraNASDAQ-100 ::	77

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2012): 45.75%;

Worst Quarter (ended 12/31/2008): -48.35%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP UltraNASDAQ-100	79.04%	47.65%	10.97%	10/18/99
NASDAQ-100® Index#	36.92%	25.54%	10.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

78	:: ProFund VP Bear

Important Information About the Fund

ProFund VP Bear (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the S&P 500® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bear	$171	$542	$938	$2,047

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization -weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2014, the Index included companies with capitalizations between $2.9 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $33.7 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional

FUND NUMBER :: 206 ::	ProFund VP Bear ::	79
amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to

80	:: ProFund VP Bear

obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 18.91%. The Index’s highest January to January volatility rate during the five-year period was 25.35% (January 31, 2010). The Index’s annualized total return performance for the five -year period ended December 31, 2013 was 17.94%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

FUND NUMBER :: 206 ::	ProFund VP Bear ::	81

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 12/31/2008): 15.27%;

Worst Quarter (ended 06/30/2009): -15.77%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Bear	-26.55%	-19.84%	-9.19%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily

82	:: ProFund VP Bear

inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 249 ::	ProFund VP Short Mid-Cap ::	83

Important Information About the Fund

ProFund VP Short Mid-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the S&P MidCap 400® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.06%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.06%
Fee Waivers/Reimbursements*	-0.38%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Mid-Cap	$171	$609	$1,074	$2,359

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2014, the Index included companies with capitalizations between $1.0 billion and $12.0 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or

84	:: ProFund VP Short Mid-Cap
change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

FUND NUMBER :: 249 ::	ProFund VP Short Mid-Cap ::	85

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended January 31, 2014 was 22.68%. The Index’s highest January to January volatility rate during the five -year period was 30.15% (January 31, 2010). The Index’s annualized total return performance for the five -year period ended December 31, 2013 was 21.89%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on

86	:: ProFund VP Short Mid-Cap

specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2011): 19.15%;

Worst Quarter (ended 06/30/2009): -18.62%.

FUND NUMBER :: 249 ::	ProFund VP Short Mid-Cap ::	87

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short Mid-Cap	-27.70%	-23.76%	-13.05%	11/22/04
S&P MidCap 400®#	33.50%	21.89%	10.18%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

88	:: ProFund VP Short Small-Cap

Important Information About the Fund

ProFund VP Short Small-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements*	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Small-Cap	$171	$561	$976	$2,136

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization -weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of January 31, 2014, the Index included companies with capitalizations between $15.1 million and $5.8 billion. The average capitalization of the companies comprising the Index was approximately $987.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

FUND NUMBER :: 248 ::	ProFund VP Short Small-Cap ::	89

The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

90	:: ProFund VP Short Small-Cap

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 25.92%. The Index’s highest January to January volatility rate during the five-year period was 33.83% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 20.08%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or

FUND NUMBER :: 248 ::	ProFund VP Short Small-Cap ::	91

financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2011): 20.85%;

Worst Quarter (ended 06/30/2009): -20.15%.

92	:: ProFund VP Short Small-Cap

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Short Small-Cap	-31.25%	-24.62%	-13.09%	09/03/02
Russell 2000® Index#	38.82%	20.08%	9.07%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 258 ::	ProFund VP Short Dow 30 ::	93

Important Information About the Fund

ProFund VP Short Dow 30 (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	5.85%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	6.85%
Fee Waivers/Reimbursements*	-5.17%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Dow 30	$171	$1,560	$2,899	$6,034

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of January 31, 2014, the Index included companies with capitalizations between $28.7 billion and $402.6 billion. The average capitalization of the companies comprising the Index was approximately $ 151.7 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

94 ::	ProFund VP Short Dow 30
>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause

FUND NUMBER :: 258 ::	ProFund VP Short Dow 30 ::	95

results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 16.96%. The Index’s highest January to January volatility rate during the five-year period was

22.46% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 16.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not

96 ::	ProFund VP Short Dow 30

included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 258 ::	ProFund VP Short Dow 30 ::	97

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2011): 10.05%;

Worst Quarter (ended 09/30/2009): -14.47%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short Dow 30	-29.12%	-20.69%	-12.46%	05/01/06
Dow Jones Industrial AverageSM#	29.65%	16.74%	7.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

98	:: ProFund VP Short NASDAQ-100

Important Information About the Fund

ProFund VP Short NASDAQ-100 (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the NASDAQ-100® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.82%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.82%
Fee Waivers/Reimbursements*	-0.14%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short NASDAQ-100	$171	$559	$972	$2,126

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of January 31, 2014, the Index included companies with capitalizations between $8.1 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $43.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

FUND NUMBER :: 242 ::	ProFund VP Short NASDAQ-100 ::	99
•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 36% and 38%, respectively, of the market capitalization of the Index.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance

100	:: ProFund VP Short NASDAQ-100

over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended January 31, 2014 was 19.66%. The Index’s highest January to January volatility rate during the five -year period was 24.74% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 25.54%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to

ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect

FUND NUMBER :: 242 ::	ProFund VP Short NASDAQ-100 ::	101

to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that

102	:: ProFund VP Short NASDAQ-100

invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 18.11%;

Worst Quarter (ended 03/31/2012): -18.09%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Short NASDAQ-100	-29.40%	-24.83%	-12.01%	05/01/02
NASDAQ-100® Index#	36.92%	25.54%	10.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 261 ::	ProFund VP Short International ::	103

Important Information About the Fund

ProFund VP Short International (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the MSCI EAFE Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s net asset value (“NAV”) per share each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day. This is due primarily to the time difference in determining the level of the Index (11:30 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because of differences in trading hours between U.S. and foreign markets and because the level of the Index may be determined using prices obtained at times other than the Fund’s NAV calculation time, correlation to the Index will generally be measured by comparing the daily change in the Fund’s NAV per share to the performance of one or more U.S. exchange-traded securities or financial instruments that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the inverse (-1x) of the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.86%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.86%
Fee Waivers/Reimbursements*	-0.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short International	$171	$567	$989	$2,165

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and

104 ::	ProFund VP Short International

Canada. As of January 31, 2014, the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of January 31, 2014, the Index included companies with capitalizations between $760.6 million and $234.2 billion. The average capitalization of the companies comprising the Index was approximately $14.0 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in

FUND NUMBER :: 261 ::	ProFund VP Short International ::	105

turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks  — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 18.94%. The Index’s highest January to January volatility rate during the five -year period was 22.89% (January 31, 2010). The Index’s annualized total return performance for the five -year period ended December 31, 2013 was 12.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

106 ::	ProFund VP Short International

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. Also, the Fund will measure its correlation to the performance of one or more U.S. exchange-traded securities or financial instruments. It is important to note that correlation to these securities or financial instruments may vary from correlation to the Index due to embedded costs and other factors.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like the investments included in the Index, is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks. In particular, the European markets have experienced significant volatility over recent years and several European Union member countries have been adversely affected by unemployment, budget deficits and economic downturns, which have caused those countries to experience credit rating downgrades and rising government debt levels. These events, or even the threat of these events, may cause the value of stocks issued by companies in European countries to fall (in some cases drastically) and may cause further volatility in the European financial markets, either of which may negatively impact the Fund’s returns. In addition, the Fund is exposed to risks associated with investments in Asia, including, but not limited to: i) political, economic, or social instability in the region; ii) heightened risk of nationalization of companies or other forms of government interference; iii) exposure to less liquid and more volatile securities markets; iv) natural disasters more likely to occur in particular Asian countries; v) heightened exposure to foreign currency risks; and vi) long running border disputes and other conflicts among Asian countries.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the daily performance, or multiple thereof, of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 09/30/2011): 20.38%;

Worst Quarter (ended 06/30/2009): -21.41%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short International	-21.01%	-17.51%	-9.89%	08/31/07
MSCI EAFE Index#	23.29%	12.96%	1.29%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

108 ::	ProFund VP Short International

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 263 ::	ProFund VP Short Emerging Markets ::	109

Important Information About the Fund

The ProFund VP Short Emerging Markets (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the BNY Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.93%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.93%
Fee Waivers/Reimbursements*	-0.25%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Emerging Markets	$171	$582	$1,019	$2,234

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by BNY Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Russia, Indonesia, Chile, Colombia and Philippines. As of January 31, 2014, the Index included companies with capitalizations between $5.1 billion and $192.4 billion. The average capitalization of the companies comprising the Index was approximately $28.3 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds

110 ::	ProFund VP Short Emerging Markets

(including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal

FUND NUMBER :: 263 ::	ProFund VP Short Emerging Markets ::	111

factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 25.31%. The Index’s highest January to January volatility rate during the five-year period was 34.74% (January 31, 2010). The Index’s annualized total return performance for the five -year period ended December 31, 2013 was 9.25%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make

112 ::	ProFund VP Short Emerging Markets

timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in depository receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Foreign Investments/Emerging Market Risk — Investments in securities of foreign issuers may expose the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency, which could adversely affect the ability of an issuer to pay principal and interest on a bond. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks. In particular, the Fund is exposed to risks associated with investments in Asia, including, but not limited to: i) political, economic, or social instability in the region; ii) heightened risk of nationalization of companies or other forms of government interference; iii) exposure to less liquid and more volatile securities markets; iv) natural disasters more likely to occur in particular Asian countries; v) heightened exposure to foreign currency risks; and vi) long running border disputes and other conflicts among Asian countries. In addition, the Fund is exposed to risks associated with investments in South America, including, but not limited to: i) political, economic, or social instability in certain South American countries; ii) a heightened risk of high inflation and government deficits in certain South American countries; iii) natural disasters particularly likely to happen in South America; iv) heightened risk of currency devaluations; v) risks associated with South American economies’ significant dependence on the health of the U.S. economy; and vi) risks associated with South American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals and metals. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

FUND NUMBER :: 263 ::	ProFund VP Short Emerging Markets ::	113

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2008): 25.99%;

Worst Quarter (ended 06/30/2009): -24.90%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short Emerging Markets	-0.23%	-16.68%	-12.39%	08/31/07
BNY Mellon Emerging Markets 50 ADR® Index#	-4.76%	9.25%	-0.96%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may

114 ::	ProFund VP Short Emerging Markets

not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 258 ::	ProFund VP UltraShort Dow 30 ::	115

Important Information About the Fund

ProFund VP UltraShort Dow 30 (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.41%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.41%
Fee Waivers/Reimbursements*	-1.73%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraShort Dow 30	$171	$887	$1,626	$3,578

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of January 31, 2014, the Index included companies with capitalizations between $28.7 billion and $402.6 billion. The average capitalization of the companies comprising the Index was approximately $151.7 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

116 ::	ProFund VP UltraShort Dow 30
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Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage.

The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a

FUND NUMBER :: 258 ::	ProFund VP UltraShort Dow 30 ::	117

multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 16.96%. The Index’s highest January to January volatility rate during the five-year period was 22.46% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 16.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which

118 ::	ProFund VP UltraShort Dow 30

could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

FUND NUMBER :: 258 ::	ProFund VP UltraShort Dow 30 ::	119

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2009): 17.68%;

Worst Quarter (ended 09/30/2009): -26.38%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP UltraShort Dow 30	-43.84%	-35.68%	-25.18%	09/14/06
Dow Jones Industrial AverageSM#	29.65%	16.74%	7.96%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

120 ::	ProFund VP UltraShort NASDAQ-100

Important Information About the Fund

ProFund VP UltraShort NASDAQ-100 (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the NASDAQ-100® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.97%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.97%
Fee Waivers/Reimbursements*	-0.29%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraShort NASDAQ-100	$171	$590	$1,036	$2,272

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index, a modified market capitalization -weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of January 31, 2014, the Index included companies with capitalizations between $8.1 billion and $446.5 billion. The average capitalization of the companies comprising the Index was approximately $43.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The

FUND NUMBER :: 209 ::	ProFund VP UltraShort NASDAQ-100 ::	121

gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased.

Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 36% and 38%, respectively, of the market capitalization of the Index. The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage.

The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

122 ::	ProFund VP UltraShort NASDAQ-100

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended January 31, 2014 was 19.66%. The Index’s highest January to January volatility rate during the five-year period was 24.74% (January 31, 2010). The Index’s annualized total return performance for the five-year period ended December 31, 2013 was 25.54%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses,

FUND NUMBER :: 209 ::	ProFund VP UltraShort NASDAQ-100 ::	123

transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same e–xtent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications

124 ::	ProFund VP UltraShort NASDAQ-100

Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2008): 31.31%;

Worst Quarter (ended 03/31/2012): -33.10%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP UltraShort NASDAQ-100	-48.63%	-44.05%	-31.37%	09/14/06
NASDAQ-100® Index#	36.92%	25.54%	12.43%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 216 ::	ProFund VP Banks ::	125

Investment Objective

ProFund VP Banks (“the Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BanksSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.79%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%
Fee Waivers/Reimbursements*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Banks	$171	$553	$959	$2,096

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 574% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of January 31, 2014, the Index included companies with capitalizations between $1.2 billion and $217.3 billion. The average capitalization of the companies comprising the Index was approximately $18.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSBK.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

126 ::	ProFund VP Banks

Banking Industry Risk — The Fund is subject to risks faced by companies in the banking economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 35.55%;

Worst Quarter (ended 03/31/2009): -38.71%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Banks	33.45%	6.23%	-3.89%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. BanksSM Index#	36.06%	8.75%	-1.52%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

FUND NUMBER :: 216 ::	ProFund VP Banks ::	127

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

128 ::	ProFund VP Basic Materials

Investment Objective

ProFund VP Basic Materials (“the Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.73%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.73%
Fee Waivers/Reimbursements*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Basic Materials	$171	$540	$934	$2,037

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 85% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of January 31, 2014, the Index included companies with capitalizations between $1.0 billion and $56.5 billion. The average capitalization of the companies comprising the Index was approximately $10.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the basic materials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse

FUND NUMBER :: 217 ::	ProFund VP Basic Materials ::	129

effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.

Correlation Risk —  A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the

Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 09/30/2009): 26.13%;

Worst Quarter (ended 12/31/2008): -34.96%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Basic Materials	18.43%	17.80%	6.51%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. Basic MaterialsSM Index#	20.38%	19.85%	8.47%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors.

130 ::	ProFund VP Basic Materials

Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 218 ::	ProFund VP Biotechnology ::	131

Investment Objective

ProFund VP Biotechnology (“the Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BiotechnologySM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.70%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.70%
Fee Waivers/Reimbursements*	-0.02%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Biotechnology	$171	$534	$921	$2,007

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 254% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of January 31, 2014, the Index included companies with capitalizations between $1.2 billion and $123.6 billion. The average capitalization of the companies comprising the Index was approximately $22.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSBT.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk —  The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

132 ::	ProFund VP Biotechnology

Biotechnology Industry Risk —  The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Correlation Risk —  A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk —  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk —  The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk —  The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.

Liquidity Risk —  In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 218 ::	ProFund VP Biotechnology ::	133

Annual Returns as of December 31

each year

Best Quarter (ended 03/31/2013): 23.62%;

Worst Quarter (ended 06/30/2010): -15.48%

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Biotechnology	68.42%	22.45%	13.27%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. BiotechnologySM Index#	71.64%	24.61%	15.50%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

134 ::	ProFund VP Consumer Goods

Investment Objective

ProFund VP Consumer Goods (“the Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses
Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Goods	$171	$546	$947	$2,067

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 66% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of January 31, 2014, the Index included companies with capitalizations between $1.1 billion and $208.2 billion. The average capitalization of the companies comprising the Index was approximately $15.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 220 ::	ProFund VP Consumer Goods ::	135

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.

Correlation Risk  — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 14.17%;

Worst Quarter (ended 12/31/2008): -18.83%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Consumer Goods	28.45%	16.79%	7.70%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. Consumer Goods Index#	30.55%	18.85%	9.86%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

136 ::	ProFund VP Consumer Goods

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 219 ::	ProFund VP Consumer Services ::	137

Investment Objective

ProFund VP Consumer Services (“the Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses
Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Services	$171	$551	$955	$2,086

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 73% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of January 31, 2014, the Index included companies with capitalizations between $553.3 million and $141.8 billion. The average capitalization of the companies comprising the Index was approximately $13.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the consumer services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

138 ::	ProFund VP Consumer Services

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes which can affect the success of consumer products.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 17.70%;

Worst Quarter (ended 12/31/2008): -19.39%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Consumer Services	39.87%	23.39%	7.54%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. Consumer ServicesSM Index#	42.17%	25.62%	9.53%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

FUND NUMBER :: 219 ::	ProFund VP Consumer Services ::	139

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

140 ::	ProFund VP Financials

Investment Objective

ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Financials	$171	$551	$955	$2,086

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 72% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of January 31, 2014, the Index included companies with capitalizations between $675.1 million and $217.3 billion. The average capitalization of the companies comprising the Index was approximately $12.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 235 ::	ProFund VP Financials ::	141

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over-or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 28.83%;

Worst Quarter (ended 12/31/2008): -33.08%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Financials	32.08%	12.61%	-0.25%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. FinancialsSM Index#	34.22%	14.39%	1.44%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

142 ::	ProFund VP Financials

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 234 ::	ProFund VP Health Care ::	143

Investment Objective

ProFund VP Health Care (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Health Care	$171	$538	$930	$2,027

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 62% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of January 31, 2014, the Index included companies with capitalizations between $754.6 million and $249.6 billion. The average capitalization of the companies comprising the Index was approximately $20.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the health care industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

144 ::	ProFund VP Health Care

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 234 ::	ProFund VP Health Care ::	145

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2013): 15.54%;

Worst Quarter (ended 12/31/2008) : -13.81%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Health Care	39.76%	17.31%	7.43%	01/22/01
S&P 500® #	32.39%	17.94%	7.41%
Dow Jones U.S. Health CareSM Index#	41.98%	19.20%	9.32%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

146 ::	ProFund VP Industrials

Investment Objective

ProFund VP Industrials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.81%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%
Fee Waivers/Reimbursements*	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Industrials	$171	$557	$968	$2,116

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 106% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of January 31, 2014, the Index included companies with capitalizations between $690.3 million and $254.2 billion. The average capitalization of the companies comprising the Index was approximately $11.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the industrials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 233 ::	ProFund VP Industrials ::	147

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 20.65%;

Worst Quarter (ended 12/31/2008): -24.74%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Industrials	38.19%	19.27%	7.59%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. IndustrialsSM Index#	40.61%	21.17%	9.64%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer

148 ::	ProFund VP Industrials

to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 232 ::	ProFund VP Internet ::	149

Investment Objective

ProFund VP Internet (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones InternetSM Composite Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Internet	$171	$546	$947	$2,067

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above , affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 194% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the internet. As of January 31, 2014, the Index included companies with capitalizations between $160.7 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $867.0 million. The Index is published under the Bloomberg ticker symbol “DJINET.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of

150 ::	ProFund VP Internet

operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Internet Industry Risk — The Fund is subject to risks faced by companies in the Internet economic sector to the same extent as the Index is so concentrated, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 232 ::	ProFund VP Internet ::	151

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2004): 26.80%;

Worst Quarter (ended 12/31/2008): -26.09%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Internet	51.71%	32.32%	12.53%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones InternetSM Composite Index#	54.36%	34.54%	14.54%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

152 ::	ProFund VP Oil & Gas

Investment Objective

ProFund VP Oil & Gas (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Oil & Gas	$171	$546	$947	$2,067

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 19% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of January 31, 2014, the Index included companies with capitalizations between $864.9 million and $402.6 billion. The average capitalization of the companies comprising the Index was approximately $21.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the oil and gas industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 221 ::	ProFund VP Oil & Gas ::	153

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 12/31/2010): 20.60%;

Worst Quarter (ended 09/30/2008): -25.75%.

154 ::	ProFund VP Oil & Gas

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Oil & Gas	24.07%	12.17%	11.75%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. Oil & GasSM Index#	26.14%	14.06%	13.80%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 230 ::	ProFund VP Pharmaceuticals ::	155

Investment Objective

ProFund VP Pharmaceuticals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Pharmaceuticals	$171	$542	$938	$2,047

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 275% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of January 31, 2014, the Index included companies with capitalizations between $754.6 million and $249.6 billion. The average capitalization of the companies comprising the Index was approximately $41.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSPR.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

156 ::	ProFund VP Pharmaceuticals

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 230 ::	ProFund VP Pharmaceuticals ::	157

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2013): 14.88%;

Worst Quarter (ended 03/31/2008): -11.97%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Pharmaceuticals	31.63%	14.96%	4.94%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S.
PharmaceuticalsSM Index#	33.92%	17.09%	6.86%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

158 ::	ProFund VP Precious Metals

Investment Objective

ProFund VP Precious Metals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and
Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Precious Metals	$171	$538	$930	$2,027

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted, market capitalization -weighted index. As of January 31, 2014, the Index included companies with capitalizations between $469.5 million and $33.6 billion. The average capitalization of the companies comprising the Index was approximately $8.4 billion. The Index is published under the Bloomberg ticker symbol “DJGSP.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in

FUND NUMBER :: 229 ::	ProFund VP Precious Metals ::	159

the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market

160 ::	ProFund VP Precious Metals

inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like the investments included in the Index, is subject to foreign currency risk. Losses related to the performance of foreign currencies could offset or exceed any potential gains, or add to losses, in the related Fund investments.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector to the same extent as the Index is so concentrated, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2007): 25.55%;

Worst Quarter (ended 09/30/2008): -32.44%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Precious Metals	-37.94%	-5.08%	-2.23%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones Precious MetalsSM Index#	-36.48%	-3.05%	0.07%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

FUND NUMBER :: 229 ::	ProFund VP Precious Metals ::	161

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

162 ::	ProFund VP Real Estate

Investment Objective

ProFund VP Real Estate (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.75%
Fee Waivers/Reimbursements*	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Real Estate	$171	$544	$942	$2,057

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 323% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies; and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of January 31, 2014, the Index included companies with capitalizations between $675.1 million and $48.0 billion. The average capitalization of the companies comprising the Index was approximately $6.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of

FUND NUMBER :: 228 ::	ProFund VP Real Estate ::	163

operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk —  In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 32.09%;

Worst Quarter (ended 12/31/2008): -38.94%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Real Estate	0.09%	14.40%	5.23%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. Real EstateSM Index#	1.77%	16.34%	7.38%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance

164 ::	ProFund VP Real Estate

contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, at least quarterly, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 226 ::	ProFund VP Semiconductor ::	165

Investment Objective

ProFund VP Semiconductor (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. SemiconductorsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.16%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.16%
Fee Waivers/Reimbursements*	-0.48%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Semiconductor	$171	$630	$1,115	$2,455

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,499% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of January 31, 2014, the Index included companies with capitalizations between $1.1 billion and $121.9 billion. The average capitalization of the companies comprising the Index was approximately $10.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

166	::	ProFund VP Semiconductor

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductors industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 09/30/2009): 20.91%;

Worst Quarter (ended 12/31/2008): -27.07%.

FUND NUMBERS :: 226 ::	ProFund VP Semiconductor ::	167

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Semiconductor	33.48%	17.77%	-0.62%	05/01/02
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. SemiconductorsSM Index#	36.44%	19.86%	1.34%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

168 ::	ProFund VP Technology

Investment Objective

ProFund VP Technology (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.73%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.73%
Fee Waivers/Reimbursements*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Technology	$171	$540	$934	$2,037

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 148% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of January 31, 2014, the Index included companies with capitalizations between $1.1 billion and $450.4 billion. The average capitalization of the companies comprising the Index was approximately $20.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the technology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 225 ::	ProFund VP Technology ::	169

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductor industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2012): 21.52%;

Worst Quarter (ended 12/31/2008): -26.14%.

170 ::	ProFund VP Technology

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Technology	25.19%	19.48%	5.38%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. TechnologySM Index#	26.96%	21.42%	7.28%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 224 ::	ProFund VP Telecommunications ::	171

Investment Objective

ProFund VP Telecommunications (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.73%

Total Annual Fund Operating Expenses
Before Fee Waivers and Expense Reimbursements	1.73%
Fee Waivers/Reimbursements*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Telecommunications	$171	$540	$934	$2,037

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 423% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of January 31, 2014, the Index included companies with capitalizations between $519.0 million and $175.5 billion. The average capitalization of the companies comprising the Index was approximately $30.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSTL.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

172 ::	ProFund VP Telecommunications

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

each year

Best Quarter (ended 09/30/2010): 20.15%;

Worst Quarter (ended 09/30/2008): -15.54%.

FUND NUMBER :: 224 ::	ProFund VP Telecommunications ::	173

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Telecommunications	12.07%	10.55%	5.45%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. TelecommunicationsSM Index#	14.13%	12.76%	7.69%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

174 ::	ProFund VP Utilities

Investment Objective

ProFund VP Utilities (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses
Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Utilities	$171	$546	$947	$2,067

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 77% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities and water utilities. As of January 31, 2014, the Index included companies with capitalizations between $1.1 billion and $49.8 billion. The average capitalization of the companies comprising the Index was approximately $9.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2014, the Index was concentrated in the utilities industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 223 ::	ProFund VP Utilities ::	175

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — Active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector to the same extent as the Index is so concentrated, including: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, the risk that utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2013): 13.01%;

Worst Quarter (ended 09/30/2008): -19.50%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Utilities	13.31%	9.36%	7.44%	01/22/01
S&P 500®#	32.39%	17.94%	7.41%
Dow Jones U.S. UtilitiesSM Index#	15.20%	11.13%	9.22%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information

176 ::	ProFund VP Utilities

on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 244 ::	ProFund VP U.S. Government Plus ::	177

Important Information About the Fund

ProFund VP U.S. Government Plus (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (1.25x) the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for that period. For periods longer than a single day, the Fund will lose money when the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance rises. Longer holding periods, higher benchmark volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher benchmark volatility, the volatility of the Long Bond may affect the Fund’s return as much as or more than the return of the Long Bond.

The Fund is different from most funds in that it seeks leveraged returns relative to the Long Bond and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the most recently issued Long Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.67%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.42%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.38%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.38% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP U.S. Government Plus	$140	$445	$773	$1,699

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,099% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times (1.25x) the daily movement of the Long Bond.

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

U.S. Government Debt Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all, U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Long Bond. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

178 ::	ProFund VP U.S. Government Plus

transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of one and one-quarter times (1.25x) the Long Bond. The Fund may invest in or gain exposure through securities other than the Long Bond or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Long Bond is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (1.25x) the return of the Long Bond over the same period. The Fund will lose money if the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance rises, as a result of daily rebalancing, the Long Bond’s volatility and the effects of compounding. See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Long Bond has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective  — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-quarter times (1.25x) the Long Bond, a single day movement in the Long Bond approaching 80% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Long Bond subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Long Bond, even if the Long Bond maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Long Bond’s performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher volatility, compounding will cause results for periods longer than a single day to vary from one and one-quarter times (1.25x) the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s volatility; b) the Long Bond’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. The chart shows estimated Fund returns for a

FUND NUMBER :: 244 ::	ProFund VP U.S. Government Plus ::	179

number of combinations of benchmark volatility and benchmark performance over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times (1.25x) the performance of the Long Bond.

Estimated Fund Returns

Long Bond Performance		One Year Volatility Rate
One Year Long Bond	One and One-Quarter Times (1.25x) the One Year Long Bond	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The foregoing table is intended to isolate the effect of Long Bond volatility and Long Bond performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -25% return on a yearly basis if the Long Bond return were -20%, absent the effects of compounding. However, as the table shows, with Long Bond volatility of 50%, the Fund could be expected to return -27.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Long Bond’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 10.86%. The Long Bond’s highest January to January volatility rate during the five-year period was 20.39% (January 31, 2010). The Long Bond’s annualized total return performance for the five-year period ended December 31, 2013 was -0.93%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Long Bond may differ from the volatility of the Long Bond.

For additional graphs and charts demonstrating the effects of benchmark volatility and benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Long Bond, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from one and one-quarter times (1.25x) the percentage change of the Long Bond on such day.

In order to achieve a high degree of correlation with the Long Bond, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Long Bond may prevent the Fund from achieving a high degree of correlation with the Long Bond. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Long Bond’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.25x) to the Long Bond at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Long Bond’s level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Long Bond, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Long Bond. In addition, the Fund may invest in securities other than the Long Bond or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Long Bond. Any of these factors could decrease correlation between the performance of the Fund and the Long Bond and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial

180 ::	ProFund VP U.S. Government Plus

instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Debt Instrument Risk — The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury market can be volatile, and the value of securities, swaps and other instruments correlated with this market may fluctuate dramatically from day-to-day. Fixed income markets, such as the U.S. Treasury Market, are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, the Long Bond may underperform other fixed income investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Long Bond.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 42.34%;

Worst Quarter (ended 03/31/2009): -16.79%.

FUND NUMBER :: 244 ::	ProFund VP U.S. Government Plus ::	181

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP U.S.
Government Plus	-19.11%	-2.76%	4.91%	05/01/02
Barclays Capital U.S. Treasury: Long- Term Index#	-13.39%	2.18%	5.94%
30-Year U.S. Treasury Bond#	-15.07%	-0.93%	5.83%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 1.25x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, at least monthly, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

182 ::	ProFund VP Rising Rates Opportunity

Important Information About the Fund

ProFund VP Rising Rates Opportunity (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for that period. For periods longer than a single day, the Fund will lose money when the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance falls. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher benchmark volatility, the volatility of the Long Bond may affect the Fund’s return as much as or more than the return of the Long Bond.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Long Bond and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued Long Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and
Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Rising Rates Opportunity	$171	$542	$938	$2,047

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times the inverse (-1.25x) of the daily movement of the Long Bond.

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between

FUND NUMBER :: 245 ::	ProFund VP Rising Rates Opportunity ::	183

the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of one and one-quarter times the inverse (-1.25x) of the Long Bond. The Fund may gain inverse exposure through a representative selection of securities or may invest in securities other than the Long Bond or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Long Bond is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse (-1.25x) of the return of the Long Bond over the same period. The Fund will lose money if the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance falls, as a result of daily rebalancing, the Long Bond’s volatility and the effects of compounding. See “Principal Risks,” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Long Bond has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective —  a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-quarter times the inverse (-1.25x) of the Long Bond, a single day movement in the Long Bond approaching 80% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Long Bond subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Long Bond, even if the Long Bond maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Long Bond’s performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher volatility, compounding will cause results for periods longer than a single day to vary from one and one-quarter times the inverse (-1.25x) of the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s volatility; b) the Long Bond’s performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two

184 ::	ProFund VP Rising Rates Opportunity

principal factors — benchmark volatility and benchmark performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of benchmark volatility and benchmark performance over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the inverse (-1.25x) of the performance of the Long Bond.

Estimated Fund Returns

Long Bond Performance		One Year Volatility Rate
One Year Long Bond	One and One-Quarter Times the Inverse (-1.25x) of the One Year Long Bond	10%	25%	50%	75%	100%

-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%

-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%

-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%

-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%

-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%

-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%

0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%

10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%

20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%

30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%

40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%

50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%

60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The foregoing table is intended to isolate the effect of Long Bond volatility and Long Bond performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -25% return on a yearly basis if the Long Bond return were 20%, absent the effects of compounding. However, as the table shows, with Long Bond volatility of 50%, the Fund could be expected to return -44.0% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Long Bond’s annualized historical volatility rate for the five-year period ended January 31, 2014 was 10.86%. The Long Bond’s highest January to January volatility rate during the five-year period was 20.39% (January 31, 2010). The Long Bond’s annualized total return performance for the five-year period ended December 31, 2013 was -0.93%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the Long Bond may differ from the volatility of the Long Bond.

For additional graphs and charts demonstrating the effects of benchmark volatility and benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds VP — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Long Bond, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from one and one-quarter times the inverse (-1.25x) of the percentage change of the Long Bond on such day.

In order to achieve a high degree of inverse correlation with the Long Bond, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Long Bond may prevent the Fund from achieving a high degree of inverse correlation with the Long Bond. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Long Bond’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1.25x) to the Long Bond at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Long Bond’s level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Long Bond, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Long Bond. In addition, the Fund may invest in securities other than the Long Bond or in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Long Bond. Any of these factors could decrease correlation

FUND NUMBER :: 245 ::	ProFund VP Rising Rates Opportunity ::	185

between the performance of the Fund and the Long Bond and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Debt Instrument Risk — The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

While the realization of certain of these risks may benefit the Fund, because the Fund seeks investment results that correspond to one and one-quarter times the inverse (-1.25x) of the Long Bond, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury market can be volatile, and the value of securities, swaps and other instruments correlated with this market may fluctuate dramatically from day-to-day. Fixed income markets, such as the U.S. Treasury Market, are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, the Long Bond may underperform other fixed income investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a Fund seeking investment results that correspond to one and one-quarter times the inverse (-1.25x) of the Long Bond, the Fund’s performance will generally decrease when market conditions cause the level of the Long Bond to rise.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders will lose money when the Long Bond rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Long Bond.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund

186 ::	ProFund VP Rising Rates Opportunity

would incur a loss because a portfolio asset is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2009): 15.18%;

Worst Quarter (ended 12/31/2008): -32.65%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Rising Rates Opportunity	16.48%	-5.54%	-8.76%	05/01/02
Barclays Capital U.S. Treasury: Long- Term Index#	-13.39%	2.18%	5.94%
30-Year U.S. Treasury Bond#	-15.07%	-0.93%	5.83%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results (i.e., -1.25x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 252 ::	ProFund VP Falling U.S. Dollar ::	187

Investment Objective

ProFund VP Falling U.S. Dollar (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the basket of currencies included in the U.S. Dollar Index® (the “Index”).

The Index measures the performance of the U.S. dollar against the performance of a basket of six major world currencies (the “Benchmark”). These currencies and their weightings are: euro 57.6%; Japanese yen 13.6%; British pound 11.9%; Canadian dollar 9.1%; Swedish krona 4.2% and Swiss franc 3.6%. Accordingly, as the value of the U.S. dollar depreciates versus the Benchmark, the performance of the Fund increases. As the value of the U.S. dollar appreciates versus the Benchmark, the performance of the Fund declines. The Fund does not normally provide investment returns that match the inverse of the Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.45%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.45%
Fee Waivers/Reimbursements*	-0.77%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Falling U.S. Dollar	$171	$690	$1,236	$2,728

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Benchmark.

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives to gain exposure to the Benchmark. These derivatives principally include:

•

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a foreign currency is entered into with dealers or financial institutions at a set price, with physical delivery and settlement at a specified future date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the Benchmark. The Fund may invest in or gain exposure through a representative selection of currencies or in financial instruments, with the intent of obtaining exposure to currencies or financial instruments with aggregate characteristics similar to those of the Benchmark. ProFund Advisors does not invest the assets of the Fund in financial instruments based on ProFund Advisors’ view of the investment merit of a particular instrument or currency, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure to the Benchmark without regard to market conditions, trends or direction.

188 ::	ProFund VP Falling U.S. Dollar

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Benchmark, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Benchmark include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all currencies in the Benchmark, or its weighting of investments may not yield complete investment exposure to the Benchmark. In addition, the Fund may invest in financial instruments. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Benchmark. Any of these factors could decrease correlation between the performance of the Fund and the Benchmark and may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — The Fund’s exposure to foreign currencies subjects the Fund to constantly changing foreign currency exchange rates and the risk that changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of the Fund’s investments in such foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the issuing country. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Geographic Concentration Risk —  Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks. In particular, the European markets and the value of the euro have experienced significant volatility over recent years and several European Union member countries have been adversely affected by unemployment, budget deficits and economic downturns, which have caused those countries to experience credit rating downgrades and rising government debt levels. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may continue to cause prolonged volatility in the value of the euro and euro-related investments.

Liquidity Risk —  In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

Market Risk —  The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

FUND NUMBER :: 252 ::	ProFund VP Falling U.S. Dollar ::	189

Non-Diversification Risk —  The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Benchmark is comprised of a small number of components.

Portfolio Turnover Risk —  The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Tax Risk —  As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have return characteristics similar to those of the Benchmark.

Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2010): 9.12%;

Worst Quarter (ended 09/30/2008): -8.34%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Falling U.S. Dollar	-2.01%	-0.98%	-0.66%	08/31/07
S&P 500® #	32.39%	17.94%	5.95%
U.S. Dollar Index+	0.49%	-0.26%	-0.14%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies

190 ::	ProFund VP Falling U.S. Dollar

from those arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

FUND NUMBER :: 201 ::	ProFund VP Money Market ::	191

Important Information About the Fund

An investment in ProFund VP Money Market (the “Fund”) is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that the Fund will do so, and you could lose money by investing in this Fund. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change.

Investment Objective

The Fund seeks a high level of current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.47%

Total Annual Fund Operating Expenses
Before Fee Waivers and Expense Reimbursements	1.47%
Fee Waivers/Reimbursements*	-0.12%

Total Annual Fund Operating Expenses
After Fee Waivers and Expense Reimbursements	1.35%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.35% through April 30, 2015. After such date, the expense limitation may be terminated or revised by ProFund Advisors. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares at a certain level as determined by the Advisor. Currently, ProFund Advisors has contractually undertaken to waive fees and reimburse expenses to maintain the minimum yield floor limit at 0.00% through April 30, 2015. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. This recoupment could negatively affect the Fund’s future yield.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Money Market	$137	$453	$791	$1,747

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Principal Investment Strategies

The Fund may invest in high-quality, short term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. The Fund may also invest in asset-backed securities.

In order to maintain a stable share price, the Fund maintains a dollar-weighted average maturity of 60 days or less. Generally, securities in the Fund are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Fund also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. The Fund buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

>	are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

>	have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO and are deemed by the Advisor to be of comparable quality.

Because many of the principal investments of the Fund are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Risk — A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and

192 ::	ProFund VP Money Market

repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default or fail to meet its payment obligations. A credit rating downgrade could hurt the Fund’s performance and the Fund’s share price could fall below $1.00. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Fund only buys high quality securities with minimal credit risk. Also, the Fund primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change or that the issuer will default on the principal and interest payments of the obligation. Securities that rely on third party guarantees to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund. Some securities issued by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest on these securities, the U.S. government might provide financial support, but has no obligation to do so.

It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may be decline

Debt Instrument Risk — The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Financial Services Industry Concentration Risk — Because the Fund may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Companies in the financial services economic sector are subject to several risks, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-industry consolidation and competition in the financial sector and dowturns in the U.S. and foreign economies.

Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.

Liquidity Risk — The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s ability to maintain a $1.00 share price.

FUND NUMBER :: 201 ::	ProFund VP Money Market ::	193

Money Market Fund Risk — The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund.

Money Market Regulatory Risk — In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market reform. If one or more of the SEC or FSOC proposals for money market reform were to be adopted in the future, such regulatory actions may affect the Fund’s operations and/or return potential.

Prepayment and Extension Risk — When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. In addition, issuers of lower interest debt obligations may have the right to pay off the debts later than expected, thus keeping the Fund’s assets tied up in lower interest debt obligations.

Security Selection Risk — While the Fund invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Fund’s yield to lag behind those of similar money market funds or cause the Fund’s share price to drop below $1.00.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expenses waivers, the performance shown would have been lower.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2006): 1.00%;

Worst Quarter (ended 06/30/2012): 0.00%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Money Market	0.02%	0.02%	1.02%	10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for the Fund as of December 31, 2013 was 0.02%.

Management

The Fund is advised by ProFund Advisors.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements. The Fund intends to distribute income, if any, at least monthly, and capital gains, if any, at least annually.

194 ::	ProFund VP Money Market

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

195

Investment Objectives,

Principal Investment Strategies and Related Risks

196	:: ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional details about the ProFundVP’s investment objectives, principal investment strategies and related risks.

Investment Objectives

Each ProFund VP offered herein (“ProFund(s) VP” or “Fund(s)”) is a series of ProFunds Trust (the “Trust”) and, except for the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market, is “geared” in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security (each such index or security, a “benchmark”). Specifically, each of the Ultra ProFunds VP seeks to provide daily investment results, before fees and expenses, that correspond to a multiple (2x) of the daily performance of its benchmark. Each of the Inverse ProFunds VP seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (-1x) or an inverse multiple (-2x) of the daily performance of its benchmark. Each of the Non-Equity ProFunds VP, except for ProFund VP Falling U.S. Dollar, seeks to provide daily investment results, before fees and expenses, that correspond to a multiple (1.25x) or an inverse multiple (-1.25x) of the daily performance of its benchmark. Each Fund, except for the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market, does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market seek investment results, before fees and expenses, that correspond to the performance of a benchmark. These Funds seek to achieve their stated investment objective both on a single day and over time.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. In addition, each Fund may substitute a different index or security for its current benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance, inverse performance, or multiple thereof, as applicable, of its benchmark. The Funds employ various investment techniques that ProFund Advisors believes should, in the aggregate, simulate the movement, inverse, or multiple thereof, as applicable, of their respective benchmarks.

The investment techniques utilized by non-money market Funds to simulate the movement of each applicable benchmark seek to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the benchmark or the inverse of the benchmark or multiple thereof, as applicable. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in a benchmark, which exposure is intended to have aggregate characteristics similar to those of the benchmark. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the benchmark or overweight or underweight certain components of the benchmark with the intent of obtaining exposure with aggregate characteristics similar to the benchmark or to a multiple or inverse multiple of the benchmark, as applicable.

ProFund Advisors does not invest the assets of the non-money market Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Funds. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its benchmark without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

At the close of the U.S. securities markets on each trading day, each Fund (except for the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) will seek to position its portfolio so that such Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The benchmark’s movements during the day will determine whether a Fund’s portfolio needs to be repositioned.

For example, if its benchmark has risen on a given day, net assets of an Ultra ProFund VP should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the benchmark has fallen on a given day, net assets of the Ultra ProFund VP should fall. As a result, the Fund’s exposure will need to be decreased. Similarly, if its benchmark has risen on a given day, net assets of an Inverse ProFund VP should fall. As a result, the Fund’s short exposure will need to be decreased. Conversely, if the benchmark has fallen on a given day, net assets of the Inverse ProFund VP should rise. As a result, the Fund’s short exposure will need to be increased.

Principal Investment Strategies Specific to the Classic and Sector ProFunds VP

As described in its Summary Prospectus, each Classic and Sector ProFund VP invests in, as a principal investment strategy, equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following are applicable to the Classic and Sector ProFunds VP:

>

Equity Securities — Each Classic and Sector ProFund VP (Other than ProFund VP Mid-Cap, ProFund VP Dow 30, ProFund VP International, ProFund VP Japan and ProFund Precious Metals) invests principally in common stock issued by public companies.

>	Depositary Receipts — ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Emerging Markets invest principally in depositary receipts which include:

•

American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	197
•	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — Each Classic ProFund VP (other than ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, and ProFund VP Europe 30) and ProFund VP Precious Metals invests principally in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. A Classic ProFund VP and ProFund VP Precious Metals invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — (ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP NASDAQ-100, ProFund VP International, ProFund VP Emerging Markets and ProFund VP Precious Metals) Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — (ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP NASDAQ-100, ProFund VP International and ProFund VP Japan) Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>

Money Market Instruments — Each of the ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP NASDAQ-100, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan and ProFund VP Precious Metals invest principally in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by a Fund as a short-term investment vehicle for cash positions.

All Classic ProFunds VP (except ProFund VP Bull and ProFund VP International) and all Sector ProFunds VP are subject to the Securities and Exchange Commission (“SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

Principal Investment Strategies Specific to the Ultra ProFunds VP

As described in its Summary Prospectus, each Ultra ProFund VP invests in, as a principal investment strategy, equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following are applicable to the Ultra ProFunds VP:

>	Equity Securities — Each Ultra ProFund VP invests principally in common stock issued by public companies.

>

Derivatives — Each Ultra ProFund VP invests principally in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. An Ultra ProFund VP invests principally in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>

Money Market Instruments — Each Ultra ProFunds VP invests principally in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements —  Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by a Fund as a short-term investment vehicle for cash positions.

All Ultra ProFunds VP (except ProFund VP UltraBull) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

198	:: ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks

Principal Investment Strategies Specific to the Inverse ProFunds VP

As described in its Summary Prospectus, each Inverse ProFund VP invests in, as a principal investment strategy, derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) or an inverse multiple (-2x) of the daily return of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following are applicable to the Inverse ProFunds VP:

>

Derivatives — Each Inverse ProFund VP invests principally in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. An Inverse ProFund VP invests in derivatives as a substitute for directly shorting stocks in order to gain inverse or inverse leveraged exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — (each Inverse ProFund VP) Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — (each Inverse ProFund VP except for ProFund VP Short Emerging Markets) Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>

Money Market Instruments — Each Inverse ProFunds VP invests principally in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by a Fund as a short-term investment vehicle for cash positions.

All Inverse ProFunds VP (except ProFund VP Bear and ProFund VP Short International) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

Principal Investment Strategies Specific to the Non-Equity ProFunds VP

As described in its Summary Prospectus, each Non-Equity ProFund VP invests in, as a principal investment strategy, securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as its benchmark, a multiple (1.25x) of its benchmark or an inverse multiple (-1.25x) of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following are applicable to the Non-Equity ProFunds VP:

>

U.S. Government Debt Securities (ProFund VP U.S. Government Plus) — Securities issued by the U.S. government or by one of its agencies or instrumentalities, including U.S. Treasury Securities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

>

Derivatives — Each Non-Equity ProFund VP invests principally in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. A Non-Equity ProFund VP invests in derivatives as a substitute for investing in or shorting debt or other assets in order to gain exposure, leveraged exposure or inverse leveraged exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Forward Contracts — (ProFund VP Falling U.S. Dollar) Two-party contracts where a purchase or sale of a specific quantity of a foreign currency is entered into with dealers or financial institutions at a set price, with physical delivery and settlement at a specified future date.

>

Money Market Instruments — Each Non-Equity ProFund VP invests principally in short-term cash instruments that have a remaining maturity 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by a Fund as a short-term investment vehicle for cash positions.

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	199

The Non-Equity ProFunds VP (except ProFund VP Rising Rates Opportunity) are subject to the SEC “names rule,” and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

Strategies Specific to ProFund VP Money Market

ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate such as: debt instruments, U.S. government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 60 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

>	are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

>	have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO and are deemed by the Advisor to be of comparable quality.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks.

Principal Risks Specific to ProFunds VP

Like all investments, investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

Risks Associated with the Use

of Derivatives (All ProFunds VP except ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, all Sector ProFunds VP except ProFunds VP Precious Metals, and ProFund VP Money Market)

Each Fund obtains investment exposure through derivatives (including investing in swap agreements, futures contracts, options on futures contracts, securities and indexes, forward contracts and similar instruments), which may be considered aggressive. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s benchmark) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risks that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired.

In addition, a ProFund VP may use a combination of swaps on an underlying benchmark and swaps on an ETF that is designed to track the performance of that benchmark. The performance of an ETF may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent a ProFund VP invests in swaps that use an ETF as the reference asset, the ProFund VP may be subject to greater correlation risk and may not achieve as high a degree of correlation with its benchmark as it would if the ProFund VP only used swaps on the underlying benchmark.

Moreover, with respect to the use of swap agreements, if a benchmark has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the benchmark reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk (All Ultra ProFunds VP, All UltraShort Inverse ProFunds VP, ProFund U.S. Government Plus VP and ProFund Rising Rates Opportunity VP)

The Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage. Because the Funds include either a -2x or 2x multiplier or a -1.25x or 1.25x multiplier, a single day adverse price movement of more than 50% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor’s investment.

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Correlation Risk (All ProFunds VP, except ProFund VP Money Market)

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there is no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to securities or industries may be different from that of the benchmark. In addition, a Fund may invest in securities not included in the benchmark or in financial instruments. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its benchmark and may be impacted by index reconstitutions and index rebalancing events. Any of these factors could decrease correlation between the performance of a Fund and may hinder a Fund’s ability to meet its investment objective. Each Fund (other than the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its daily investment objective.

Compounding Risk (All ProFunds VP, except Classic ProFunds VP,

Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market)

Some Funds are “geared” funds in the sense that each has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day. These Funds are subject to all of the correlation risks described above. In addition, because the Funds have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a Fund to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the Fund objective, as applicable, before accounting for fees and fund expenses. As explained in greater detail in the following section, as a result of compounding, geared Funds are unlikely to provide a simple multiple (e.g., 2x, 1.25x, -1x, -1.25x or -2x) of a benchmark’s return over periods longer than a single day.

Understanding Long-Term Performance of Daily Objective Geared Funds — the Impact of Compounding

ProFunds VP (other than Classic ProFunds VP, Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) are designed to provide leveraged (e.g., 1.25x or 2x), inverse (e.g., -1x) or inverse leveraged (e.g., -1.25x or -2x) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., 2x, 1.25x, -1x, -1.25x, -2x) of a benchmark’s performance over periods longer than a single day.

•	Why?

The hypothetical example below illustrates how daily geared fund returns can behave for periods longer than a single day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (2x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably worse than double that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.8% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be better than two times (2x) the index’s return.

	INDEX XYZ		FUND XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher benchmark volatility, compounding will cause longer term results to be worse than the multiple (or inverse multiple) of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility (particularly when combined with large positive or negative benchmark returns), fund returns over longer periods can be better than a multiple (or inverse multiple) of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the benchmark’s volatility; b) the benchmark’s performance; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the benchmark. Longer holding periods, higher benchmark volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund’s performance. During periods of higher benchmark volatility, the volatility of a benchmark may affect a Fund’s return as much as or more then the return of its benchmark. The examples herein illustrate the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. Similar effects exist for the ProFunds VP that seek daily returns that correlate to the inverse (-1x) of a benchmark. Please see the SAI for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one-year performance of a benchmark compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than a single day, a geared fund is likely to underperform or overperform (but not match) the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the fund’s investment objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively manage and monitor their

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	201

investments, as frequently as daily. A one-year period is used for illustrative purposes only. Deviations from the benchmark return times the fund multiple can occur over periods as short as two days.

For Geared ProFunds VP

To isolate the impact of leverage, inverse or inverse leveraged exposure, these graphs assume a) no dividends paid with respect to the securities included in the benchmark; b) no fund expenses; and c) borrowing/lending rates (to obtain required leveraged, inverse or inverse leveraged exposure) of zero percent. If these were reflected, the fund’s performance would be different than shown. Each of the graphs also assumes a volatility rate of 21%, which is an approximate average of the five-year historical annualized volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageTM. A benchmark’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the benchmark. Some Funds are benchmarked to different indexes that have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 21%.

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProFund VP (+2x) and the UltraShort ProFund VP (-2x) are both down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 21%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund VP (+2x) is up less than two times the benchmark and the UltraShort ProFund VP (-2x) is down more than two times the inverse of the benchmark.

One-Year Simulation; Benchmark Up (17%)

(Annualized Benchmark Volatility 21%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, the Ultra ProFund VP (+2x) is down more than two times the benchmark, and the UltraShort ProFund VP (-2x) is up less than two times the inverse of the benchmark.

One-Year Simulation; Benchmark Down (17%)

(Annualized Benchmark Volatility 21%)

202	:: ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProFund VP (+1.25x) and the UltraShort ProFund VP (-1.25x) are both down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 21%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund VP (+1.25x) is up less than one and one-quarter times the benchmark and the UltraShort ProFund VP (-1.25x) is down more than one and one-quarter times the inverse of the benchmark.

One-Year Simulation; Benchmark Up (17%)

(Annualized Benchmark Volatility 21%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Ultra ProFund VP (+1.25x) is down less than one and one-quarter times the benchmark and the UltraShort ProFund VP (-1.25x) is up less than one and one-quarter times the inverse of the benchmark.

One-Year Simulation; Benchmark Down (17%)

(Annualized Benchmark Volatility 21%)

This graph shows a scenario where the benchmark, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short ProFund VP (-1x) is down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 21%)

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	203

This graph shows a scenario where the benchmark, which exhibits day to day volatility, is up over the year, but the Short ProFund VP (-1x) is down more than the inverse of the benchmark.

One-Year Simulation; Benchmark Up (17%)

(Annualized Benchmark Volatility 21%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Short ProFund VP (-1x) is up less than the inverse of the benchmark.

One-Year Simulation; Benchmark Down (17%)

(Annualized Benchmark Volatility 21%)

The table below shows the historical annualized volatility rate for the five-year period ended January 31, 2014 of the relevant ProFund VP’s benchmark.

Index	Historical Annualized Volatility Rate for the Five-Year Period Ended January 31, 2014
NASDAQ-100® Index	19.66%
Dow Jones Industrial AverageSM	16.96%
S&P 500®	18.91%
S&P MidCap 400®	22.68%
Dow Jones U.S. BanksSM Index	40.40%
Dow Jones U.S. Basic MaterialsSM Index	27.76%
Dow Jones U.S. BiotechnologySM Index	20.58%
Dow Jones U.S. Consumer GoodsSM Index	14.75%
Dow Jones U.S. Consumer ServicesSM Index	18.39%
Dow Jones U.S. FinancialsSM Index	31.18%
Dow Jones U.S. Health CareSM Index	15.86%
Dow Jones U.S. IndustrialsSM Index	22.52%
Dow Jones U.S. Internet CompositeSM Index	23.67%
Dow Jones U.S. Oil & GasSM Index	24.16%
Dow Jones U.S. PharmaceuticalsSM Index	15.04%
Dow Jones Precious MetalsSM Index	33.53%
Dow Jones U.S. Real EstateSM Index	33.13%
Dow Jones U.S. SemiconductorsSM Index	25.93%
Dow Jones U.S. TechnologySM Index	20.27%
Dow Jones U.S. TelecommunicationsSM Index	16.68%
Dow Jones U.S. UtilitiesSM Index	15.33%
ProFunds Europe 30 Index	24.26%
ProFunds Asia 30 Index	26.88%
BNY Emerging Markets 50 ADR® Index	25.31%
Russell 2000® Index	25.92%
Nikkei 225 Stock Average	23.15%
MSCI EAFE Index	18.94%
30-Year U.S. Treasury Bond	10.86%
10-Year U.S. Treasury Note	8.40%
U.S. Dollar Index	8.22%

For additional details about fund performance over periods longer than a single day for the geared ProFunds VP, please see the SAI.

•	What it means to you

Daily objective geared funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs). But investors considering these funds should understand that they are designed to provide a positive or negative multiple of a benchmark on a daily basis and not for greater periods of time. As a result, fund returns will likely not be a simple multiple, inverse or inverse multiple (e.g., 2x, -1x, -2x) of a benchmark’s return for time periods longer than a single day.

Additionally, investors should recognize that the degree of volatility of a fund’s benchmark can have a dramatic effect on a fund’s longer-term performance. The more volatile a benchmark, the more a fund’s longer-term performance will negatively deviate from a simple multiple, inverse or inverse multiple (e.g., 2x, -1x, -2x) of its benchmark’s longer-term return. It is even possible that, over periods longer than a single day, a fund’s performance may move in a different direction than the benchmark’s performance.

204	:: ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s net asset value will change daily based on the performance of its benchmark, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

Counterparty Risk (All ProFunds VP that have a principal investment strategy of investing in derivatives or money market instruments) Each ProFund VP will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

Debt Instrument Risk (Non-Equity ProFunds VP, except ProFund VP Falling U.S. Dollar, and ProFund VP Money Market) Each ProFund VP will invest in debt instruments, and certain of the Non-Equity ProFunds VP primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. ProFund VP Rising Rates Opportunity is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices, such as ProFund VP U.S. Government Plus.

Exposure to Foreign Investments Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP Short International, ProFund VP Short Emerging Markets, ProFund VP Precious Metals and ProFund VP Falling U.S. Dollar) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the applicable currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; and (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	205

issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. To the extent a Fund’s foreign investments are in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is greater. While the realization of certain of these risks may benefit the Inverse ProFunds VP because such Funds seek investment results that correspond to the inverse or inverse multiple of a benchmark, such occurrences may introduce more volatility to such Funds.

Geographic Concentration Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP Short International, ProFund VP Short Emerging Markets and ProFund VP Falling U.S. Dollar) Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in foreign countries that have not yet experienced currency devaluation to date, or could continue to occur in foreign countries that have already experienced such devaluations. As a result, Funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.

Special Considerations About Emerging Market Countries (ProFund VP Emerging Markets and ProFund VP Short Emerging Markets)

•

Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

•

Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

Money Market Fund Risk (ProFund VP Money Market) The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund.

Short Sale Exposure Risk (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity) Certain Funds may seek inverse or “short” exposure or inverse leveraged exposure through financial instruments such as swap agreements or futures contracts, which may cause the Funds to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments such as swap agreements or futures contracts, or requiring a Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). Obtaining inverse and/or inverse leveraged exposure may be considered an aggressive investment technique.

Tax Risk (ProFund VP Falling U.S. Dollar) As a regulated investment company (“RIC”), the ProFund VP Falling U.S. Dollar must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue

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Code of 1986, as amended. The ProFund VP Falling U.S. Dollar currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have return characteristics similar to the inverse of the Fund’s benchmark. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the ProFund VP Falling U.S. Dollar’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the ProFund VP Falling U.S. Dollar might not qualify as a RIC for one or more years. Please see the SAI for more information on the qualifying income requirement.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund VP that are not principal investment strategies of a ProFund VP unless otherwise noted in the ProFund VP’s description of principal strategies. A more comprehensive description of the types of investments that a Fund may make is set forth in the SAI.

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Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.

>	Depositary Receipts include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and South America to offer shares in many markets around the world.

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Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks, debt or other assets in order to gain exposure, leveraged exposure, inverse exposure or inverse leveraged exposure to a benchmark. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Equity Securities are investments in common stock issued by public companies.

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“Hedging” Techniques may include, among other things, investing or engaging in swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts. A Fund may use hedging techniques as part of a strategy designed to reduce exposure to other risks. For example, a Fund may attempt to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. Additional hedging techniques may include the use by a Fund of a customized basket of securities that does not necessarily include any of the securities contained in the underlying benchmark. The use of hedging techniques may involve additional costs and risks to a Fund. For example, a Fund may be adversely affected by imperfect correlation between movements in the price of the securities purchased and an inverse position in such securities.

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Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

>

Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	207
>

Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act set forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by the Funds, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

A Note Regarding the Diversification of Certain of the Classic ProFunds VP and Sector ProFunds VP

Certain of the Classic ProFunds VP and Sector ProFunds VP (ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Europe 30, ProFund VP Consumer Services, ProFund VP Industrials, ProFund VP Real Estate and ProFund VP Utilities, each an “Affected Fund” and together the “Affected Funds”) are currently “diversified” as that term is defined in the 1940 Act and have been operating as diversified investment companies for more than three years. Although the Affected Funds had previously designated themselves as “non-diversified” companies, the staff of the SEC takes the position that any fund that registers itself as a non-diversified company but that operates as diversified company for more than three years must obtain shareholder approval before it can once again operate as a non-diversified company. As a diversified fund, at least 75% of the value of each Affected Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Affected Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Underlying Benchmarks

The ProFunds VP have entered into licensing agreements for the use of certain indexes. A brief description of each Fund’s index is included in each Summary Prospectus.

Information About the Index Licensors

“BNY Mellon,” “BNY Mellon Emerging Markets 50 ADR Index,” “BNY Mellon China Select ADR Index” and “BNY Mellon Latin America 35 ADR Index are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageSM,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the

208	:: ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks

IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “MSCI® EAFE®” is a trademark of Morgan Stanley Capital International, Inc. “NASDAQ-100® Index” is a trademark of The NASDAQ OMX Group, Inc. (“NASDAQ”). The “Nikkei 225 Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “Russell 2000®” and “Russell 3000®” are a trademark of the Frank Russell Company. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600®,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400® Growth Index,” “S&P MidCap 400® Value Index,” “S&P SmallCap 600® Growth Index” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds.

The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

BNY Mellon Indices

BNY Mellon, BNY Mellon Emerging Markets 50 ADR Index, BNY Mellon China Select ADR Index and BNY Mellon Latin America 35 ADR Index are service marks of The Bank of New York Mellon (“BNY Mellon”) and have been licensed for use for certain purposes by ProFund Advisors LLC. ProFund Advisors LLC’s trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon or any of its subsidiaries or affiliates, and none of BNY Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ProFund Advisors LLC, on the other, is limited to the licensing of certain trademarks and trade names of BNY Mellon, and of the BNY Mellon Index Marks, which Indexes are determined, composed and calculated by BNY Mellon without regard to ProFund Advisors LLC or the Indexes’ underlying securities. Neither BNY Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors LLC or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither BNY Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither BNY Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIAIRES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS LLC, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN.

NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ICE Futures U.S., Inc.

ProFund VP Falling U.S. Dollar is not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the U.S. Dollar Index® to track market performance of the Fund. ICE Futures U.S.’s only relationship to ProFunds VP is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds VP. ICE Futures U.S. has no obligation to take the needs of the ProFunds VP or the owners of the Fund into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Fund. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Fund.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The NASDAQ OMX Group, Inc.

ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100. The Corporations make no representation or warranty, express or implied to the owners of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP

ProFunds VP Investment Objectives, Principal Investment Strategies and Related Risks ::	209

UltraShort NASDAQ-100 or any member of the public regarding the advisability of investing in securities generally in the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 particularly, or the ability of the NASDAQ-100 Index to track general stock market performance. The Corporations’ only relationship to ProFunds (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100 Index registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index, which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 into consideration in determining, composing or calculating the NASDAQ-100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 to be issued or in the determination or calculation of the equation by which the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PROFUND VP NASDAQ-100, PROFUND VP ULTRA NASDAQ-100, PROFUND VP SHORT NASDAQ-100 AND PROFUND VP ULTRASHORT NASDAQ-100, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Index is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Fund. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS, FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP’s portfolio securities is available in the ProFunds VP SAI.

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211

ProFunds VP Management

212	:: ProFunds VP Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds VP.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors has served as the investment adviser and management services provider since the Trust’s inception. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds’ annual report to shareholders dated December 31, 2013. Subject to the condition that the aggregate daily net assets of the Trust and Access One Trust, another investment company advised by the Advisor, are equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended December 31, 2013, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended December 31, 2013, each ProFund VP for which the Advisor served as investment adviser paid the Advisor investment advisory fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)	Net Amount
Bull	0.72%
Mid-Cap	0.74%
Small-Cap	0.63%
Dow 30	0.74%
NASDAQ-100	0.70%
Large-Cap Value	0.61%
Large-Cap Growth	0.66%
Mid-Cap Value	0.62%
Mid-Cap Growth	0.65%
Small-Cap Value	0.57%
Small-Cap Growth	0.62%
Asia 30	0.68%
Europe 30	0.71%
International	0.72%
Emerging Markets	0.69%
Japan	0.65%
UltraBull	0.65%
UltraMid-Cap	0.68%
UltraSmall-Cap	0.64%
UltraNASDAQ-100	0.71%
Bear	0.70%
Short Mid-Cap	0.41%
Short Small-Cap	0.62%
Short Dow 30	0.00%
Short NASDAQ-100	0.66%
Short International	0.59%
Short Emerging Markets	0.53%
UltraShort Dow 30	0.00%
UltraShort NASDAQ-100	0.56%
Banks	0.65%
Basic Materials	0.71%
Biotechnology	0.73%
Consumer Goods	0.68%
Consumer Services	0.66%
Financials	0.66%
Health Care	0.71%
Industrials	0.64%
Internet	0.68%
Oil & Gas	0.68%
Pharmaceuticals	0.69%
Precious Metals	0.72%
Real Estate	0.69%
Semiconductor	0.32%
Technology	0.71%
Telecommunications	0.71%
Utilities	0.68%
U.S. Government Plus	0.47%
Rising Rates Opportunity	0.70%
Falling U.S. Dollar	0.07%
Money Market	0.00%

Portfolio Management

The following individuals have responsibility for the day-to-day management of the ProFunds VP as set forth in the summary section relating to each ProFund VP.

Alexander Ilyasov, ProFund Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. World Asset Management, Inc.: Portfolio Manager from January 2006 through November 2009.

ProFunds VP Management ::	213

Michael Neches, ProFund Advisors: Senior Portfolio Manager since October 2013 and Senior Portfolio Manager from December 2010 through September 2011 and Portfolio Manager from December 2009 through November 2010 and Associate Portfolio Manager from November 2006 through November 2009. ProShare Advisors LLC: Senior Portfolio Manager since November 2010 and Associate Portfolio Manager from January 2007 through October 2010. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Jeffrey Ploshnick, ProFund Advisors: Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 through 2007. ProShare Advisors LLC: Senior Portfolio Manager since March 2011. ProShare Capital Management LLC: Senior Portfolio Manager since April 2011.

Rachel Ames, ProFund Advisors: Portfolio Manager since October 2013 and Associate Portfolio Manager from June 2009 through September 2013 and Portfolio Analyst from June 2004 through May 2009. ProShare Advisors LLC: Portfolio Manager since October 2013 and Associate Portfolio Manager from June 2009 through September 2013 and Portfolio Analyst from June 2004 through May 2009.

Michelle Liu, ProFund Advisors: Portfolio Manager since December 2009. ProShare Advisors LLC: Portfolio Manager since December 2009 and Associate Portfolio Manager from November 2007 through November 2009. Financial Industry Regulatory Authority, Inc.: Senior Market Operations Analyst from July 2006 through November 2007.

Charles Lowery, ProFund Advisors: Portfolio Manager since October 2013 and Associate Portfolio Manager from July 2010 through September 2013 and Portfolio Analyst from October 2006 through June 2010. ProShare Advisors LLC: Portfolio Manager since October 2013 and Associate Portfolio Manager from July 2010 through September 2013 and Portfolio Analyst from October 2006 through June 2010.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund VP shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2013 each ProFund VP for which the Advisor served as investment adviser paid the Advisor management services fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)	Net Amount
Bull	0.10%
Mid-Cap	0.10%
Small-Cap	0.08%
Dow 30	0.10%
NASDAQ-100	0.09%
Large-Cap Value	0.08%
Large-Cap Growth	0.09%
Mid-Cap Value	0.08%
Mid-Cap Growth	0.09%
Small-Cap Value	0.08%
Small-Cap Growth	0.08%
Asia 30	0.09%
Europe 30	0.09%
International	0.10%
Emerging Markets	0.09%
Japan	0.09%
UltraBull	0.09%
UltraMid-Cap	0.09%
UltraSmall-Cap	0.09%
UltraNASDAQ-100	0.09%
Bear	0.09%
Short Mid-Cap	0.06%
Short Small-Cap	0.08%
Short Dow 30	0.00%
Short NASDAQ-100	0.09%
Short International	0.08%
Short Emerging Markets	0.07%
UltraShort Dow 30	0.00%
UltraShort NASDAQ-100	0.07%
Banks	0.09%
Basic Materials	0.10%
Biotechnology	0.10%
Consumer Goods	0.09%
Consumer Services	0.09%
Financials	0.09%
Health Care	0.09%
Industrials	0.08%
Internet	0.09%
Oil & Gas	0.09%
Pharmaceuticals	0.09%
Precious Metals	0.10%
Real Estate	0.09%
Semiconductor	0.04%
Technology	0.09%
Telecommunications	0.09%
Utilities	0.09%
U.S. Government Plus	0.09%
Rising Rates Opportunity	0.09%
Falling U.S. Dollar	0.01%
Money Market	0.00%

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215

General ProFunds VP Information

216	:: General ProFunds VP Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the next computed net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund VP calculates its NAV by taking the value of the ProFund VP’s assets, subtracting any ProFund VP’s liabilities, and dividing that amount by the number of the ProFund VP’s outstanding shares.

A ProFund VP’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market are typically valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Swap agreements are typically valued at the market value, which is the current value of all gains or losses since the position was established. The current value is calculated based on price appreciation or depreciation, financing charges, commissions or trading costs, and dividends or income. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. In addition, certain derivatives linked to a benchmark may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such benchmark, when the level of the benchmark is not computed as of the close of the U.S. securities markets. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFund VP may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board-approved fair valuation procedures. At times, a ProFund may, pursuant to Board-approved procedures, write down the value of an investment or other asset to reflect, among other things, decreases in the value of the asset or decreases in the likelihood that the ProFund will be able to collect on the asset. These write downs will reduce the value of the asset and, ultimately, the value of the Fund. Fair valuation procedures also involve the risk that a ProFund VP’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. ProFund VP Money Market uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value. See the SAI for more details.

Each ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) normally calculates its daily share price for each class of shares at the close of trading on the NYSE (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business.

ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund VP’s portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving Day. ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity will cease taking transaction requests early, including requests to exchange to or from other ProFunds VP.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2014 and 2015, SIFMA has recommended that the bond markets i) close on January 1, 2014, January 20, 2014, February 17, 2014, April 18, 2014, May 26, 2014, July 4, 2014, September 1, 2014, October 13, 2014, November 11, 2014, November 27, 2014, December 25, 2014, January 1, 2015, January 19, 2015, February 16, 2015 and April 3, 2015. ; and ii) close early at 2:00 pm (Eastern Time) on April 17, 2014, May 23, 2014, November 28, 2014, December 24, 2014, December 31, 2014 and April 2, 2015. On such days, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time. SIFMA may announce changes to this schedule from time to time.

General ProFunds VP Information ::	217

Dividends and Distributions

At least annually, each of the ProFunds VP intends to declare and distribute to its shareholders all of the year’s net investment income and net realized capital gains, if any, as follows:

	Dividends		Capital Gains

ProFund Name VP Money Market	Accrued	Paid	Paid
VP Money Market	Daily	Monthly	Annually*
VP U.S. Government Plus	Daily	Monthly	Annually*
VP Real Estate	Quarterly	Quarterly	Annually*
All other ProFunds VP	Annually	Annually	Annually

*	ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year. Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution, unless the insurance company separate account has written to request a direct cash distribution.

ProFund VP Money Market may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

Purchasing and Redeeming Shares

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

Escheatment

Unclaimed or inactive accounts may be subject to escheatment laws, and each ProFund VP and each ProFund VP’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan Fees

Under a Rule 12b-1 distribution plan adopted by the Board of Trustees, each ProFund VP may pay insurance companies, broker-dealers, banks and other financial institutions an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the “Distributor”) and other third parties, including financial firms, for distribution-related activities or the provision of share-holder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors may from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms

218	:: General ProFunds VP Information

and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Service Fees

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

Frequent Purchases and Redemptions of ProFund VP Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares” (the “Policy”). Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of

ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

Frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively affect a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Tax Consequences

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a ProFund VP qualifies as a regulated investment company and complies with the appropriate provisions of the Code, the ProFund VP will not be subject to federal income tax on its investment income and net capital gains that it distributes to shareholders in a timely manner. In order for a ProFund VP to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders.

Taxation of the shareholders. Shares of each ProFund VP will be avail-able only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds VA Contracts and VLI Policies is subject to special diversification requirements under Section 817(h) of the Code. Where all the beneficial interests in a regulated investment company are held by insurance companies and certain other eligible holders, a separate account can “look through” the regulated investment company to determine the separate account’s own diversification. Consequently, each ProFund VP intends to diversify its investments in accordance with the requirements of Section 817(h), which generally require that, on the last day of each quarter of each calendar year, no more than 55% of the value of a ProFund VP’s total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security guaranteed (to the extent so guaranteed) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

General ProFunds VP Information ::	219

If a ProFund VP fails to meet the Section 817(h) diversification requirements or fails to qualify as a regulated investment company for any taxable year, a separate account investing in that ProFund VP will fail the Section 817(h) requirement and therefore any income accrued under the VA Contracts and VLI Policies invested in that ProFund VP for the calendar year in which the failure occurred and all prior years could become currently taxable to the owners of the contracts. In addition, if the Internal Revenue Service (“IRS”) finds an impermissible level of “investor control” of investment options underlying VA Contracts or VLI Policies, the advantageous tax treatment provided with respect to insurance company separate accounts under the Code will no longer be available. Please see the SAI for further discussion.

Investments in securities of foreign issuers may be subject to with-holding and other taxes withheld at the source, including on dividend or interest payments. In that case, the ProFund VP’s yield on those securities would be decreased.

Investments by a ProFund VP in options, futures, forward con-tracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retro-active) may affect whether a ProFund VP has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

If, in any taxable year, a ProFund VP were to fail to satisfy the income, diversification or distribution test for treatment as a regulated investment company, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a ProFund VP were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a regulated investment company that is accorded special tax treatment, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the separate diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The ProFund VP could also be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions before requalifying for treatment as a regulated investment company.

Except where noted, the discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the applicable Code rules.

Because the shareholders of the ProFunds VP will be separate accounts or qualified pension or retirement plans, no attempt is made here to particularly describe the federal income tax con-sequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax con-sequences to purchasers of VA Contracts and VLI Policies, please refer to the prospectus for the relevant variable contract. See the SAI for more information on taxes.

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221

Financial Highlights

The following tables are intended to help you understand the financial history of each ProFund VP for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. Total returns do not reflect insurance related charges or expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statement of the ProFunds VP, appears in the Annual Report of the ProFunds VP, which is available upon request.

222	:: ProFund VP Bull ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$29.52	$25.92	$26.30	$23.39	$18.93

Investment Activities:
Net investment income (loss)(a)	(0.25)	(0.11)	(0.07)	(0.05)	0.03
Net realized and unrealized gains (losses) on investments	8.98	3.71	0.09	2.99	4.57

Total income (loss) from investment activities	8.73	3.60	0.02	2.94	4.60

Distributions to Shareholders from:
Net investment income	—	—	—	(0.03)	(0.14)
Net realized gains on investments	(0.37)	—	(0.40)	—	—

Total distributions	(0.37)	—	(0.40)	(0.03)	(0.14)

Net Asset Value, End of Period	$37.88	$29.52	$25.92	$26.30	$23.39

Total Return	29.76%	13.89%	—	12.58%	24.34%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.84%	1.74%	1.74%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(0.74)%	(0.39)%	(0.26)%	(0.20)%	0.17%

Supplemental Data:
Net assets, end of period (000’s)	$105,750	$85,299	$94,879	$101,332	$113,508
Portfolio turnover rate(b)	43%	35%	4%	87%	116%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Mid-Cap ::	223

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$27.36	$23.68	$27.76	$24.25	$18.25

Investment Activities:
Net investment income (loss)(a)	(0.51)	(0.41)	(0.43)	(0.38)	(0.35)
Net realized and unrealized gains (losses) on investments	8.73	4.09	(0.39)	5.91	6.35

Total income (loss) from investment activities	8.22	3.68	(0.82)	5.53	6.00

Distributions to Shareholders from:
Net realized gains on investments	(1.37)	—	(3.26)	(2.02)	—

Net Asset Value, End of Period	$34.21	$27.36	$23.68	$27.76	$24.25

Total Return	30.79%	15.54%	(4.18)%	24.05%	32.88%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.81%	1.75%	1.71%	1.75%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(1.65)%	(1.57)%	(1.65)%	(1.57)%	(1.61)%

Supplemental Data:
Net assets, end of period (000’s)	$28,199	$18,592	$6,610	$8,276	$11,844
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

224	:: ProFund VP Small-Cap ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$29.76	$26.36	$27.94	$22.39	$17.75

Investment Activities:
Net investment income (loss)(a)	(0.41)	(0.27)	(0.39)	(0.31)	(0.25)
Net realized and unrealized gains (losses) on investments	11.29	4.13	(1.19)	5.86	4.89

Total income (loss) from investment activities	10.88	3.86	(1.58)	5.55	4.64

Distributions to Shareholders from:
Net realized gains on investments	(0.83)	(0.46)	—	—	—

Net Asset Value, End of Period	$39.81	$29.76	$26.36	$27.94	$22.39

Total Return	37.18%	14.75%	(5.65)%	24.79%	26.14%

Ratios to Average Net Assets:
Gross expenses	1.81%	1.98%	2.08%	2.05%	2.30%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.73%	(b)
Net investment income (loss)	(1.17)%	(0.94)%	(1.40)%	(1.31)%	(1.34)%

Supplemental Data:
Net assets, end of period (000’s)	$24,482	$14,917	$7,103	$9,078	$4,414
Portfolio turnover rate(c)	31%	29%	202%	378%	840%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Dow 30 ::	225

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012		Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$29.71	$27.81		$26.78	$24.30	$22.23

Investment Activities:
Net investment income (loss)(a)	(0.55)	(0.46)		(0.43)	(0.39)	(0.38)
Net realized and unrealized gains (losses) on investments	8.03	2.36	(b)	1.46	2.87	4.17

Total income (loss) from investment activities	7.48	1.90		1.03	2.48	3.79

Distributions to Shareholders from:
Net investment income	—	—		—	—	(1.72)

Net Asset Value, End of Period	$37.19	$29.71		$27.81	$26.78	$24.30

Total Return	25.18%	6.83%		3.85%	10.21%	17.58%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.78%		1.81%	1.73%	1.99%
Net expenses	1.68%	1.68%		1.62%	1.68%	1.77% (c)
Net investment income (loss)	(1.64)%	(1.58)%		(1.59)%	(1.59)%	(1.70)%

Supplemental Data:
Net assets, end of period (000’s)	$645	$7,962		$805	$257	$423
Portfolio turnover rate(d)	—	—		—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(d)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

226	:: ProFund VP NASDAQ-100 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$22.70	$19.53	$19.25	$16.28	$10.71

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.21)	(0.24)	(0.19)	(0.15)
Net realized and unrealized gains (losses) on investments	8.01	3.38	0.52	3.16	5.72

Total income (loss) from investment activities	7.78	3.17	0.28	2.97	5.57

Net Asset Value, End of Period	$30.48	$22.70	$19.53	$19.25	$16.28

Total Return	34.27%	16.23%	1.45%	18.24%	52.01%

Ratios to Average Net Assets:
Gross expense	1.74%	1.82%	1.82%	1.78%	1.83%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(0.89)%	(0.93)%	(1.21)%	(1.13)%	(1.13)%

Supplemental Data:
Net assets, end of period (000’s)	$62,389	$43,094	$45,180	$57,064	$53,746
Portfolio turnover rate(b)	11%	7%	38%	28%	238%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Large-Cap Value ::	227

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$27.28	$23.82	$24.31	$21.74	$18.52

Investment Activities:
Net investment income (loss)(a)	0.26	0.23	0.18	0.16	0.24
Net realized and unrealized gains (losses) on investments	7.86	3.43	(0.48)	2.63	3.35

Total income (loss) from investment activities	8.12	3.66	(0.30)	2.79	3.59

Distributions to Shareholders from:
Net investment income	(0.27)	(0.20)	(0.19)	(0.22)	(0.37)

Net Asset Value, End of Period	$35.13	$27.28	$23.82	$24.31	$21.74

Total Return	29.89%	15.42%	(1.28)%	12.89%	19.47%

Ratios to Average Net Assets:
Gross expenses	1.84%	1.93%	1.85%	1.88%	1.89%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.81%	0.90%	0.76%	0.72%	1.26%

Supplemental Data:
Net assets, end of period (000’s)	$22,181	$23,152	$22,302	$33,925	$29,532
Portfolio turnover rate(b)	150%	212%	276%	329%	217%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

228	:: ProFund VP Large-Cap Growth ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$38.98	$34.60	$33.56	$29.67		$22.87

Investment Activities:
Net investment income (loss)(a)	0.07	0.12	0.03	—	(b)	0.02
Net realized and unrealized gains (losses) on investments	11.86	4.29	1.01	3.91		6.78

Total income (loss) from investment activities	11.93	4.41	1.04	3.91		6.80

Distributions to Shareholders from:
Net investment income	(0.16)	(0.03)	—	(0.02)		—

Net Asset Value, End of Period	$50.75	$38.98	$34.60	$33.56		$29.67

Total Return	30.66%	12.72%	3.13%	13.18%		29.73%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.86%	1.84%	1.83%		1.84%
Net expenses	1.68%	1.68%	1.68%	1.68%		1.67%
Net investment income (loss)	0.15%	0.31%	0.08%	(0.01)%		0.08%

Supplemental Data:
Net assets, end of period (000’s)	$36,890	$25,538	$29,859	$36,264		$44,258
Portfolio turnover rate(c)	81%	177%	306%	232%		224%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Mid-Cap Value ::	229

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$29.04	$24.95	$26.01	$21.66	$16.72

Investment Activities:
Net investment income (loss)(a)	0.04	0.12	0.04	0.03	0.15
Net realized and unrealized gains (losses) on investments	9.28	4.01	(1.06)	4.39	5.00

Total income (loss) from investment activities	9.32	4.13	(1.02)	4.42	5.15

Distributions to Shareholders from:
Net investment income	(0.10)	(0.04)	(0.04)	(0.07)	(0.21)

Net Asset Value, End of Period	$38.26	$29.04	$24.95	$26.01	$21.66

Total Return	32.16%	16.57%	(3.92)%	20.45%	30.87%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.91%	1.84%	1.87%	1.90%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.11%	0.43%	0.15%	0.14%	0.82%

Supplemental Data:
Net assets, end of period (000’s)	$28,404	$25,461	$26,113	$29,286	$34,308
Portfolio turnover rate(b)	185%	250%	477%	400%	362%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

230	:: ProFund VP Mid-Cap Growth ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$38.33	$33.22	$34.21	$26.64	$19.26

Investment Activities:
Net investment income (loss)(a)	(0.27)	(0.24)	(0.35)	(0.26)	(0.17)
Net realized and unrealized gains (losses) on investments	11.97	5.35	(0.64)	7.83	7.55

Total income (loss) from investment activities	11.70	5.11	(0.99)	7.57	7.38

Net Asset Value, End of Period	$50.03	$38.33	$33.22	$34.21	$26.64

Total Return	30.52%	15.38%	(2.89)%	28.42%	38.32%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.87%	1.81%	1.83%	1.85%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(0.60)%	(0.65)%	(0.99)%	(0.87)%	(0.76)%

Supplemental Data:
Net assets, end of period (000’s)	$34,981	$30,224	$32,548	$74,427	$44,679
Portfolio turnover rate(b)	149%	212%	348%	452%	373%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Small-Cap Value ::	231

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$30.41	$26.17	$27.30	$22.38		$18.63

Investment Activities:
Net investment income (loss)(a)	(0.07)	0.08	(0.09)	(0.08)		0.05
Net realized and unrealized gains (losses) on investments	11.51	4.16	(1.04)	4.99		3.75

Total income (loss) from investment activities	11.44	4.24	(1.13)	4.91		3.80

Capital Transactions:	—	—	—	0.03	(b)	—

Distributions to Shareholders from:
Net investment income	(0.07)	—	—	(0.02)		(0.05)

Net Asset Value, End of Period	$41.78	$30.41	$26.17	$27.30		$22.38

Total Return	37.67%	16.16%	(4.10)%	22.10%	(b)	20.40%

Ratios to Average Net Assets:
Gross expenses	1.88%	1.99%	1.94%	1.96%		2.03%
Net expenses	1.68%	1.68%	1.68%	1.68%		1.67%
Net investment income (loss)	(0.19)%	0.29%	(0.34)%	(0.34)%		0.25%

Supplemental Data:
Net assets, end of period (000’s)	$40,145	$29,138	$25,208	$27,251		$21,301
Portfolio turnover rate(c)	169%	257%	267%	412%		385%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.03 to the net asset value and 0.15% to the total return. Without this contribution, the net asset value and total return would be lower.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

232	:: ProFund VP Small-Cap Growth ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$32.63	$29.00	$28.69	$22.82		$18.53

Investment Activities:
Net investment income (loss)(a)	(0.31)	(0.10)	(0.30)	(0.13)		(0.20)
Net realized and unrealized gains (losses) on investments	12.90	3.73	0.67	5.97		5.03

Total income (loss) from investment activities	12.59	3.63	0.37	5.84		4.83

Capital Transactions:	—	—	—	0.03	(b)	—

Distributions to Shareholders from:
Net realized gains on investments	(2.20)	—	(0.06)	—		(0.54)

Net Asset Value, End of Period	$43.02	$32.63	$29.00	$28.69		$22.82

Total Return	40.42%	12.48%	1.28%	25.72%	(b)	26.17%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.89%	1.86%	1.87%		1.91%
Net expenses	1.68%	1.68%	1.68%	1.68%		1.67%
Net investment income (loss)	(0.83)%	(0.31)%	(1.00)%	(0.51)%		(1.06)%

Supplemental Data:
Net assets, end of period (000’s)	$50,187	$24,477	$39,514	$59,360		$40,211
Portfolio turnover rate(c)	174%	163%	310%	351%		308%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.03 to the net asset value and 0.14% to the total return. Without this contribution, the net asset value and total return would be lower.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Asia 30 ::	233

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$48.72	$42.19	$61.12	$53.70	$39.35

Investment Activities:
Net investment income (loss)(a)	(0.10)	0.03	(0.17)	0.02	0.04
Net realized and unrealized gains (losses) on investments	7.39	6.50	(15.32)	7.44	21.02

Total income (loss) from investment activities	7.29	6.53	(15.49)	7.46	21.06

Distributions to Shareholders from:
Net investment income	(0.03)	—	(0.02)	(0.04)	(0.47)
Net realized gains on investments	—	—	(3.42)	—	(6.24)

Total distributions	(0.03)	—	(3.44)	(0.04)	(6.71)

Net Asset Value, End of Period	$55.98	$48.72	$42.19	$61.12	$53.70

Total Return	14.97%	15.48%	(27.00)%	13.91%	54.20%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.88%	1.78%	1.74%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(0.20)%	0.06%	(0.31)%	0.03%	0.08%

Supplemental Data:
Net assets, end of period (000’s)	$42,649	$43,865	$39,521	$99,324	$116,848
Portfolio turnover rate(b)	113%	111%	50%	158%	191%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

234	:: ProFund VP Europe 30 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$21.59	$19.21	$21.27	$21.06	$16.32

Investment Activities:
Net investment income (loss)(a)	0.35	0.35	0.43	0.19	0.27
Net realized and unrealized gains (losses) on investments	4.26	2.72	(2.29)	0.35	4.99

Total income (loss) from investment activities	4.61	3.07	(1.86)	0.54	5.26

Distributions to Shareholders from:
Net investment income	(0.33)	(0.69)	(0.20)	(0.33)	(0.52)

Net Asset Value, End of Period	$25.87	$21.59	$19.21	$21.27	$21.06

Total Return	21.64%	16.60%	(8.88)%	2.63%	32.30%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.80%	1.79%	1.71%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	1.54%	1.76%	1.98%	0.95%	1.48%

Supplemental Data:
Net assets, end of period (000’s)	$42,100	$35,424	$22,093	$48,270	$62,615
Portfolio turnover rate(b)	142%	91%	116%	180%	150%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP International ::	235

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$21.61	$18.63	$21.76	$21.05	$16.89

Investment Activities:
Net investment income (loss)(a)	(0.37)	(0.31)	(0.35)	(0.32)	(0.32)
Net realized and unrealized gains (losses) on investments	4.41	3.29	(2.78)	1.89	4.38

Total income (loss) from investment activities	4.04	2.98	(3.13)	1.57	4.06

Capital Transactions:	—	—	—	—	0.10	(b)

Distributions to Shareholders from:
Net investment income	—	—	—	—	—	(c)
Net realized gains on investments	(1.65)	—	—	(0.86)	—

Total distributions	(1.65)	—	—	(0.86)	—	(c)

Net Asset Value, End of Period	$24.00	$21.61	$18.63	$21.76	$21.05

Total Return	19.49%	15.93%	(14.34)%	7.80%	24.65%	(b)

Ratios to Average Net Assets:
Gross expenses	1.72%	1.83%	1.74%	1.70%	1.69%
Net expenses	1.68%	1.68%	1.65%	1.68%	1.68%
Net investment income (loss)	(1.65)%	(1.57)%	(1.61)%	(1.58)%	(1.62)%

Supplemental Data:
Net assets, end of period (000’s)	$14,999	$12,731	$5,686	$20,408	$13,159
Portfolio turnover rate(d)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amounts include a voluntary capital contribution from the Advisor in connection with an investment valuation adjustment. The contribution represented $0.10 to the net asset value and 0.66% to the total return. Without this contribution, the net asset value and total return would be lower.

(c)	Amount is less than $0.005.

(d)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

236	:: ProFund VP Emerging Markets ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$25.72	$24.36	$30.35	$28.13	$17.34

Investment Activities:
Net investment income (loss)(a)	0.05	0.18	0.21	(0.02)	(0.33)
Net realized and unrealized gains (losses) on investments	(1.70)	1.43	(6.20)	2.71	11.14

Total income (loss) from investment activities	(1.65)	1.61	(5.99)	2.69	10.81

Distributions to Shareholders from:
Net investment income	(0.19)	(0.25)	—	—	(0.02)
Net realized gains on investments	—	—	—	(0.47)	—

Total distributions	(0.19)	(0.25)	—	(0.47)	(0.02)

Net Asset Value, End of Period	$23.88	$25.72	$24.36	$30.35	$28.13

Total Return	(6.42)%	6.57%	(19.70)%	9.77%	62.36%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.80%	1.73%	1.68%	1.70%
Net expenses	1.68%	1.68%	1.64%	1.68%	1.68%
Net investment income (loss)	0.19%	0.71%	0.73%	(0.08)%	(1.36)%

Supplemental Data:
Net assets, end of period (000’s)	$18,899	$27,075	$16,477	$51,835	$34,872
Portfolio turnover rate(b)	102%	55%	32%	35%	7%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Japan ::	237

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$12.75	$10.37	$12.73	$13.62	$12.41

Investment Activities:
Net investment income (loss)(a)	(0.27)	(0.18)	(0.19)	(0.20)	(0.20)
Net realized and unrealized gains (losses) on investments	6.42	2.56	(2.17)	(0.69)	1.48

Total income (loss) from investment activities	6.15	2.38	(2.36)	(0.89)	1.28

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.07)

Net Asset Value, End of Period	$18.90	$12.75	$10.37	$12.73	$13.62

Total Return	48.24%	22.95%	(18.54)%	(6.53)%	10.33%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.82%	2.00%	1.77%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(1.65)%	(1.58)%	(1.65)%	(1.58)%	(1.59)%

Supplemental Data:
Net assets, end of period (000’s)	$22,948	$11,010	$7,291	$11,984	$14,496
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

238	:: ProFund VP UltraBull ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$13.42	$10.41	$11.74	$9.61	$6.72

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.06)	(0.12)	(0.09)	(0.02)
Net realized and unrealized gains (losses) on investments	8.47	3.07	(0.31)	2.22	3.01

Total income (loss) from investment activities	8.39	3.01	(0.43)	2.13	2.99

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.10)
Net realized gains on investments	(2.18)	—	(0.84)	—	—
Return of capital	—	—	(0.06)	—	—

Total distributions	(2.18)	—	(0.90)	—	(0.10)

Net Asset Value, End of Period	$19.63	$13.42	$10.41	$11.74	$9.61

Total Return	68.05%	28.91%	(4.83)%	22.16%	44.64%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.84%	1.68%	1.78%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(0.50)%	(0.45)%	(1.01)%	(0.94)%	(0.21)%

Supplemental Data:
Net assets, end of period (000’s)	$35,757	$19,250	$26,716	$22,903	$27,373
Portfolio turnover rate(b)	1,884%	1,571%	3%	1,329%	629%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP UltraMid-Cap ::	239

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$31.44	$23.72	$27.48	$18.36	$11.08

Investment Activities:
Net investment income (loss)(a)	(0.34)	(0.21)	(0.24)	(0.18)	(0.09)
Net realized and unrealized gains (losses) on investments	22.54	7.93	(3.52)	9.30	7.38

Total income (loss) from investment activities	22.20	7.72	(3.76)	9.12	7.29

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.01)

Net Asset Value, End of Period	$53.64	$31.44	$23.72	$27.48	$18.36

Total Return	70.61%	32.49%	(13.65)%	49.67%	65.79%

Ratios to Average Net Assets:
Gross expense	1.76%	1.84%	1.81%	1.78%	1.84%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(0.80)%	(0.75)%	(0.87)%	(0.83)%	(0.66)%

Supplemental Data:
Net assets, end of period (000’s)	$26,717	$22,873	$16,625	$42,374	$30,458
Portfolio turnover rate(b)	38%	67%	13%	219%	283%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

240	:: ProFund VP UltraSmall-Cap ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$13.35	$10.30	$16.15	$10.89	$7.77

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.10)	(0.20)	(0.18)	(0.07)
Net realized and unrealized gains (losses) on investments	11.73	3.15	(1.96)	5.44	3.20

Total income (loss) from investment activities	11.55	3.05	(2.16)	5.26	3.13

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.01)
Net realized gains on investments	—	—	(3.53)	—	—
Return of capital	—	—	(0.16)	—	—

Total distributions	—	—	(3.69)	—	(0.01)

Net Asset Value, End of Period	$24.90	$13.35	$10.30	$16.15	$10.89

Total Return	86.52%	29.61%	(18.83)%	48.44%	40.18%

Ratios to Average Net Assets:
Gross expenses	1.80%	1.94%	1.84%	1.82%	1.89%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(0.95)%	(0.86)%	(1.50)%	(1.41)%	(0.97)%

Supplemental Data:
Net assets, end of period (000’s)	$35,264	$19,450	$19,060	$32,266	$16,830
Portfolio turnover rate(b)	32%	59%	38%	211%	153%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP UltraNASDAQ-100 ::	241

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$28.77	$21.51	$21.77	$16.10	$7.34

Investment Activities:
Net investment income (loss)(a)	(0.33)	(0.23)	(0.28)	(0.21)	(0.13)
Net realized and unrealized gains (losses) on investments	23.07	7.49	0.02	5.88	8.89

Total income (loss) from investment activities	22.74	7.26	(0.26)	5.67	8.76

Net Asset Value, End of Period	$51.51	$28.77	$21.51	$21.77	$16.10

Total Return	79.04%	33.75%	(1.19)%	35.22%	119.35%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.82%	1.77%	1.80%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(0.88)%	(0.79)%	(1.25)%	(1.24)%	(1.20)%

Supplemental Data:
Net assets, end of period (000’s)	$64,938	$29,454	$34,817	$42,908	$31,422
Portfolio turnover rate(b)	27%	36%	24%	26%	423%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

242	:: ProFund VP Bear ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$15.48	$18.56	$20.37	$24.79	$34.42

Investment Activities:
Net investment income (loss)(a)	(0.22)	(0.26)	(0.32)	(0.37)	(0.48)
Net realized and unrealized gains (losses) on investments	(3.89)	(2.82)	(1.49)	(4.05)	(9.10)

Total income (loss) from investment activities	(4.11)	(3.08)	(1.81)	(4.42)	(9.58)

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.05)

Net Asset Value, End of Period	$11.37	$15.48	$18.56	$20.37	$24.79

Total Return	(26.55)%	(16.59)%	(8.89)%	(17.80)%	(27.87)%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.78%	1.71%	1.75%	1.77%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(1.65)%	(1.58)%	(1.65)%	(1.57)%	(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$14,674	$13,010	$22,381	$26,303	$36,719
Portfolio turnover rate(b)	—	—	—	599% (c)	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(c)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sales of long-term securities.

Financial Highlights ::	ProFund VP Short Mid-Cap ::	243

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$11.12	$13.72	$14.95	$20.16	$31.33

Investment Activities:
Net investment income (loss)(a)	(0.15)	(0.19)	(0.23)	(0.29)	(0.40)
Net realized and unrealized gains (losses) on investments	(2.94)	(2.41)	(1.00)	(4.92)	(10.68)

Total income (loss) from investment activities	(3.09)	(2.60)	(1.23)	(5.21)	(11.08)

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.09)

Net Asset Value, End of Period	$8.03	$11.12	$13.72	$14.95	$20.16

Total Return	(27.70)%	(18.95)%	(8.23)%	(25.84)%	(35.39)%

Ratios to Average Net Assets:
Gross expenses	2.06%	1.95%	1.84%	1.72%	1.82%
Net expenses	1.68%	1.68%	1.67%	1.68%	1.67%
Net investment income (loss)	(1.65)%	(1.58)%	(1.65)%	(1.57)%	(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$426	$1,050	$2,622	$1,775	$3,905
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

244	:: ProFund VP Short Small-Cap ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$6.24	$7.70	$8.47	$11.92	$17.72

Investment Activities:
Net investment income (loss)(a)	(0.09)	(0.11)	(0.13)	(0.17)	(0.24)
Net realized and unrealized gains (losses) on investments	(1.86)	(1.35)	(0.64)	(3.28)	(5.49)

Total income (loss) from investment activities	(1.95)	(1.46)	(0.77)	(3.45)	(5.73)

Distributions to Shareholders from:
Net realized gains on investments	—	—	—	—	(0.07)

Net Asset Value, End of Period	$4.29	$6.24	$7.70	$8.47	$11.92

Total Return	(31.25)%	(18.96)%	(9.09)%	(28.94)%	(32.37)%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.87%	1.78%	1.80%	1.81%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(1.65)%	(1.58)%	(1.66)%	(1.57)%	(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$2,057	$4,404	$6,022	$5,904	$13,365
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Short Dow 30 ::	245

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$4.67	$5.34	$6.15	$7.88	$31.84

Investment Activities:
Net investment income (loss)(a)	(0.06)	(0.08)	(0.09)	(0.11)	(0.25)
Net realized and unrealized gains (losses) on investments	(1.30)	(0.59)	(0.72)	(1.62)	(6.49)

Total income (loss) from investment activities	(1.36)	(0.67)	(0.81)	(1.73)	(6.74)

Distributions to Shareholders from:
Net realized gains on investments	—	—	—	—	(17.17)
Return of capital	—	—	—	—	(0.05)

Total distributions	—	—	—	—	(17.22)

Net Asset Value, End of Period	$3.31	$4.67	$5.34	$6.15	$7.88

Total Return	(29.12)%	(12.55)%	(13.17)%	(21.86)%	(25.39)%

Ratios to Average Net Assets:
Gross expenses	6.85%	5.27%	5.03%	2.21%	2.48%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(1.66)%	(1.58)%	(1.65)%	(1.57)%	(1.59)%

Supplemental Data:
Net assets, end of period (000’s)	$45	$56	$84	$59	$139
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

246	:: ProFund VP Short NASDAQ-100 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$6.87	$8.46	$9.45	$11.99	$20.28

Investment Activities:
Net investment income (loss)(a)	(0.10)	(0.11)	(0.15)	(0.17)	(0.24)
Net realized and unrealized gains (losses) on investments	(1.92)	(1.48)	(0.84)	(2.37)	(8.00)

Total income (loss) from investment activities	(2.02)	(1.59)	(0.99)	(2.54)	(8.24)

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.05)

Net Asset Value, End of Period	$4.85	$6.87	$8.46	$9.45	$11.99

Total Return	(29.40)%	(18.79)%	(10.48)%	(21.18)%	(40.66)%

Ratios to Average Net Assets:
Gross expenses	1.82%	1.89%	1.80%	1.81%	1.81%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(1.65)%	(1.58)%	(1.65)%	(1.56)%	(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$3,252	$7,521	$11,135	$9,420	$12,034
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Short International ::	247

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$16.28	$20.92	$20.55	$24.09	$40.60

Investment Activities:
Net investment income (loss)(a)	(0.24)	(0.30)	(0.34)	(0.38)	(0.56)
Net realized and unrealized gains (losses) on investments	(3.18)	(3.82)	0.71	(3.16)	(11.65)

Total income (loss) from investment activities	(3.42)	(4.12)	0.37	(3.54)	(12.21)

Distributions to Shareholders from:
Net realized gains on investments	—	(0.52)	—	—	(4.30)

Net Asset Value, End of Period	$12.86	$16.28	$20.92	$20.55	$24.09

Total Return	(21.01)%	(20.15)%	1.80%	(14.69)%	(30.28)%

Ratios to Average Net Assets:
Gross expenses	1.86%	2.00%	1.83%	1.87%	1.75%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(1.65)%	(1.58)%	(1.65)%	(1.57)%	(1.55)%

Supplemental Data:
Net assets, end of period (000’s)	$1,443	$1,669	$2,746	$1,213	$2,270
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

248	:: ProFund VP Short Emerging Markets ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$13.00	$14.95	$13.51	$16.56	$32.29

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.22)	(0.23)	(0.25)	(0.38)
Net realized and unrealized gains (losses) on investments	0.20 (b)	(1.73)	1.67	(2.80)	(15.35)

Total income (loss) from investment activities	(0.03)	(1.95)	1.44	(3.05)	(15.73)

Net Asset Value, End of Period	$12.97	$13.00	$14.95	$13.51	$16.56

Total Return	(0.23)%	(13.04)%	10.66%	(18.42)%	(48.71)%

Ratios to Average Net Assets:
Gross expenses	1.93%	2.06%	1.93%	1.79%	1.86%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(1.66)%	(1.57)%	(1.64)%	(1.56)%	(1.54)%

Supplemental Data:
Net assets, end of period (000’s)	$1,154	$1,282	$1,920	$2,421	$1,071
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gain and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP UltraShort Dow 30 ::	249

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$3.32	$4.34	$6.07	$9.17	$20.70

Investment Activities:
Net investment income (loss)(a)	(0.04)	(0.06)	(0.09)	(0.12)	(0.21)
Net realized and unrealized gains (losses) on investments	(1.41)	(0.96)	(1.64)	(2.98)	(8.95)

Total income (loss) from investment activities	(1.45)	(1.02)	(1.73)	(3.10)	(9.16)

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.01)
Net realized gains on investments	—	—	—	—	(2.36)

Total distributions	—	—	—	—	(2.37)

Net Asset Value, End of Period	$1.87	$3.32	$4.34	$6.07	$9.17

Total Return	(43.84)%	(23.27)%	(28.50)%	(33.73)%	(46.08)%

Ratios to Average Net Assets:
Gross expenses	3.41%	2.80%	2.10%	1.84%	1.89%
Net expenses	1.68%	1.68%	1.67%	1.69% (b)	1.66%
Net investment income (loss)	(1.65)%	(1.58)%	(1.64)%	(1.58)%	(1.59)%

Supplemental Data:
Net assets, end of period (000’s)	$191	$262	$322	$506	$464
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

250	:: ProFund VP UltraShort NASDAQ-100 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$3.66	$5.65	$7.26	$12.30	$34.30

Investment Activities:
Net investment income (loss)(a)	(0.05)	(0.06)	(0.10)	(0.15)	(0.29)
Net realized and unrealized gains (losses) on investments	(1.72)	(1.93)	(1.51)	(4.89)	(21.71)

Total income (loss) from investment activities	(1.77)	(1.99)	(1.61)	(5.04)	(22.00)

Distributions to Shareholders from:
Net investment income	—	—	—	—	— (b)

Net Asset Value, End of Period	$1.89	$3.66	$5.65	$7.26	$12.30

Total Return	(48.63)%	(35.22)%	(22.18)%	(41.02)%	(64.10)%

Ratios to Average Net Assets:
Gross expenses	1.97%	2.01%	2.04%	1.74%	1.82%
Net expenses	1.68%	1.68%	1.67%	1.61%	1.68%
Net investment income (loss)	(1.65)%	(1.57)%	(1.64)%	(1.49)%	(1.59)%

Supplemental Data:
Net assets, end of period (000’s)	$756	$1,441	$1,190	$1,761	$385
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Banks ::	251

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$12.42	$9.31	$12.71	$11.74	$12.76

Investment Activities:
Net investment income (loss)(a)	0.01	0.07	(0.04)	(0.11)	0.01
Net realized and unrealized gains (losses) on investments	4.13	3.04	(3.36)	1.09	(0.51)

Total income (loss) from investment activities	4.14	3.11	(3.40)	0.98	(0.50)

Distributions to Shareholders from:
Net investment income	(0.10)	—	—	(0.01)	(0.51)
Net realized gains on investments	—	—	—	—	(0.01)

Total distributions	(0.10)	—	—	(0.01)	(0.52)

Net Asset Value, End of Period	$16.46	$12.42	$9.31	$12.71	$11.74

Total Return	33.45%	33.40%	(26.75)%	8.34%	(4.24)%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.98%	1.92%	1.89%	1.88%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.08%	0.60%	(0.31)%	(0.89)%	0.06%

Supplemental Data:
Net assets, end of period (000’s)	$7,628	$8,285	$2,485	$7,005	$7,033
Portfolio turnover rate(b)	574%	786%	716%	559%	913%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

252	:: ProFund VP Basic Materials ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$47.28	$43.69	$52.17	$40.45	$25.02

Investment Activities:
Net investment income (loss)(a)	0.38	0.37	0.08	0.06	0.26
Net realized and unrealized gains (losses) on investments	8.25	3.35	(8.51)	11.89	15.34

Total income (loss) from investment activities	8.63	3.72	(8.43)	11.95	15.60

Distributions to Shareholders from:
Net investment income	(0.47)	(0.13)	(0.05)	(0.23)	(0.17)

Net Asset Value, End of Period	$55.44	$47.28	$43.69	$52.17	$40.45

Total Return	18.43%	8.49%	(16.15)%	29.69%	62.38%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.88%	1.78%	1.76%	1.82%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.78%	0.80%	0.15%	0.15%	0.78%

Supplemental Data:
Net assets, end of period (000’s)	$26,941	$24,257	$30,191	$79,361	$72,106
Portfolio turnover rate(b)	85%	56%	53%	134%	180%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Biotechnology ::	253

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$34.29	$24.37	$22.87	$21.76	$20.98

Investment Activities:
Net investment income (loss)(a)	(0.39)	(0.37)	(0.34)	(0.36)	(0.32)
Net realized and unrealized gains (losses) on investments	23.85	10.29	1.84	1.47	1.10

Total income (loss) from investment activities	23.46	9.92	1.50	1.11	0.78

Net Asset Value, End of Period	$57.75	$34.29	$24.37	$22.87	$21.76

Total Return	68.42%	40.71%	6.56%	5.10%	3.72%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.79%	1.76%	1.79%	1.81%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(0.83)%	(1.19)%	(1.40)%	(1.59)%	(1.54)%

Supplemental Data:
Net assets, end of period (000’s)	$53,072	$23,306	$7,139	$6,982	$8,031
Portfolio turnover rate(b)	254%	336%	324%	237%	256%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

254	:: ProFund VP Consumer Goods ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$40.14	$36.52	$34.58	$29.63	$24.61

Investment Activities:
Net investment income (loss)(a)	0.35	0.39	0.33	0.34	0.38
Net realized and unrealized gains (losses) on investments	11.03	3.56	2.05	4.78	4.91

Total income (loss) from investment activities	11.38	3.95	2.38	5.12	5.29

Distributions to Shareholders from:
Net investment income	(0.36)	(0.33)	(0.44)	(0.17)	(0.27)

Net Asset Value, End of Period	$51.16	$40.14	$36.52	$34.58	$29.63

Total Return	28.45%	10.86%	6.94%	17.36%	21.57%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.87%	1.82%	1.83%	1.89%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	0.75%	1.00%	0.93%	1.10%	1.46%

Supplemental Data:
Net assets, end of period (000’s)	$19,744	$14,588	$17,894	$19,702	$16,894
Portfolio turnover rate(b)	66%	104%	167%	245%	242%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Consumer Services ::	255

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011		Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$41.05	$33.77	$32.01		$26.37	$20.16

Investment Activities:
Net investment income (loss)(a)	(0.13)	0.13	—	(b)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	16.44	7.32	1.76		5.66	6.22

Total income (loss) from investment activities	16.31	7.45	1.76		5.64	6.21

Distributions to Shareholders from:
Net investment income	(0.12)	—	—		—	—
Net realized gains on investments	(0.14)	(0.17)	—		—	—

Total distributions	(0.26)	(0.17)	—		—	—

Net Asset Value, End of Period	$57.10	$41.05	$33.77		$32.01	$26.37

Total Return	39.87%	22.10%	5.50%		21.39%	30.80%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.91%	1.94%		1.95%	2.51%
Net expenses	1.68%	1.68%	1.68%		1.68%	1.67%
Net investment income (loss)	(0.27)%	0.34%	—	(c)	(0.08)%	(0.06)%

Supplemental Data:
Net assets, end of period (000’s)	$39,543	$17,851	$18,793		$22,076	$6,404
Portfolio turnover rate(d)	73%	182%	232%		203%	467%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	Amount is less than 0.005%.

(d)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

256	:: ProFund VP Financials ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$21.27	$17.07	$19.81	$17.91	$15.82

Investment Activities:
Net investment income (loss)(a)	0.05	0.11	0.03	(0.05)	0.06
Net realized and unrealized gains (losses) on investments	6.76	4.11	(2.77)	2.01	2.32

Total income (loss) from investment activities	6.81	4.22	(2.74)	1.96	2.38

Distributions to Shareholders from:
Net investment income	(0.10)	(0.02)	—	(0.06)	(0.29)

Net Asset Value, End of Period	$27.98	$21.27	$17.07	$19.81	$17.91

Total Return	32.08%	24.73%	(13.83)%	10.93%	15.01%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.91%	1.80%	1.80%	1.88%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.19%	0.55%	0.16%	(0.25)%	0.39%

Supplemental Data:
Net assets, end of period (000’s)	$43,913	$25,337	$17,953	$28,268	$27,639
Portfolio turnover rate(b)	72%	124%	48%	140%	272%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Health Care ::	257

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$37.12	$31.74	$28.91	$28.19	$23.72

Investment Activities:
Net investment income (loss)(a)	0.05	0.19	0.12	0.09	0.10
Net realized and unrealized gains (losses) on investments	14.69	5.32	2.80	0.71	4.53

Total income (loss) from investment activities	14.74	5.51	2.92	0.80	4.63

Distributions to Shareholders from:
Net investment income	(0.15)	(0.13)	(0.09)	(0.08)	(0.16)

Net Asset Value, End of Period	$51.71	$37.12	$31.74	$28.91	$28.19

Total Return	39.78%	17.41%	10.11%	2.84%	19.56%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.81%	1.77%	1.75%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	0.10%	0.54%	0.39%	0.32%	0.43%

Supplemental Data:
Net assets, end of period (000’s)	$58,038	$33,304	$24,292	$23,108	$28,189
Portfolio turnover rate(b)	62%	85%	136%	49%	175%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

258	:: ProFund VP Industrials ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$41.66	$36.07	$36.82	$29.82	$24.19

Investment Activities:
Net investment income (loss)(a)	0.11	0.23	0.09	0.13	0.18
Net realized and unrealized gains (losses) on investments	15.74	5.46	(0.74)	6.94	5.64

Total income (loss) from investment activities	15.85	5.69	(0.65)	7.07	5.82

Distributions to Shareholders from:
Net investment income	(0.25)	(0.10)	(0.10)	(0.07)	(0.19)

Net Asset Value, End of Period	$57.26	$41.66	$36.07	$36.82	$29.82

Total Return	38.19%	15.80%	(1.79)%	23.75%	24.10%

Ratios to Average Net Assets:
Gross expenses	1.81%	1.94%	1.90%	1.89%	2.11%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.22%	0.59%	0.23%	0.39%	0.69%

Supplemental Data:
Net assets, end of period (000’s)	$29,326	$13,765	$10,695	$17,340	$14,724
Portfolio turnover rate(b)	106%	141%	247%	238%	434%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Internet ::	259

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$59.70	$54.92	$60.73	$46.50	$26.23

Investment Activities:
Net investment income (loss)(a)	(0.97)	(0.76)	(0.86)	(0.48)	(0.58)
Net realized and unrealized gains (losses) on investments	29.14	11.09	(3.14)	16.40	20.85

Total income (loss) from investment activities	28.17	10.33	(4.00)	15.92	20.27

Distributions to Shareholders from:
Net realized gains on investments	(7.29)	(5.55)	(1.81)	(1.69)	—

Net Asset Value, End of Period	$80.58	$59.70	$54.92	$60.73	$46.50

Total Return	51.71%	19.76%	(6.91)%	35.27%	77.28%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.93%	1.82%	1.81%	1.83%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	(1.42)%	(1.33)%	(1.42)%	(0.95)%	(1.53)%

Supplemental Data:
Net assets, end of period (000’s)	$14,667	$6,726	$4,494	$17,774	$14,879
Portfolio turnover ratio(b)	194%	189%	95%	233%	286%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

260	:: ProFund VP Oil & Gas ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$45.02	$47.47	$46.49	$39.64	$38.84

Investment Activities:
Net investment income (loss)(a)	0.21	0.18	0.04	0.08	0.15
Net realized and unrealized gains (losses) on investments	10.34	1.12	1.00	6.93	5.73

Total income (loss) from investment activities	10.55	1.30	1.04	7.01	5.88

Distributions to Shareholders from:
Net investment income	(0.21)	(0.05)	(0.06)	(0.16)	—
Net realized gains on investments	(1.88)	(3.70)	—	—	(5.08)

Total distributions	(2.09)	(3.75)	(0.06)	(0.16)	(5.08)

Net Asset Value, End of Period	$53.48	$45.02	$47.47	$46.49	$39.64

Total Return	24.07%	2.90%	2.25%	17.76%	15.50%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.86%	1.82%	1.77%	1.81%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.43%	0.39%	0.08%	0.21%	0.39%

Supplemental Data:
Net assets, end of period (000’s)	$58,888	$57,560	$69,061	$97,755	$82,607
Portfolio turnover rate(b)	19%	68%	73%	89%	109%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Pharmaceuticals ::	261

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$27.62	$25.05	$22.09	$22.95	$20.17

Investment Activities:
Net investment income (loss)(a)	0.35	0.48	0.41	0.39	0.52
Net realized and unrealized gains (losses) on investments	8.16	2.46	3.08	(0.27)	2.83

Total income (loss) from investment activities	8.51	2.94	3.49	0.12	3.35

Distributions to Shareholders from:
Net investment income	(0.52)	(0.37)	(0.53)	(0.98)	(0.57)
Net realized gains on investments	(1.42)	—	—	—	—

Total distributions	(1.94)	(0.37)	(0.53)	(0.98)	(0.57)

Net Asset Value, End of Period	$34.19	$27.62	$25.05	$22.09	$22.95

Total Return	31.63%	11.86%	16.13%	0.48%	16.90%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.85%	1.80%	1.78%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.65%
Net investment income (loss)	1.12%	1.83%	1.74%	1.78%	2.66%

Supplemental Data:
Net assets, end of period (000’s)	$19,839	$13,341	$26,906	$6,885	$13,122
Portfolio turnover rate(b)	275%	351%	411%	360%	508%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

262	:: ProFund VP Precious Metals ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$37.95	$44.41	$55.83	$42.00		$31.27

Investment Activities:
Net investment income (loss)(a)	(0.46)	(0.65)	(0.83)	(0.71)		(0.58)
Net realized and unrealized gains (losses) on investments	(13.94)	(5.81)	(9.79)	14.54		11.62

Total income (loss) from investment activities	(14.40)	(6.46)	(10.62)	13.83		11.04

Distributions to Shareholders from:
Net investment income	—	—	—	—		(0.31)
Net realized gains on investments	—	—	(0.80)	—		—

Total distributions	—	—	(0.80)	—		(0.31)

Net Asset Value, End of Period	$23.55	$37.95	$44.41	$55.83		$42.00

Total Return	(37.94)%	(14.55)%	(19.21)%	32.93%		35.33%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.83%	1.79%	1.76%		1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%		1.67%
Net investment income (loss)	(1.65)%	(1.57)%	(1.64)%	(1.56)%		(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$38,866	$75,466	$103,159	$174,735		$131,107
Portfolio turnover rate(b)	—	—	—	694%	(c)	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(c)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sales of long-term securities.

Financial Highlights ::	ProFund VP Real Estate ::	263

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$51.69	$45.22	$43.17	$35.97	$28.71

Investment Activities:
Net investment income (loss)(a)	0.78	0.74	0.60	0.56	0.89
Net realized and unrealized gains (losses) on investments	(0.72)	6.97	1.45	8.17	7.08

Total income (loss) from investment activities	0.06	7.71	2.05	8.73	7.97

Distributions to Shareholders from:
Net investment income	(0.72)	(1.24)	—	(1.26)	(0.71)
Return of capital	—	—	—	(0.27)	—

Total distributions	(0.72)	(1.24)	—	(1.53)	(0.71)

Net Asset Value, End of Period	$51.03	$51.69	$45.22	$43.17	$35.97

Total Return	0.09%	17.17%	4.75%	24.69%	27.90%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.84%	1.77%	1.83%	1.88%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	1.44%	1.47%	1.33%	1.41%	3.10%

Supplemental Data:
Net assets, end of period (000’s)	$16,410	$21,621	$13,998	$18,534	$18,585
Portfolio turnover rate(b)	323%	290%	165%	289%	432%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

264	:: ProFund VP Semiconductor ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$18.33	$19.19	$19.98	$17.94	$10.94

Investment Activities:
Net investment income (loss)(a)	0.14	0.17	0.06	0.01	0.08
Net realized and unrealized gains (losses) on investments	5.97	(0.96)	(0.84)	2.19	6.92

Total income (loss) from investment activities	6.11	(0.79)	(0.78)	2.20	7.00

Distributions to Shareholders from:
Net investment income	(0.12)	(0.07)	(0.01)	(0.16)	—

Net Asset Value, End of Period	$24.32	$18.33	$19.19	$19.98	$17.94

Total Return	33.48%	(4.17)%	(3.90)%	12.40%	63.99%

Ratios to Average Net Assets:
Gross expenses	2.16%	2.09%	2.00%	1.96%	1.89%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.68%	0.83%	0.32%	0.08%	0.57%

Supplemental Data:
Net assets, end of period (000’s)	$1,455	$1,168	$1,689	$2,684	$9,575
Portfolio turnover rate(b)	1,499%	821%	498%	385%	576%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Technology ::	265

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013		Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$18.30		$16.59	$16.82	$15.19	$9.41

Investment Activities:
Net investment income (loss)(a)	—	(b)	(0.06)	(0.10)	(0.11)	(0.08)
Net realized and unrealized gains (losses) on investments	4.61		1.77	(0.13)	1.74	5.86

Total income (loss) from investment activities	4.61		1.71	(0.23)	1.63	5.78

Net Asset Value, End of Period	$22.91		$18.30	$16.59	$16.82	$15.19

Total Return	25.19%		10.31%	(1.37)%	10.73%	61.42%

Ratios to Average Net Assets:
Gross expenses	1.73%		1.81%	1.76%	1.74%	1.79%
Net expenses	1.68%		1.68%	1.68%	1.68%	1.67%
Net investment income (loss)	0.01%		(0.30)%	(0.61)%	(0.75)%	(0.64)%

Supplemental Data:
Net assets, end of period (000’s)	$15,426		$12,025	$16,810	$15,783	$27,016
Portfolio turnover rate(c)	148%		195%	143%	103%	225%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

266	:: ProFund VP Telecommunications ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$8.35	$7.47	$7.56	$6.73	$6.76

Investment Activities:
Net investment income (loss)(a)	0.23	0.21	0.24	0.24	0.36
Net realized and unrealized gains (losses) on investments	0.80	0.99	(0.10)	0.79	0.10

Total income (loss) from investment activities	1.03	1.20	0.14	1.03	0.46

Distributions to Shareholders from:
Net investment income	(0.24)	(0.32)	(0.23)	(0.20)	(0.49)
Net realized gains on investments	(0.37)	—	—	—	—

Total distributions	(0.61)	(0.32)	(0.23)	(0.20)	(0.49)

Net Asset Value, End of Period	$8.77	$8.35	$7.47	$7.56	$6.73

Total Return	12.07%	16.52%	1.87%	15.68%	7.32%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.85%	1.82%	1.78%	1.87%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	2.58%	2.50%	3.16%	3.51%	5.61%

Supplemental Data:
Net assets, end of period (000’s)	$9,991	$20,612	$8,340	$17,796	$11,730
Portfolio turnover rate(b)	423%	439%	331%	337%	689%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Utilities ::	267

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$31.68	$32.47	$28.36	$27.45	$25.78

Investment Activities:
Net investment income (loss)(a)	0.75	0.73	0.75	0.71	0.71
Net realized and unrealized gains (losses) on investments	3.51	(0.70)	4.11	0.86	2.00

Total income (loss) from investment activities	4.26	0.03	4.86	1.57	2.71

Distributions to Shareholders from:
Net investment income	(0.86)	(0.82)	(0.75)	(0.66)	(1.04)

Net Asset Value, End of Period	$35.08	$31.68	$32.47	$28.36	$27.45

Total Return	13.31%	0.14%	17.51%	5.95%	10.73%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.86%	1.80%	1.77%	1.83%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	2.17%	2.28%	2.51%	2.65%	2.84%

Supplemental Data:
Net assets, end of period (000’s)	$31,170	$35,535	$59,980	$33,894	$38,269
Portfolio turnover rate(b)	77%	56%	81%	61%	139%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

268	:: ProFund VP U.S. Government Plus ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011		Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$22.99	$28.09	$19.61		$17.88	$47.26

Investment Activities:
Net investment income (loss)(a)	0.04	(0.01)	—	(b)	0.08	(0.05)
Net realized and unrealized gains (losses) on investments	(4.21)	(0.01)	8.52		1.73	(14.27)

Total income (loss) from investment activities	(4.17)	(0.02)	8.52		1.81	(14.32)

Distributions to Shareholders from:
Net investment income	(0.05)	—	(0.04)		(0.08)	—
Net realized gains on investments	(1.06)	(5.08)	—		—	(15.05)
Return of capital	—	—	—		—	(0.01)

Total distributions	(1.11)	(5.08)	(0.04)		(0.08)	(15.06)

Net Asset Value, End of Period	$17.71	$22.99	$28.09		$19.61	$17.88

Total Return	(19.11)%	0.97%	43.51%		10.10%	(32.62)%

Ratios to Average Net Assets:
Gross expenses	1.42%	1.56%	1.51%		1.47%	1.53%
Net expenses	1.38%	1.38%	1.38%		1.38%	1.36%
Net investment income (loss)	0.19%	(0.06)%	—	(c)	0.42%	(0.16)%

Supplemental Data:
Net assets, end of period (000’s)	$21,814	$47,376	$64,279		$40,789	$42,382
Portfolio turnover rate(d)	1,099%	899%	902%		658%	808%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	Amount is less than 0.005%.

(d)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Rising Rates Opportunity ::	269

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$6.98	$7.50	$12.00	$14.29	$10.87

Investment Activities:
Net investment income (loss)(a)	(0.13)	(0.11)	(0.18)	(0.20)	(0.21)
Net realized and unrealized gains (losses) on investments	1.28	(0.41)	(4.32)	(2.09)	3.70

Total income (loss) from investment activities	1.15	(0.52)	(4.50)	(2.29)	3.49

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.07)

Net Asset Value, End of Period	$8.13	$6.98	$7.50	$12.00	$14.29

Total Return	16.48%	(6.93)%	(37.50)%	(16.03)%	32.18%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.79%	1.70%	1.71%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.66%
Net investment income (loss)	(1.65)%	(1.57)%	(1.64)%	(1.57)%	(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$30,319	$19,601	$21,918	$59,488	$55,810
Portfolio turnover rate(b)	—	—	—	436% (c)	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(c)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sales of long-term treasuries.

270	:: ProFund VP Falling U.S. Dollar ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$28.35	$28.57	$29.37	$30.15	$30.18

Investment Activities:
Net investment income (loss)(a)	(0.45)	(0.45)	(0.50)	(0.50)	(0.55)
Net realized and unrealized gains (losses) on investments	(0.12)	0.23	(0.30)	(0.28)	1.49

Total income (loss) from investment activities	(0.57)	(0.22)	(0.80)	(0.78)	0.94

Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.97)

Net Asset Value, End of Period	$27.78	$28.35	$28.57	$29.37	$30.15

Total Return	(2.01)%	(0.77)%	(2.72)%	(2.59)%	3.04%

Ratios to Average Net Assets:
Gross expenses	2.45%	2.36%	1.99%	1.92%	2.03%
Net expenses	1.68%	1.68%	1.68%	1.82% (b)	1.91% (b)
Net investment income (loss)	(1.65)%	(1.58)%	(1.65)%	(1.72)%	(1.82)%

Supplemental Data:
Net assets, end of period (000’s)	$1,318	$1,183	$1,378	$1,315	$1,911
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Money Market ::	271

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2013		Year Ended Dec. 31, 2012		Year Ended Dec. 31, 2011		Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009

Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000		$1.000

Investment Activities:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized gains (losses) on investments	—	(a)	—		—		—		—

Total income from investment activities	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Distributions to Shareholders from:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.02%		0.02%		0.02%		0.02%		0.03%

Ratios to Average Net Assets:
Gross expenses	1.12%		1.41%		1.46%		1.45%		1.41%
Net expenses(b)	0.01%		0.09%		0.01%		0.09%		0.06%
Net investment income (loss)	0.02%		0.02%		0.02%		0.02%		0.03%

Supplemental Data:
Net assets, end of period (000’s)	$188,760		$203,447		$181,314		$172,220		$228,295

(a)	Amount is less than $0.0005.

(b)	The expense ratio reflects the reduction of certain expenses to maintain a certain minimum net yield.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds VP in their current Statement of Additional Information, dated May 1, 2014, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at ProFunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports or make inquiries to the ProFunds VP by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717 or (240) 497-6552

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: ProFunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090

ProFunds and the Bull & Bear design, ProFunds VP Rising Rates Opportunity and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, MD	PROVP-514

Prospectus	Investor Class and Service Class Shares

MAY 1, 2014

Money Market ProFund

Investor Class	MPIXX

Service Class	MPSXX

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section
4	Money Market ProFund
9	Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
13	Fund Management
15	General Information
19	Shareholder Services Guide
29	Financial Highlights

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

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2.	Select the first letter of your brokerage firm’s name.
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3

Summary Section

4	:: Money Market ProFund ::	TICKERS :: Investor Class MPIXX :: Service Class MPSXX

Important Information About the Fund

An investment in Money Market ProFund (the “Fund”) is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share, there is no guarantee that the Fund will do so, and you could lose money by investing in this Fund. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change.

The Fund is currently a feeder fund that invests substantially all of its assets in a master fund, the Cash Management Portfolio (the “Portfolio”), a separate registered investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of the Fund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of the Fund. No fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of the Fund. The Fund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the Fund shareholders’ best interests.

Investment Objective

The Fund seeks a high level of current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees**	0.13%	0.13%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Annual Fund Operating Expenses***	1.03%	2.03%

*	Reflects the expenses of both the Fund and the Portfolio.

**	The Investment Advisory Fees are currently paid to DIMA only. No investment advisory fee is payable to ProFund Advisors by the Fund unless the master-feeder relationship with the Portfolio is terminated.

***	The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Advisor. Currently, ProFund Advisors has contractually undertaken to waive fees and reimburse expenses to maintain the minimum yield floor limit at 0.02% through April 30, 2015. The Advisor may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example includes the combined expenses of the Fund and the Portfolio. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$105	$328	$569	$1,259
Service Class Shares	$206	$637	$1,093	$2,358

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Principal Investment Strategies

The Fund pursues its investment objective through a “master feeder” arrangement. The Fund invests substantially all of its assets in the Portfolio, a separate registered investment company managed by DIMA with an identical investment objective. The Portfolio invests in high quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

>

debt obligations issued by U.S. and foreign banks, financial institutions, corporations, municipalities or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

>	U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. government.

>	repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed upon price.

>

asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on asset-backed securities generally consist of interest and/or principal.

Under normal market conditions, the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the Portfolio’s eligibility requirements. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with portfolio management, a credit team at DIMA screens potential securities and develops a list of those that the Portfolio may buy. Portfolio management at DIMA, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.

FUND NUMBERS :: Investor Class 001 :: Service Class 021 ::	Money Market ProFund ::	5

The Portfolio maintains a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate readjustments. The Portfolio is managed according to certain guidelines of Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Generally, securities in the Portfolio are denominated in U.S. dollars and, at the time of purchase, have remaining maturities of 397 days (about 13 months) or less, or have maturity shortening features (such as interest rate readjustments and demand features) that have the effect of reducing their maturities to 397 days or less. The Portfolio buys securities that its investment adviser determines present minimal credit risks and at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations; or

>

have no short-term rating, but are deemed by the Portfolio’s investment adviser to be of comparable quality to a security that has received a rating in one of the two highest short-term categories; provided that, if the security has a long-term rating, it must be rated in one of the top three highest long-term rating categories by two NRSROs or one NRSRO if that NRSRO is the only NRSRO that rates such obligation; and

>

do not result in the Portfolio holding more than 3% of its total assets in second tier securities (which are otherwise eligible securities that do not have the requisite ratings in the highest short-term rating category or if unrated, are not deemed by the Portfolio’s investment adviser to be comparable to that category), provided that the Portfolio will not purchase a second tier security with a remaining maturity greater than 45 days.

The Portfolio maintains certain minimum liquidity standards such that:

>

the Portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the Portfolio would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. government obligations);

>

the Portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the Portfolio would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. government obligations and government agency discount notes with remaining maturities of 60 days or less); and

>

the Portfolio may not purchase an illiquid security if, immediately after purchase, the Portfolio would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the Portfolio).

Portfolio management may also adjust the Portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Risk — A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. A credit rating downgrade could hurt the fund’s performance and the fund’s share price could fall below $1.00. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 397 days or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Securities that rely on third party guarantees to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest on these securities, the US government might provide financial support, but has no obligation to do so.

It is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Portfolio. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

6	:: Money Market ProFund ::	TICKERS :: Investor Class MPIXX :: Service Class MPSXX

Debt Instrument Risk — The Portfolio will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date.

Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Portfolio may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Portfolio to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued or guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Financial Services Industry Concentration Risk — Because the Portfolio may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Companies in the financial services economic sector are subject to several risks, including: extensive government regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-industry consolidation and competition in the financial sector; and downturns in the U.S. and foreign economies.

Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Foreign Investment Risk — The Portfolio may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise. Conversely, any decline in interest rates is likely to cause the Portfolio’s yield to decline, and during periods of unusually low interest rates, the Portfolio’s yield may approach zero. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.

Liquidity Risk — The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s ability to maintain a $1.00 share price.

Master/Feeder Risk — While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeder funds, if any, of their shares in the Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a substantial portion of the Portfolio’s holdings at a time when it may be disadvantageous to do so. Also, other feeder funds of the Portfolio, if any, may have a greater ownership interest in the Portfolio than the Fund’s interest, and, therefore, could have effective voting control over the operation of the Portfolio.

Money Market Fund Risk — The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Portfolio’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio and/or Fund may have a significant adverse effect on the share price of the Fund. See Master/Feeder Risk.

Money Market Regulatory Risk — In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market fund reform. If one or

FUND NUMBERS :: Investor Class 001 :: Service Class 021 ::	Money Market ProFund ::	7

more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect the Portfolio’s operations and/or return potential.

Municipal Securities Risk — The Portfolio will be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt the Portfolio’s performance.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Prepayment and Extension Risk — When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. In addition, issuers of lower interest debt obligations may have the right to pay off the debts later than expected, thus keeping the Portfolio’s assets tied up in lower interest debt obligations.

Security Selection Risk — While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds. This could cause the Portfolio’s yield to lag behind those of similar money market funds or cause the Portfolio’s or Fund’s share price to drop below $1.00.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. Past results are not predictive of future results. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expenses waivers, the performance shown would have been lower. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Best Quarter (ended 09/30/2007): 1.18%;

Worst Quarter (ended 06/30/2011): 0.00%.

Average Annual Total Returns

as of December 31, 2013

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares	0.02%	0.03%	1.40%	11/17/97
Service Class Shares	0.02%	0.02%	0.94%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for the Fund as of December 31, 2013 was 0.02% for Investor Class Shares and 0.02% for Service Class Shares.

Management

ProFund Advisors serves as investment adviser to the Fund. The Fund currently seeks its investment objective by investing substantially all of its assets in the Portfolio managed by DIMA. ProFund Advisors is not paid any investment advisory fee unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of the Fund.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from such tax-deferred arrangements. The Fund intends to distribute income, if any, at least monthly and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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9

Investment Objective,

Principal Investment Strategies and

Related Risks

10	:: Investment Objective, Principal Investment Strategies and Related Risks

This section contains additional detail on the Fund’s investment objective, principal investment strategies and related risks.

Investment Objective

The Money Market ProFund (the “Fund”) offered herein is a series of ProFunds Trust (the “Trust”) and seeks a high level of current income consistent with liquidity and the preservation of capital.

The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders.

Principal Investment Strategies

The Fund pursues its investment objective through a “master feeder” arrangement. The Fund invests substantially all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate registered investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate, such as debt obligations issued by U.S. and foreign banks, financial institutions, corporations, municipalities or other entities, including certificates of deposits, euro-time deposits, commercial paper, notes and funding agreements, U.S. government securities, repurchase agreements and asset-backed securities.

Under normal market conditions, the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the Portfolio’s eligibility requirements. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with portfolio management, a credit team at DIMA screens potential securities and develops a list of those that the Portfolio may buy. Portfolio management at DIMA, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.

The Portfolio maintains a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate readjustments. The Portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Generally, securities in the Portfolio are denominated in U.S. dollars and, at the time of purchase, have remaining maturities of 397 days (about 13 months) or less, or have maturity shortening features (such as interest rate readjustments and demand features) that have the effect of reducing their maturities to 397 days or less. The Portfolio buys securities that its investment adviser determines present minimal credit risks and at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations; and

>

have no short-term rating, but are deemed by the Portfolio’s investment adviser to be of comparable quality to a security that has received a rating in one of the two highest short-term categories; provided that, if the security has a long-term rating, it must be rated in one of the top three highest long-term rating categories by two NRSROs or one NRSRO if that NRSRO is the only NRSRO that rates such obligation;

>

do not result in the Portfolio holding more than 3% of its total assets in second tier securities (which are otherwise eligible securities that do not have the requisite ratings in the highest short-term rating category or if unrated, are not deemed by the Portfolio’s investment adviser to be comparable to that category), provided that the Portfolio will not purchase a second tier security with a remaining maturity greater than 45 days.

The Portfolio maintains certain minimum liquidity standards such that:

>

the Portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the Portfolio would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. government obligations);

>

the Portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the Portfolio would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. government obligations and government agency discount notes with remaining maturities of 60 days or less); and

>

the Portfolio may not purchase an illiquid security if, immediately after purchase, the Portfolio would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the Portfolio).

Portfolio management at DIMA may also adjust the Portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Principal Risks

The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Summary Prospectus. The Fund is exposed to these risks through its investment in the Portfolio. The Fund may be subject to risks in addition to those identified as principal risks.

The Statement of Additional Information (“SAI”) contains more information about the Fund’s investment strategies and related risks.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at ProFunds.com. A schedule of the Portfolio’s portfolio holdings, including information required by applicable regulations, is posted once each month on www.dbadvisorsliquidity.com/US (the website does not form a part of this Prospectus). Portfolio holdings as of each month-end are posted to www.dbadvisorsliquidity.com/US within five business days of the date of the applicable portfolio holdings information. More frequent posting of portfolio holdings information may be made from time to time on www.dbadvisorsliquidity.com/US, as applicable. The posted portfolio holdings information generally

Investment Objective, Principal Investment Strategies and Related Risks ::	11

remains accessible for a period of not less than six months. The Portfolio also may post on www.dbadvisorsliquidity.com/US, on the same or a more frequent basis, various depictions or portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the Portfolio.

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13

Fund Management

14	:: Fund Management

Board Of Trustees And Officers

The Board of Trustees is responsible for the general supervision of the ProFunds (the “Trust”), of which Money Market ProFund is a series. The Trust’s officers are responsible for the day-to-day operations of the Money Market ProFund (the “Fund”) and other series of the Trust.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. ProFund Advisors has served as investment advisor since the Fund’s inception in 1997.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2013. During the year ended December 31, 2013, Money Market ProFund did not pay any fees to the Advisor.

Portfolio Management

Deutsche Investment Management Americas Inc.

The Fund currently pursues its investment objective through a “master-feeder” arrangement. The Fund invests substantially all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate registered investment company, managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, New York 10154. Under the oversight of the Board of Trustees of the Portfolio, DIMA makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DIMA is entitled to receive from the Portfolio a management fee calculated and accrued daily and paid monthly at the annual rate of 0.15% of the first $3 billion of the Portfolio’s average daily net assets, 0.1325% on the next $4.5 billion and 0.12% thereafter. During the year ended December 31, 2013, the Portfolio paid DIMA investment advisory fees equal to 0.10% net of waivers, of the average daily net assets of the Portfolio.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

DIMA has determined that the sale of shares of the Fund and ProFunds is likely, through exchanges and otherwise, to increase the size of the Portfolio and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of the Fund.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Money Market ProFund under a Management Services Agreement. During the year ended December 31, 2013, ProFund Advisors received net fees equal to 0.00% of the average daily net assets of the Fund for client support and administrative services, and for feeder fund management, administration and reporting with respect to the Fund’s relationship to the Portfolio.

The Advisor has voluntarily agreed to waive fees and/or reimburse expenses for the fund to the extent necessary to maintain a certain minimum net yield for the fund, as determined by the Advisor with respect to the fund (Minimum Yield). The Advisor may, under certain circumstances, recoup any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recoupment would not cause the fund’s net yield to fall below the fund’s previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. The recoupment could negatively affect the fund’s yield and expenses in the future.

15

General Information

16	:: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Money Market ProFund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class and dividing that amount by the number of that class’ outstanding shares.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by ProFunds’ Board of Trustees. This method does not reflect daily fluctuations in market value.

Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veteran’s Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Dividends and Distributions

Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains

Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Money Market ProFund:

>	may declare additional capital gains distributions during a year.

>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.

>	will reinvest distributions in additional shares of Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another series of ProFunds (each, a “ProFund”) regardless of amount.

>

Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant NAV of $1.00 per share.

>

Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by Money Market ProFund’s transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary for U.S. tax-payers. The discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences. Please see “Taxation” in the SAI for more information.

>

The Fund intends to qualify as a “regulated investment company” for federal tax purposes. As such, it does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it timely distributes to shareholders. In order for the Fund to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders.

>

Because the Fund invests all of its assets in the Portfolio, which is classified as a partnership for U.S. federal income tax purposes, the amount and character of the Fund’s income, gains, losses, deductions and other tax items for each taxable year generally is determined at the Portfolio level. The Fund is required to take into account its share of the Portfolio’s income, gains, losses, deductions and other tax items for each taxable year substantially as though such items had been realized directly by the Fund and without regard to whether the Portfolio distributes any cash to the Fund.

>

The Fund expects to distribute all or substantially all of its net investment income and capital gains to shareholders every year. Shareholders will generally be subject to tax on the Fund’s distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.

General Information ::	17
>	Distributions of investment income are generally taxed to a shareholder as ordinary income.

>

Whether a distribution of capital gains by the Fund is taxable to shareholders as ordinary income or capital gains depends on how long the Portfolio owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund. Distributions of capital gains from investments owned (or treated as owned) by the Portfolio for more than 12 months and that are properly reported by the Fund as capital gain dividends will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions of capital gains from investments owned (or treated as owned) by the Portfolio for 12 months or less will be taxable to shareholders as ordinary income. The Fund does not expect any significant portion of its distributions to be taxable as long-term capital gains.

>

Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The Fund does not expect any significant portion of its distributions to be derived from or reported as qualified dividend income.

>

Dividends declared by the Fund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>

If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Net gains resulting from redemptions or sales of shares held for more than one year generally are taxed at long-term capital gain rates while those resulting from redemptions or sales of shares held for one year or less generally are taxed at ordinary income rates. It is not expected that any gain or loss will be realized in respect of Fund shares because of the Funds’ policy to maintain its net asset value at a constant $1.00 per share.

>

If shareholders exchange shares of the Fund for shares of another ProFund, this will be treated as a sale of the Fund’s shares and any gain on the transaction will generally be subject to federal income tax.

>

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws and net gains on the redemption or sale of ProFund shares by such plans will generally not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

>

The Internal Revenue Code of 1986, as amended (the “Code”), generally imposes a 3.8% Medicare contribution tax on the “net investment income” of individuals whose income exceeds certain threshold amounts, and of certain estates and trusts under similar rules. Certain details of the implementation of this tax remain subject to future guidance. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains, if any, recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

>

Income and gains from the Portfolio’s investments in securities of foreign issuers, if any, may be subject to withholding or other taxes. In such cases, the yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to such foreign taxes. In addition, investments by the Portfolio in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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The Fund is required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the Fund beginning before January 1, 2014, the Fund generally was not required to have withheld any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund and certain other requirements were met. The Fund (or intermediary, as applicable) was permitted to opt not to separately report the portion of its distributions that would have been eligible for these withholding tax exemptions. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. Therefore, as of the date of this Prospectus, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such an extension would have retroactive effect. Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

Because each shareholder’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of an investment in the Fund.

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19

Shareholder Services Guide

20	:: Shareholder Services Guide

Opening A New Account

Money Market ProFund (the “Fund”) offers two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. (the “Distributor”) or through authorized financial professionals (“Authorized Financial Professionals”). Service Class Shares may only be purchased through Authorized Financial Professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it. The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.

Fund Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds),

>    Bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts on-line. Go to ProFunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Shareholder Services Guide ::	21

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH	Step 1: Complete a New Account Form (see “Completing your New Account Form”).	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).
Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note that the maximum ACH purchase is $50,000.

By Internet via ACH	Step 1: Go to ProFunds.com.	Step 1: Go to ProFunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access My Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User ID and Password.
	Step 4: Follow instructions for making a purchase.	Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

22	:: Shareholder Services Guide

Contact Information
By Telephone:	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.
Internet:	ProFunds.com
Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit ProFunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your Authorized Financial Professional for information on opening an account to invest in the Fund.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for specific information.

>

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions, may be suspended, restricted, canceled or processed, and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after it (or an Authorized Financial Professional) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and the Distributor may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number; and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>

Any New Account Form, check or wire order received that does not designate the Fund will be used to purchase shares (i) in a ProFund in your existing account if you have an investment in only one ProFund, then (ii) in Investor Class or Service Class Shares, as applicable, of the Fund if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor the Distributor will be responsible for investment opportunities lost as a result of investments being directed to an existing active ProFund account, or for checks. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received, or for ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible

Shareholder Services Guide ::	23

for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>	ProFunds may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:

(888) 776-3637 or (614) 470-8122

Financial Professionals and Institutions:

(888) 776-5717 or (240) 497-6552

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

ProFunds.com

Select the “Access My Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of the Fund, for Investor or Service Class shares of other publicly available series of ProFunds Trust or Access One Trust (each, a “ProFund” or “Access One Fund,” respectively) that offers such shares. Exchange requests, like any other share transaction, are subject to the Fund’s transaction cut-off times described under “Transaction Cut-Off Times.” The other series of either ProFunds Trust or Access One Trust are each offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class of the Fund you are exchanging from and the share class and name of a ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of the Fund may differ from those of another fund. In an exchange between the Fund and a ProFund or Access One Fund with a different cut-off time, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the ProFund or Access One Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and on-line at ProFunds.com.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of the Fund and buying shares of a ProFund or Access One Fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of ProFunds, the Distributor or the Fund’s transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the Fund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated NAVs of the respective ProFund or Access One Fund offering such class after ProFunds has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the Fund (Money Market ProFund);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

24	:: Shareholder Services Guide

You May Receive Your Redemption Proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circum-stances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>

The Fund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>

To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Form. In certain cases, distributions may be requested by telephone with proceeds sent to the address or bank account on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Form or download the form from the ProFunds’ website.

>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your Fund account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Verification for Certain Transactions”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your Fund position open.

>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days from the purchase date before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with the Fund, including retirement plans, and apply to the total initial value of an account.

These minimums may be different for investments made through certain financial intermediaries. In addition, the Fund reserves the right to modify its minimum account requirements at any time with or without prior notice.

The Fund reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your Fund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the Fund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Escheatment

Unclaimed or inactive accounts may be subject to state escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Fund’s transfer agent, distributor, or financial intermediary designated by ProFunds as an authorized agent. Transaction orders in the Fund account must be received in good order by the Fund’s transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. calls must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. Certain financial intermediaries may impose cut-off times different than those described below.

Shareholder Services Guide ::	25

The following are transaction cut-off times for the Fund.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	4:00 p.m.
By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.
By Internet and Interactive Voice Response System (“IVR”):	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

On any day that the Fund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a share-holder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, the Distributor or the Fund’s agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in the Fund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, the Fund’s transfer agent nor the Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Signature Verification for Certain Transactions

Signature Guarantee Program — Financial Transactions Certain redemption requests must include a signature guarantee if any of the following apply:

•	Your account address has changed within the last 14 calendar days;

•	A check is being mailed to an address different than the one on your account;

•	A check or wire is being made payable to someone other than the account owner;

•	Redemption proceeds are being transferred to an account with a different registration;

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

•	Other unusual situations as determined by the Funds’ transfer agent.

The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program —

Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

The Fund accepts an SVP stamp or a Signature Guarantee stamp if you request any of the following non-financial transactions:

•	Name change

•	Add/Change banking instructions

•	Add/Change beneficiaries

•	Add/Change authorized account traders

•	Adding a Power of Attorney

•	Add/Change Trustee

•	UTMA/UGMA custodian change

26	:: Shareholder Services Guide

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check from a non-retirement account is returned to ProFunds, the proceeds, net of any bank fees, will be deposited back into the shareholder’s account of the Fund.

Frequent Purchases and Redemptions of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of the Fund shares. The Fund imposes no restrictions and charges no redemption fees to prevent or minimize frequent purchases and redemptions of its shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this policy, ProFunds may reject any purchase request for any reason. As noted under “Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Fund and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively affect the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of the Fund by draft check. You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature form, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign-up for these services on the New Account Form, or you may download or request a Bank Authorization Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements and Confirmations

Shareholders with Fund accounts will receive quarterly Fund statements showing the market value of their Fund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program  —  PaperFree™”.

Tax Statements

Each year ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares and distributions from, and contributions to, IRAs and other retirement plans.

Shares purchased on or after January 1, 2012: The Emergency Economic Stabilization Act of 2008 includes new tax reporting rules that change the information ProFunds reports on Form 1099-B for mutual fund shares purchased on or after January 1, 2012, and subsequently sold. The law expands the information reported to the IRS and to shareholders to include the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules.

Generally, the new rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.

For shares purchased on or after January 1, 2012, investors who purchase shares directly from the Fund have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation. For shares purchased through a financial intermediary, the intermediary’s default method will apply in the absence of an election by the investor to use a different method. Investors that purchase shares through a financial intermediary should consult their intermediary for information regarding available methods and how to select or change a particular method.

Electronic Document Delivery

Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFree™, ProFunds’ electronic document delivery service. You may also choose to receive your Fund prospectus, shareholder reports and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree™ service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries (Authorized Financial Professionals) may accept purchase and redemption orders on the Fund’s behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses.

Shareholder Services Guide ::	27

Although ProFunds may effect portfolio transactions through broker dealers who sell the Fund Shares, ProFunds does not consider the sale of Fund Shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by the Fund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Board of Trustees and administered by the Distributor, the Fund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Fund and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Fund, including compensating the Distributor and other third parties, including financial firms, for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Fund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and the Advisor from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other Funds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and other Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than the Fund and/or the Funds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

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29

Financial Highlights

The following table is intended to help you understand the financial history of Investor Class and Service Class Shares of Money Market ProFund for the past five years. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Money Market ProFund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, appears in the Annual Report of the Fund, which is available upon request.

30	:: Money Market ProFund ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return	Gross Expenses(a),(b)	Net Expenses(a)		Net Investment Income(a)	Net Assets, End of Period (000’s)
Money Market ProFund

Investor Class
Year Ended December 31, 2013	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	1.00%	0.19	%(d)	0.02%	$421,082
Year Ended December 31, 2012	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	0.96%	0.26	%(d)	0.02%	$407,080
Year Ended December 31, 2011	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	1.01%	0.23	%(d)	0.02%	$428,962
Year Ended December 31, 2010	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	0.93%	0.30	%(d)	0.02%	$464,048
Year Ended December 31, 2009	$1.000	0.001		—	(c)	0.001		(0.001)		(0.001)		$1.000	0.05%	0.97%	0.55	%(d)	0.06%	$509,584

Service Class
Year Ended December 31, 2013	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	1.00%	0.19	%(d)	0.02%	$47,854
Year Ended December 31, 2012	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	1.42%	0.26	%(d)	0.02%	$50,541
Year Ended December 31, 2011	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	1.96%	0.23	%(d)	0.02%	$96,065
Year Ended December 31, 2010	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.02%	1.93%	0.30	%(d)	0.02%	$114,050
Year Ended December 31, 2009	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.000	0.03%	1.39%	0.58	%(d)	0.03%	$104,635

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.

(b)

For the periods ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, the Advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.02%, 0.03%, 0.01%, 0.01%, and 0.03%, respectively.

(c)	Amount is less than $0.0005.

(d)	The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of Money Market ProFund (the “Fund”) is available in the annual and semi-annual reports to shareholders of the Fund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Money Market ProFund in its current Statement of Additional Information (“SAI”), dated May 1, 2014, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, on-line at ProFunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make enquiries to the Fund by writing us at the address set forth below or calling to toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: ProFunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull & Bear design and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and are licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, Maryland	MPI-514

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	INVERSE PROFUNDS VP (Cont’d)
Bull	Short International
Mid-Cap	UltraShort Dow 30
Small-Cap	UltraShort NASDAQ-100
Dow 30
NASDAQ-100	SECTOR PROFUNDS VP
Large-Cap Value	Banks
Large-Cap Growth	Basic Materials
Mid-Cap Value	Biotechnology
Mid-Cap Growth	Consumer Goods
Small-Cap Value	Consumer Services
Small-Cap Growth	Financials
Asia 30	Health Care
Europe 30	Industrials
Japan	Internet
International	Oil & Gas
Emerging Markets	Pharmaceuticals
Precious Metals
ULTRA PROFUNDS VP	Real Estate
UltraBull	Semiconductor
UltraMid-Cap	Technology
UltraSmall-Cap	Telecommunications
UltraNASDAQ-100	Utilities

INVERSE PROFUNDS VP	NON-EQUITY PROFUNDS VP
Bear	U.S. Government Plus
Short Mid-Cap	Rising Rates Opportunity
Short Small-Cap	Falling U.S. Dollar
Short Dow 30
Short NASDAQ-100	PROFUND VP MONEY MARKET
Short Emerging Markets
This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund VP (except the Classic ProFunds VP, Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) seeks daily investment results that, before fees and expenses, correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of a benchmark. Each of the Classic ProFunds VP, the Sector ProFunds VP, the ProFund VP Falling U.S.

Dollar, and ProFund VP Money Market seeks to achieve its investment objective both daily and over longer periods. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds VP alone constitutes a balanced investment plan. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

Investment in the ProFunds VP involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. The ProFunds VP are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2014 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2013 which has been filed with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) and is incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds VP are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at ProFunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series (each a “ProFund VP” and collectively, the “ProFunds VP”). Fifty series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. All of the ProFunds VP, except for ProFund VP Money Market, ProFund VP Real Estate, ProFund VP Utilities, ProFund VP Europe 30, ProFund VP Consumer Services, ProFund VP Industrials, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Large Cap-Growth and ProFund VP Large-Cap Value are classified as non-diversified. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds VP.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. Set forth below is further information relating to the ProFunds VP, which supplements and should be read in conjunction with the Prospectus. “Shareholders” as used in this SAI refers generally to the participating insurance companies and their separate accounts and to the qualified pension or retirement plans that invest in a ProFund VP, but can also refer to owners of variable contracts funded by such separate accounts, or to participants in such plans, depending on context.

The investment restrictions of the ProFunds VP specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Board (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and to not take defensive positions.

The investment techniques and strategies of the ProFunds VP discussed below may be used by a ProFund VP if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund VP. A ProFund VP may reduce or eliminate its use of any of these techniques or strategies without changing the ProFunds VP’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund VP will achieve the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund VP at any time, which time may not be an opportune one for shareholders.

The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are fund-specific. Market conditions should be considered favorable to a ProFund VP when such conditions make it more likely that the value of an investment in that ProFund VP will increase. Market conditions should be considered adverse to a ProFund VP when such conditions make it more likely that the value of an investment in that ProFund VP will decrease. For example, market conditions that cause the level of the S&P 500 to rise are considered “favorable” to ProFund VP Bull and are considered “adverse” to ProFund VP Bear.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark at any time, including if, for example: the current benchmark becomes unavailable, the Board believes that the current benchmark no longer serves the investment needs of a majority of shareholders or that another benchmark may better serve their needs, or the financial or economic environment makes it difficult for such ProFund VP’s investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective. As noted in the Prospectus, the component companies of the benchmarks for ProFund VP Asia 30 and ProFund VP Europe 30 are set forth in Appendix A and B, respectively, to the SAI.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund VP’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation of each non-money market ProFund VP’s investment returns to its benchmark, certain factors tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers both to a ProFund VP directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers both to a ProFund VP’s direct and indirect investments in securities and other instruments. For example, the ProFunds VP typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

NAME POLICIES

The ProFunds VP subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets to be exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund VP’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the ProFund VP’s books and records or being used as collateral as required by applicable regulatory guidance or otherwise available to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund VP’s name policy.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund VP (other than the Non-Equity ProFunds VP) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities, and the ProFunds VP are particularly sensitive to these market risks. The Inverse ProFunds VP respond differently to these factors than other ProFunds VP positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Also, each such ProFund VP may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund VP also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund VP’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds VP focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds VP may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds VP with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds VP have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds VP that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each non-money market ProFund VP may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. Each ProFund VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

When a ProFund VP purchases or sells a futures contract, or buys or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

For example, a ProFund VP may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, with a short position in the futures contract. A ProFund VP may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently to the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with its management of certain series of the Trust (VP UltraShort Dow 30 and VP UltraShort NASDAQ-100 (the “Commodity Pools”)), the Advisor has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). On December 5, 2012, the Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

FORWARD CONTRACTS

The ProFunds VP may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A ProFund VP bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund VP’s rights as a creditor.

INDEX OPTIONS

Each non-money market ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

An index fluctuates with changes in the market values of the assets included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing price level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each non-money market ProFund VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option.

Some stock options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the New York Stock Exchange (“NYSE”) Composite Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS

Each non-money market ProFund VP may buy and write (sell) options for the purpose of realizing its investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option on an asset, a ProFund VP becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a ProFund VP may cover its position by owning the underlying asset on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on assets held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. A ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, a ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The ProFund VP Falling U.S. Dollar may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds VP to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The ProFund VP Falling U.S. Dollar may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the ProFund VP Falling U.S. Dollar may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The ProFund VP Falling U.S. Dollar is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that this ProFund VP may have to limit its currency transactions to qualify as a regulated investment company (“RIC”) under the Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either make delivery of the currency, or terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The ProFund VP Falling U.S. Dollar will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFund VP at one rate, and offer to buy the currency at a lower rate if the ProFund VP Falling U.S. Dollar tries to resell the currency to the dealer.

Although forward currency contracts may be used by the ProFund VP Falling U.S. Dollar to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if this ProFund VP had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the ProFund VP’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the ProFund VP’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the ProFund VP Falling U.S. Dollar may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom this ProFund VP has an open forward position, defaults or becomes bankrupt.

SHORT SALES

Each non-money market ProFund VP may engage in short sales transactions. A short sale is a transaction in which a ProFund VP sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

Each non-money market ProFund VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

SWAP AGREEMENTS

Each non-money market ProFund VP may enter into swap agreements for purposes of attempting to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund VP’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any swap agreement will typically be a major global financial institution. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. On a long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets. Therefore, the return to the ProFund VP on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds VP may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

As noted above, swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by a ProFund VP on the payment of payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions.

In the normal course of business, a ProFund VP enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements. A ProFund VP may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a ProFund VP invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its benchmark as it would if the Fund used only swaps on the underlying index.

In connection with its management of certain series of the Trust (the Commodity Pools), the Advisor has registered as a CPO and the Commodity Pools are commodity pools under the CEA. On December 5, 2012, the Advisor also registered as a CTA under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. In addition, the CFTC, in conjunction with other federal regulators, recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the ProFunds VP to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the ProFunds VP. As of the date of this SAI, the ultimate impact of the rule proposal on the ProFunds VP is uncertain.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a non-money market ProFund VP may utilize for investment purposes, as “cover” for other investment techniques such non-money market ProFund VP employs, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies. Each ProFund VP may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each non-money market ProFund VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each non-money market ProFund VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a multi-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of its investment objective, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include: U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance; U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits – Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. The ProFunds VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund VP’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund VP also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives as “cover” for the investment techniques it employs or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (5% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each non-money market ProFund VP may enter into reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. A ProFund VP will segregate with its custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund VP may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Consistent with the requirements of the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each non-money market ProFund VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered “senior securities” and, therefore, will not be subject to the 300% asset coverage requirement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis, if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund VP’s NAV or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940

Act and/or any exemptive order or rule issued by the SEC. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (5% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 5% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 5% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 5% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 60 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed-rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which

ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed-rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. A ProFund VP’s portfolio turnover may vary from year to year, as well as within a year. The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund VP. Each non-money market ProFund VP’s turnover rate for the fiscal year ended December 31, 2013 is set forth in the annual report to shareholders. Annual portfolio turnover rates are shown in each ProFunds VP’s summary prospectus.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect a ProFund VP’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in its benchmark being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts, and the performance of the underlying securities in a benchmark; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Also, because ProFunds VP rebalance their benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of a ProFund VP may cause the ProFund VP to be over- or underexposed to its benchmark. This may result in greater tracking and correlation error.

Furthermore, each of the Ultra, Inverse and Non-Equity ProFunds VP, except ProFund VP Falling U.S. Dollar, has a single day investment objective to match the performance, a multiple (1.25x, 1.50x or 2x) the inverse (-1x) or a multiple of the inverse (-1.25x, -2x) of the performance of benchmark on a single day. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any ProFund VP to its benchmark may be achieved on any single day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund VP may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus and below.

LEVERAGE. Each ProFund VP, except the Classic ProFunds VP, Sector ProFunds VP, Pro Fund VP Bear, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Short NASDAQ-100, ProFund VP Short International, ProFund VP Short Emerging Markets and ProFund VP Money Market, intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the ProFund VP’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of these ProFunds VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF GEARED FUNDS (ALL Funds, except Classic ProFunds VP, Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund VP to vary from its benchmark performance times the stated multiple or inverse multiple in the ProFund VP’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund's multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund VP’s investment objective. This effect becomes more pronounced as volatility increases.

A geared ProFund VP’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the benchmark.

The fund performance for a geared ProFund VP can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a leveraged, inverse and inverse leveraged ProFund VP. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated ProFund VP returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid with respect to securities in the underlying benchmark; b) no ProFund VP expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If ProFund VP expenses and/or actual borrowing/lending rates were reflected, the ProFund VP’s performance would be different than shown.

The first table below shows a performance example for an Ultra ProFund VP that has an investment objective to correspond to two times (2x) the daily performance of a benchmark. The Ultra ProFund VP could be expected to achieve a 20% return on a yearly basis if the benchmark performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with benchmark volatility of 20%, such a ProFund VP would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” In the table, areas shaded darker represent those scenarios where the fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of a Benchmark.

One Year Benchmark	Two Times (2x) One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example for a ProFund VP that has an investment objective to correspond to one and one-half times (1.5x) the daily performance of its benchmark. In the table, areas shaded darker represent those scenarios where the ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Half Times (1.5x) the Daily Performance of a Benchmark.

One Year Benchmark	One and One-Half Times (1.5x) One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-90.0%	-74.7%	-74.7%	-74.8%	-74.9%	-75.1%	-75.3%	-75.5%	-75.8%	-76.2%	-76.6%	-77.0%	-77.4%	-77.9%
-55%	-82.5%	-69.8%	-69.8%	-69.9%	-70.1%	-70.3%	-70.5%	-70.8%	-71.2%	-71.6%	-72.0%	-72.5%	-73.1%	-73.6%
-50%	-75.0%	-64.6%	-64.7%	-64.8%	-64.9%	-65.2%	-65.5%	-65.8%	-66.2%	-66.7%	-67.2%	-67.8%	-68.4%	-69.1%
-45%	-67.5%	-59.2%	-59.2%	-59.4%	-59.6%	-59.8%	-60.2%	-60.6%	-61.0%	-61.6%	-62.2%	-62.9%	-63.6%	-64.4%
-40%	-60.0%	-53.5%	-53.6%	-53.7%	-53.9%	-54.2%	-54.6%	-55.1%	-55.6%	-56.2%	-56.9%	-57.7%	-58.5%	-59.4%
-35%	-52.5%	-47.6%	-47.6%	-47.8%	-48.0%	-48.4%	-48.8%	-49.3%	-49.9%	-50.6%	-51.4%	-52.3%	-53.2%	-54.2%
-30%	-45.0%	-41.4%	-41.5%	-41.7%	-41.9%	-42.3%	-42.8%	-43.4%	-44.1%	-44.8%	-45.7%	-46.7%	-47.7%	-48.8%
-25%	-37.5%	-35.0%	-35.1%	-35.3%	-35.6%	-36.0%	-36.6%	-37.2%	-38.0%	-38.8%	-39.8%	-40.9%	-42.0%	-43.3%
-20%	-30.0%	-28.4%	-28.5%	-28.7%	-29.0%	-29.5%	-30.1%	-30.8%	-31.7%	-32.6%	-33.7%	-34.8%	-36.1%	-37.5%
-15%	-22.5%	-21.6%	-21.7%	-21.9%	-22.3%	-22.8%	-23.4%	-24.2%	-25.2%	-26.2%	-27.4%	-28.6%	-30.0%	-31.5%
-10%	-15.0%	-14.6%	-14.7%	-14.9%	-15.3%	-15.9%	-16.6%	-17.5%	-18.5%	-19.6%	-20.9%	-22.3%	-23.8%	-25.4%
-5%	-7.5%	-7.4%	-7.5%	-7.8%	-8.2%	-8.8%	-9.6%	-10.5%	-11.6%	-12.8%	-14.2%	-15.7%	-17.3%	-19.1%
0%	0.0%	0.0%	-0.1%	-0.4%	-0.8%	-1.5%	-2.3%	-3.3%	-4.5%	-5.8%	-7.3%	-8.9%	-10.7%	-12.6%
5%	7.5%	7.6%	7.5%	7.2%	6.7%	6.0%	5.1%	4.0%	2.8%	1.3%	-0.3%	-2.0%	-3.9%	-6.0%
10%	15.0%	15.4%	15.3%	14.9%	14.4%	13.7%	12.7%	11.5%	10.2%	8.7%	6.9%	5.0%	3.0%	0.8%
15%	22.5%	23.3%	23.2%	22.9%	22.3%	21.5%	20.5%	19.2%	17.8%	16.1%	14.3%	12.3%	10.1%	7.7%
20%	30.0%	31.5%	31.3%	31.0%	30.3%	29.5%	28.4%	27.1%	25.6%	23.8%	21.8%	19.7%	17.4%	14.9%
25%	37.5%	39.8%	39.6%	39.2%	38.6%	37.7%	36.5%	35.1%	33.5%	31.6%	29.5%	27.2%	24.8%	22.1%
30%	45.0%	48.2%	48.1%	47.7%	47.0%	46.0%	44.8%	43.3%	41.6%	39.6%	37.4%	35.0%	32.3%	29.5%
35%	52.5%	56.9%	56.7%	56.3%	55.5%	54.5%	53.2%	51.7%	49.8%	47.7%	45.4%	42.8%	40.0%	37.0%
40%	60.0%	65.7%	65.5%	65.0%	64.3%	63.2%	61.8%	60.2%	58.2%	56.0%	53.5%	50.8%	47.9%	44.7%
45%	67.5%	74.6%	74.4%	73.9%	73.1%	72.0%	70.6%	68.8%	66.8%	64.4%	61.8%	59.0%	55.9%	52.6%
50%	75.0%	83.7%	83.5%	83.0%	82.2%	81.0%	79.5%	77.6%	75.5%	73.0%	70.3%	67.3%	64.0%	60.5%
55%	82.5%	93.0%	92.8%	92.3%	91.4%	90.1%	88.5%	86.6%	84.3%	81.7%	78.9%	75.7%	72.3%	68.6%
60%	90.0%	102.4%	102.2%	101.6%	100.7%	99.4%	97.7%	95.7%	93.3%	90.6%	87.6%	84.3%	80.7%	76.8%

The table below shows a performance example for a ProFund VP that has an investment objective to correspond to one and one-quarter times (1.25x) the daily performance of its benchmark. In the table, areas shaded darker represent those scenarios where the ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Quarter Times (1.25x) the Daily Performance of a Benchmark.

One Year Benchmark	One and One- Quarter Times (1.25x) One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-75.00%	-68.2%	-68.2%	-68.2%	-68.3%	-68.4%	-68.5%	-68.6%	-68.8%	-69.0%	-69.2%	-69.4%	-69.7%	-69.9%
-55%	-68.75%	-63.1%	-63.2%	-63.2%	-63.3%	-63.4%	-63.5%	-63.7%	-63.8%	-64.1%	-64.3%	-64.6%	-64.8%	-65.2%
-50%	-62.50%	-58.0%	-58.0%	-58.0%	-58.1%	-58.2%	-58.4%	-58.5%	-58.8%	-59.0%	-59.3%	-59.6%	-59.9%	-60.3%
-45%	-56.25%	-52.6%	-52.7%	-52.7%	-52.8%	-52.9%	-53.1%	-53.3%	-53.5%	-53.8%	-54.1%	-54.4%	-54.8%	-55.2%
-40%	-50.00%	-47.2%	-47.2%	-47.3%	-47.4%	-47.5%	-47.7%	-47.9%	-48.2%	-48.5%	-48.8%	-49.2%	-49.6%	-50.1%
-35%	-43.75%	-41.6%	-41.7%	-41.7%	-41.8%	-42.0%	-42.2%	-42.5%	-42.7%	-43.1%	-43.5%	-43.9%	-44.3%	-44.8%
-30%	-37.50%	-36.0%	-36.0%	-36.1%	-36.2%	-36.4%	-36.6%	-36.9%	-37.2%	-37.6%	-38.0%	-38.4%	-38.9%	-39.5%
-25%	-31.25%	-30.2%	-30.2%	-30.3%	-30.4%	-30.6%	-30.9%	-31.2%	-31.5%	-31.9%	-32.4%	-32.9%	-33.4%	-34.0%
-20%	-25.00%	-24.3%	-24.4%	-24.5%	-24.6%	-24.8%	-25.1%	-25.4%	-25.8%	-26.2%	-26.7%	-27.2%	-27.8%	-28.5%
-15%	-18.75%	-18.4%	-18.4%	-18.5%	-18.7%	-18.9%	-19.2%	-19.5%	-19.9%	-20.4%	-20.9%	-21.5%	-22.2%	-22.8%
-10%	-12.50%	-12.3%	-12.4%	-12.5%	-12.6%	-12.9%	-13.2%	-13.6%	-14.0%	-14.5%	-15.1%	-15.7%	-16.4%	-17.1%
-5%	-6.25%	-6.2%	-6.2%	-6.4%	-6.5%	-6.8%	-7.1%	-7.5%	-8.0%	-8.5%	-9.1%	-9.8%	-10.5%	-11.3%
0%	0.00%	0.0%	0.0%	-0.2%	-0.4%	-0.6%	-1.0%	-1.4%	-1.9%	-2.5%	-3.1%	-3.8%	-4.6%	-5.5%
5%	6.25%	6.3%	6.2%	6.1%	5.9%	5.6%	5.3%	4.8%	4.3%	3.7%	3.0%	2.2%	1.4%	0.5%
10%	12.50%	12.7%	12.6%	12.5%	12.3%	12.0%	11.6%	11.1%	10.5%	9.9%	9.1%	8.3%	7.5%	6.5%
15%	18.75%	19.1%	19.0%	18.9%	18.7%	18.3%	17.9%	17.4%	16.8%	16.1%	15.4%	14.5%	13.6%	12.6%
20%	25.00%	25.6%	25.5%	25.4%	25.2%	24.8%	24.4%	23.8%	23.2%	22.5%	21.7%	20.8%	19.8%	18.7%
25%	31.25%	32.2%	32.1%	32.0%	31.7%	31.3%	30.9%	30.3%	29.7%	28.9%	28.1%	27.1%	26.1%	24.9%
30%	37.50%	38.8%	38.8%	38.6%	38.3%	37.9%	37.5%	36.9%	36.2%	35.4%	34.5%	33.5%	32.4%	31.2%
35%	43.75%	45.5%	45.5%	45.3%	45.0%	44.6%	44.1%	43.5%	42.8%	41.9%	41.0%	39.9%	38.8%	37.6%
40%	50.00%	52.3%	52.2%	52.0%	51.8%	51.3%	50.8%	50.2%	49.4%	48.5%	47.5%	46.5%	45.3%	44.0%
45%	56.25%	59.1%	59.1%	58.9%	58.6%	58.1%	57.6%	56.9%	56.1%	55.2%	54.2%	53.0%	51.8%	50.4%
50%	62.50%	66.0%	65.9%	65.7%	65.4%	65.0%	64.4%	63.7%	62.9%	61.9%	60.8%	59.6%	58.3%	56.9%
55%	68.75%	72.9%	72.9%	72.7%	72.3%	71.9%	71.3%	70.5%	69.7%	68.7%	67.6%	66.3%	65.0%	63.5%
60%	75.00%	79.9%	79.9%	79.7%	79.3%	78.8%	78.2%	77.4%	76.5%	75.5%	74.3%	73.1%	71.6%	70.1%

The table below shows a performance example for an Inverse ProFund VP that has an investment objective to correspond to the inverse (-1x) of the daily performance of a benchmark. In the table, areas shaded darker represent those scenarios where an Inverse ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of a Benchmark.

One Year Benchmark	Inverse (-1x) of One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example for an Inverse ProFund VP that has an investment objective to correspond to one and one quarter times the inverse (-1.25x) of the daily performance of a benchmark. In the table, areas shaded darker represent those scenarios where the ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to One and One-Quarter Times the Inverse (-1.25x) of the Daily Performance of a Benchmark.

One Year	One and One-Quarter Times the Inverse (-1.25x) of One Year Benchmark	Benchmark Volatility
Benchmark	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	75.00%	214.4%	213.3%	210.0%	204.6%	197.2%	187.9%	177.0%	164.6%	151.0%	136.5%	121.2%	105.4%	89.5%
-55%	68.75%	171.3%	170.4%	167.5%	162.9%	156.5%	148.5%	139.1%	128.4%	116.7%	104.1%	90.9%	77.3%	63.5%
-50%	62.50%	137.8%	137.0%	134.5%	130.4%	124.8%	117.8%	109.6%	100.2%	89.9%	78.9%	67.3%	55.4%	43.4%
-45%	56.25%	111.1%	110.4%	108.2%	104.6%	99.6%	93.4%	86.0%	77.7%	68.6%	58.8%	48.5%	38.0%	27.3%
-40%	50.00%	89.4%	88.7%	86.7%	83.5%	79.0%	73.4%	66.9%	59.4%	51.2%	42.4%	33.2%	23.8%	14.1%
-35%	43.75%	71.3%	70.7%	68.9%	66.0%	62.0%	56.9%	51.0%	44.2%	36.8%	28.9%	20.6%	12.0%	3.3%
-30%	37.50%	56.2%	55.6%	54.0%	51.3%	47.6%	43.0%	37.6%	31.5%	24.7%	17.5%	9.9%	2.1%	-5.9%
-25%	31.25%	43.3%	42.8%	41.3%	38.8%	35.4%	31.2%	26.2%	20.6%	14.4%	7.8%	0.8%	-6.4%	-13.6%
-20%	25.00%	32.2%	31.7%	30.3%	28.1%	24.9%	21.1%	16.5%	11.3%	5.5%	-0.6%	-7.0%	-13.6%	-20.3%
-15%	18.75%	22.5%	22.1%	20.8%	18.7%	15.8%	12.2%	8.0%	3.1%	-2.2%	-7.8%	-13.8%	-19.9%	-26.1%
-10%	12.50%	14.1%	13.7%	12.5%	10.5%	7.8%	4.5%	0.5%	-4.0%	-8.9%	-14.2%	-19.7%	-25.4%	-31.2%
-5%	6.25%	6.6%	6.2%	5.1%	3.3%	0.8%	-2.3%	-6.1%	-10.3%	-14.9%	-19.8%	-25.0%	-30.3%	-35.7%
0%	0.00%	0.0%	-0.4%	-1.4%	-3.1%	-5.5%	-8.4%	-11.9%	-15.8%	-20.1%	-24.8%	-29.6%	-34.6%	-39.7%
5%	-6.25%	-5.9%	-6.2%	-7.2%	-8.8%	-11.1%	-13.8%	-17.1%	-20.8%	-24.9%	-29.2%	-33.8%	-38.5%	-43.3%
10%	-12.50%	-11.2%	-11.5%	-12.5%	-14.0%	-16.1%	-18.7%	-21.8%	-25.3%	-29.1%	-33.2%	-37.5%	-42.0%	-46.5%
15%	-18.75%	-16.0%	-16.3%	-17.2%	-18.6%	-20.6%	-23.1%	-26.0%	-29.3%	-32.9%	-36.8%	-40.9%	-45.1%	-49.4%
20%	-25.00%	-20.4%	-20.7%	-21.5%	-22.9%	-24.7%	-27.1%	-29.8%	-33.0%	-36.4%	-40.1%	-44.0%	-48.0%	-52.0%
25%	-31.25%	-24.3%	-24.6%	-25.4%	-26.7%	-28.5%	-30.7%	-33.3%	-36.3%	-39.6%	-43.1%	-46.8%	-50.6%	-54.4%
30%	-37.50%	-28.0%	-28.2%	-29.0%	-30.2%	-31.9%	-34.0%	-36.5%	-39.4%	-42.5%	-45.8%	-49.3%	-52.9%	-56.6%
35%	-43.75%	-31.3%	-31.5%	-32.2%	-33.4%	-35.0%	-37.1%	-39.4%	-42.2%	-45.1%	-48.3%	-51.6%	-55.1%	-58.6%
40%	-50.00%	-34.3%	-34.6%	-35.3%	-36.4%	-37.9%	-39.9%	-42.1%	-44.7%	-47.6%	-50.6%	-53.8%	-57.1%	-60.4%
45%	-56.25%	-37.2%	-37.4%	-38.0%	-39.1%	-40.6%	-42.4%	-44.6%	-47.1%	-49.8%	-52.7%	-55.8%	-58.9%	-62.1%
50%	-62.50%	-39.8%	-40.0%	-40.6%	-41.6%	-43.1%	-44.8%	-46.9%	-49.3%	-51.9%	-54.7%	-57.6%	-60.6%	-63.7%
55%	-68.75%	-42.2%	-42.4%	-43.0%	-44.0%	-45.3%	-47.0%	-49.1%	-51.3%	-53.8%	-56.5%	-59.3%	-62.2%	-65.1%
60%	-75.00%	-44.4%	-44.6%	-45.2%	-46.2%	-47.5%	-49.1%	-51.0%	-53.2%	-55.6%	-58.2%	-60.9%	-63.7%	-66.5%

The table below shows a performance example for an Inverse ProFund VP that has an investment objective to correspond to two times the inverse (-2x) of the daily performance of a benchmark. In the table, areas shaded darker represent those scenarios where an Inverse ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of a Benchmark.

One Year Benchmark	Two Times the Inverse (-2x) of One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of benchmark volatility and benchmark performance on the return of a geared ProFund VP. A ProFund VP’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP, except ProFund VP Real Estate, ProFund VP Utilities, ProFund VP Europe 30, ProFund VP Consumer Services, ProFund VP Industrials, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Large Cap-Growth and ProFund VP Large-Cap Value, is a “non-diversified” series of the Trust. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund VP’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a RIC for purposes of the Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” ProFund VP, a relatively high percentage of such ProFund VP’s assets may be invested in the securities of a limited number of issues, primarily within the same economic sector or in derivative instruments with a single counterparty. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence or adverse impact to those issuers or from credit risk relating to that counterparty than the portfolio securities of a more diversified investment company. Under current law, a ProFund VP that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

RISKS TO MANAGEMENT. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or a ProFund VP that make it, for all practical purposes, impossible to re-position such ProFund VP and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a ProFund VP from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

RISKS TO CYBERSECURITY. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each ProFund VP is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a ProFund VP’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the ProFunds VP invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of ProFund VP shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent or respond to any cyber incidents in the future. The ProFunds VP and their shareholders could be negatively impacted as a result. While the ProFunds VP have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the ProFunds VP cannot control the cyber security plans and systems put in place by issuers in which the ProFunds VP invest.

RISKS OF INDEX FUNDS. Certain ProFunds VP seek performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a ProFund VP achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the ProFund VP could lose value while other indices or measures of market performance increase in level or performance. In addition, each ProFund VP may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or its Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort NASDAQ-100 may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and SAI to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and SAI, as they may be amended from time to time.

For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P. Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

Obligations under futures contracts, forward contracts and swap agreements so covered will not be considered senior securities for the purposes of a ProFund VP’s investment restrictions concerning senior securities.

DETERMINATION OF NET ASSET VALUE

The net asset values (NAV) of the shares of the ProFunds VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) are typically determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business. ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity typically determine NAV for each class of shares at the close of trading on the NYSE every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The NAV per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. The ProFund VP records its investment transactions no later than the next business day after the transaction order is placed. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s NAV per share will normally be $1.00. There is no assurance that the $1.00 NAV will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System, are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for NASDAQ-traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed-income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds VP may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a ProFund VP is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s NAV. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include the review of ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations. In such event, the Board of Trustees may also suspend redemptions and postpone payment of redemption proceeds after irrevocably determining to liquidate the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the ProFunds VP and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares.

Securities of “Regular Broker-Dealers”

The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund VP during its most recent fiscal year or during the period of time since the ProFund VP’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended December 31, 2013, each of the following ProFunds VP were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer's Securities Owned by the ProFund VP during the fiscal year ended December 31, 2013	Name of Broker or Dealer
ProFund VP Bull	$485,144	Citigroup, Inc.
	1,845,000	Deutsche Bank Securities, Inc.
	229,020	The Goldman Sachs Group, Inc.
	14,768,000	RBC Capital Markets, LLC
	6,110,000	UMB Bank N.A.
ProFund VP Mid-Cap	519,000	Deutsche Bank Securities, Inc.
	4,160,000	RBC Capital Markets, LLC
	1,728,000	UMB Bank N.A.
ProFund VP Small-Cap	419,000	Deutsche Bank Securities, Inc.
	3,363,000	RBC Capital Markets, LLC
	1,399,000	UMB Bank N.A.
	12,535	UMB Financial Corp.
ProFund VP Dow 30	15,000	Deutsche Bank Securities, Inc.
	134,000	RBC Capital Markets, LLC
	64,000	UMB Bank N.A.
ProFund VP NASDAQ-100	973,000	Deutsche Bank Securities, Inc.
	7,794,000	RBC Capital Markets, LLC
	3,231,000	UMB Bank N.A.
ProFund VP Large-Cap Value	239,706	Citigroup, Inc.
	212,003	The Goldman Sachs Group, Inc.
	7,000	RBC Capital Markets, LLC
	8,000	UMB Bank N.A.
ProFund VP Large-Cap Growth	313,702	Citigroup, Inc.
	4,000	Deutsche Bank Securities, Inc.
	36,000	RBC Capital Markets, LLC
	18,000	UMB Bank N.A.
ProFund VP Mid-Cap Growth	1,000	Deutsche Bank Securities, Inc.
	8,000	RBC Capital Markets, LLC
	4,000	UMB Bank N.A.

ProFund VP	Approximate Aggregate Value of Issuer's Securities Owned by the ProFund VP during the fiscal year ended December 31, 2013	Name of Broker or Dealer
ProFund VP Small-Cap Value	3,000	RBC Capital Markets, LLC
	4,000	UMB Bank N.A.
	145,401	UMB Financial Corp.
ProFund VP Small-Cap Growth	175,870	UMB Financial Corp.
ProFund VP Asia 30	7,000	RBC Capital Markets, LLC
	7,000	UMB Bank N.A.
ProFund VP Europe 30	8,000	Deutsche Bank Securities, Inc.
	69,000	RBC Capital Markets, LLC
	32,000	UMB Bank N.A.
ProFund VP International	390,000	Deutsche Bank Securities, Inc.
	3,129,000	RBC Capital Markets, LLC
	1,302,000	UMB Bank N.A.
ProFund VP Emerging Markets	37,000	Deutsche Bank Securities, Inc.
	309,000	RBC Capital Markets, LLC
	138,000	UMB Bank N.A.
ProFund VP Japan	561,000	Deutsche Bank Securities, Inc.
	4,489,000	RBC Capital Markets, LLC
	1,858,000	UMB Bank N.A.
ProFund VP UltraBull	153,203	Citigroup, Inc.
	156,000	Deutsche Bank Securities, Inc.
	72,322	The Goldman Sachs Group, Inc.
	1,256,000	RBC Capital Markets, LLC
	526,000	UMB Bank N.A.
ProFund VP UltraMid-Cap	219,000	Deutsche Bank Securities, Inc.
	1,769,000	RBC Capital Markets, LLC
	739,000	UMB Bank N.A.
ProFund VP UltraSmall-Cap	455,000	Deutsche Bank Securities, Inc.
	3,663,000	RBC Capital Markets, LLC
	1,526,000	UMB Bank N.A.
	25,712	UMB Financial Corp.
ProFund VP UltraNASDAQ-100	532,000	Deutsche Bank Securities, Inc.
	4,268,000	RBC Capital Markets, LLC
	1,775,000	UMB Bank N.A.
ProFund VP Bear	332,000	Deutsche Bank Securities, Inc.
	2,668,000	RBC Capital Markets, LLC
	1,112,000	UMB Bank N.A.
ProFund VP Short Mid-Cap	108,000	Deutsche Bank Securities, Inc.
	871,000	RBC Capital Markets, LLC
	367,000	UMB Bank N.A.
ProFund VP Short Small-Cap	53,000	Deutsche Bank Securities, Inc.
	431,000	RBC Capital Markets, LLC
	185,000	UMB Bank N.A.

ProFund VP	Approximate Aggregate Value of Issuer's Securities Owned by the ProFund VP during the fiscal year ended December 31, 2013	Name of Broker or Dealer
ProFund VP Short Dow 30	10,000	RBC Capital Markets, LLC
	10,000	UMB Bank N.A.
ProFund VP Short NASDAQ-100	139,000	Deutsche Bank Securities, Inc.
	1,126,000	RBC Capital Markets, LLC
	477,000	UMB Bank N.A.
ProFund VP Short International	41,000	Deutsche Bank Securities, Inc.
	341,000	RBC Capital Markets, LLC
	150,000	UMB Bank N.A.
ProFund VP Short Emerging Markets	29,000	Deutsche Bank Securities, Inc.
	241,000	RBC Capital Markets, LLC
	109,000	UMB Bank N.A.
ProFund VP UltraShort Dow 30	4,000	Deutsche Bank Securities, Inc.
	40,000	RBC Capital Markets, LLC
	23,000	UMB Bank N.A.
ProFund VP UltraShort NASDAQ-100	73,000	Deutsche Bank Securities, Inc.
	591,000	RBC Capital Markets, LLC
	253,000	UMB Bank N.A.
ProFund VP Banks	743,505	Citigroup, Inc.
	11,185	UMB Financial Corp.
ProFund VP Biotechnology	7,000	Deutsche Bank Securities, Inc.
	57,000	RBC Capital Markets, LLC
	26,000	UMB Bank N.A.
ProFund VP Consumer Goods	3,000	RBC Capital Markets, LLC
	4,000	UMB Bank N.A.
ProFund VP Financials	1,961,942	Citigroup, Inc.
	9,000	Deutsche Bank Securities, Inc.
	889,845	The Goldman Sachs Group, Inc.
	76,000	RBC Capital Markets, LLC
	35,000	UMB Bank N.A.
	32,269	UMB Financial Corp.
ProFund VP Industrials	3,000	Deutsche Bank Securities, Inc.
	29,000	RBC Capital Markets, LLC
	14,000	UMB Bank N.A.
ProFund VP Pharmaceuticals	1,000	Deutsche Bank Securities, Inc.
	8,000	RBC Capital Markets, LLC
	4,000	UMB Bank N.A.
ProFund VP Precious Metals	914,000	Deutsche Bank Securities, Inc.
	7,322,000	RBC Capital Markets, LLC
	3,036,000	UMB Bank N.A.
ProFund VP Telecommunications	1,000	Deutsche Bank Securities, Inc.
	9,000	RBC Capital Markets, LLC
	6,000	UMB Bank N.A.

ProFund VP	Approximate Aggregate Value of Issuer's Securities Owned by the ProFund VP during the fiscal year ended December 31, 2013	Name of Broker or Dealer
ProFund VP U.S. Government Plus	325,000	Deutsche Bank Securities, Inc.
	2,614,000	RBC Capital Markets, LLC
	1,089,000	UMB Bank N.A.
ProFund VP Rising Rates Opportunity	783,000	Deutsche Bank Securities, Inc.
	6,268,000	RBC Capital Markets, LLC
	2,595,000	UMB Bank N.A.
ProFund VP Falling U.S. Dollar	34,000	Deutsche Bank Securities, Inc.
	276,000	RBC Capital Markets, LLC
	121,000	UMB Bank N.A.
ProFund VP Money Market	5,545,000	Deutsche Bank Securities, Inc.
	44,367,000	RBC Capital Markets, LLC
	18,346,000	UMB Bank N.A.

Brokerage Commissions

For the fiscal years ended December 31, 2011, 2012 and 2013, each ProFund VP paid brokerage commissions in the following amounts:

	2011	2012	2013
ProFund VP Bull	$13,716	$5,762	$3,413
ProFund VP Mid-Cap	936	574	553
ProFund VP Small-Cap	2,613	1,749	1,217
ProFund VP Dow 30	43	177	495
ProFund VP NASDAQ-100	4,078	5,535	4,210
ProFund VP Large-Cap Value	31,722	16,349	8,241
ProFund VP Large-Cap Growth	33,390	13,365	5,408
ProFund VP Mid-Cap Value	52,054	22,995	12,358
ProFund VP Mid-Cap Growth	68,375	17,987	10,216
ProFund VP Small-Cap Value	34,180	23,478	11,113
ProFund VP Small-Cap Growth	44,306	13,817	15,542
ProFund VP Asia 30	13,855	10,749	11,380
ProFund VP Europe 30	14,504	7,218	12,185
ProFund VP International	143	0	0
ProFund VP Emerging Markets	4,395	2,499	4,759
ProFund VP Japan	8,114	6,408	11,019
ProFund VP UltraBull	14,435	38,802	61,553
ProFund VP UltraMid-Cap	7,811	2,419	1,759
ProFund VP UltraSmall-Cap	1,324	4,420	2,629
ProFund VP UltraNASDAQ-100	2,871	6,836	5,962
ProFund VP Bear	4,135	1,072	558
ProFund VP Short Mid-Cap	175	155	28
ProFund VP Short Small-Cap	193	626	228
ProFund VP Short Dow 30	0	0	0
ProFund VP Short NASDAQ-100	1,164	1,242	1,001
ProFund VP Short International	29	0	0
ProFund VP Short Emerging Markets	0	0	0
ProFund VP UltraShort Dow 30	1,241	15	0
ProFund VP UltraShort NASDAQ-100	852	396	394
ProFund VP Banks	19,745	14,251	11,802
ProFund VP Basic Materials	19,555	5,854	4,937
ProFund VP Biotechnology	5,812	14,689	19,478

	2011	2012	2013
ProFund VP Consumer Goods	13,272	6,331	3,073
ProFund VP Consumer Services	11,948	12,786	6,532
ProFund VP Financials	7,888	12,074	7,795
ProFund VP Health Care	15,437	8,681	8,206
ProFund VP Industrials	18,579	5,970	6,020
ProFund VP Internet	3,485	3,092	5,011
ProFund VP Oil & Gas	30,228	14,859	3,558
ProFund VP Pharmaceuticals	20,264	19,348	9,892
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	17,436	20,512	16,842
ProFund VP Semiconductor	3,852	4,182	5,184
ProFund VP Technology	7,022	9,215	4,157
ProFund VP Telecommunications	20,827	22,062	12,392
ProFund VP Utilities	20,662	11,311	7,490
ProFund VP U.S. Government Plus	159	370	584
ProFund VP Rising Rates Opportunity	388	321	134
ProFund VP Falling U.S. Dollar	29	29	0
ProFund VP Money Market	0	0	0

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds VP. The Board has engaged the Advisor to manage the ProFunds VP and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds VP in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the ProFunds VP, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the ProFunds VP extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds VP meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ control over financial reporting.

The Trustees, their birth date, term of office and length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (124) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProShares (124) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProShares (124) ProFunds (112) Access One Trust (3)

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present) and of ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC: Managing Partner (June 2008 to present).	ProShares (124) ProFunds (112) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Mr. Fertig joined the Board in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Reynolds and Wachs. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board met six times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	$10,001-$50,000
Russell S. Reynolds, III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	$10,001-$50,000	$10,001-$50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

As of April 1, 2014, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2013.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP;

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Compensation of Trustees

During 2013, each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFunds VP’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2013.

Name:	Aggregate Compensation From ProFunds VP	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$11,282	$0	$0	$197,000
Russell S. Reynolds, III, Trustee	$11,282	$0	$0	$197,000
Michael C. Wachs, Trustee	$11,282	$0	$0	$197,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor; (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets. In addition, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund VP: 0.025% of the ProFund VP’s daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund VP’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund VP’s net assets in excess of $2 billion. During the fiscal year ended December 31, 2013, no ProFund VP’s annual investment advisory fee was subject to such reductions. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of the ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds VP.

ADVISORY FEES

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$668,952	$44,614	$612,488	$113,858	$697,518	$31,490
ProFund VP Mid-Cap	56,403	4,572	88,085	13,064	166,712	7,658
ProFund VP Small-Cap	43,980	20,454	78,036	27,919	139,844	21,866
ProFund VP Dow 30	11,329	2,928	17,277	2,022	15,628	298
ProFund VP NASDAQ-100	368,848	60,705	417,170	71,457	326,677	23,155
ProFund VP Large-Cap Value	204,694	41,648	186,612	53,995	177,841	34,047
ProFund VP Large-Cap Growth	241,254	44,689	217,963	45,989	210,437	24,996
ProFund VP Mid-Cap Value	184,898	35,313	184,587	49,082	216,075	38,126
ProFund VP Mid-Cap Growth	411,450	61,820	235,695	52,023	235,885	32,166

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Small-Cap Value	177,390	54,326	212,062	77,688	260,100	62,727
ProFund VP Small-Cap Growth	312,155	66,337	229,779	57,804	282,181	48,960
ProFund VP Asia 30	513,541	59,639	297,867	69,092	294,231	28,584
ProFund VP Europe 30	307,175	40,866	195,330	28,861	268,893	15,169
ProFund VP International	105,007	10,645	53,009	9,368	89,747	3,775
ProFund VP Emerging Markets	211,687	23,030	149,920	21,925	167,158	14,207
ProFund VP Japan	69,911	26,075	58,989	9,599	161,939	20,171
ProFund VP UltraBull	179,211	0	149,151	28,655	174,810	22,975
ProFund VP UltraMid-Cap	210,096	31,998	143,905	27,731	173,365	16,228
ProFund VP UltraSmall-Cap	199,441	38,822	148,537	45,891	192,248	28,032
ProFund VP UltraNASDAQ-100	280,843	28,212	247,335	41,756	293,523	15,244
ProFund VP Bear	201,473	7,910	163,758	18,753	117,178	7,744
ProFund VP Short Mid-Cap	19,556	3,885	19,292	6,154	8,926	4,013
ProFund VP Short Small-Cap	61,064	7,362	56,038	12,693	33,072	5,601
ProFund VP Short Dow 30	1,003	1,003	1,092	1,092	803	803
ProFund VP Short NASDAQ-100	84,060	12,186	58,541	14,470	49,331	8,285
ProFund VP Short International	16,688	2,991	15,749	5,826	15,948	3,419
ProFund VP Short Emerging Markets	14,105	4,181	13,593	6,021	13,379	3,975
ProFund VP UltraShort Dow 30	7,895	4,004	3,572	3,572	2,149	2,149
ProFund VP UltraShort NASDAQ-100	11,835	5,134	15,244	5,829	10,726	3,647
ProFund VP Banks	37,844	10,419	44,858	15,828	75,026	9,674
ProFund VP Basic Materials	413,811	50,660	203,277	48,638	178,576	10,232
ProFund VP Biotechnology	68,397	6,589	127,462	17,586	270,760	8,595
ProFund VP Consumer Goods	135,845	22,708	128,672	28,739	143,672	14,239
ProFund VP Consumer Services	98,041	29,834	154,603	42,121	218,521	26,056
ProFund VP Financials	187,818	25,816	192,668	51,575	298,071	35,983
ProFund VP Health Care	228,160	24,783	240,869	36,828	371,219	19,766
ProFund VP Industrials	139,539	35,286	98,566	30,533	146,007	21,846
ProFund VP Internet	64,300	10,469	39,545	11,351	73,057	7,000
ProFund VP Oil & Gas	714,302	117,753	489,349	104,160	441,258	41,802

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Pharmaceuticals	97,017	13,512	139,065	28,896	130,509	9,604
ProFund VP Precious Metals	1,039,584	135,188	653,890	115,828	343,454	13,712
ProFund VP Real Estate	144,413	14,906	177,067	34,102	161,586	13,376
ProFund VP Semiconductor	22,319	8,383	14,921	7,147	10,374	5,962
ProFund VP Technology	122,603	12,338	119,650	17,724	86,302	4,841
ProFund VP Telecommunications	105,294	17,921	145,026	29,839	105,302	6,185
ProFund VP Utilities	309,903	43,277	337,262	69,582	270,548	26,276
ProFund VP U.S. Government Plus	259,520	55,332	322,468	97,673	184,846	12,338
ProFund VP Rising Rates Opportunity	334,398	7,199	175,739	22,695	208,461	14,373
ProFund VP Falling U.S. Dollar	13,773	4,941	8,676	6,987	8,232	7,423
ProFund VP Money Market	1,507,525	1,507,525	1,431,875	1,431,875	1,552,496	1,552,496

For the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, as applicable, the amounts of advisory fees waived in the chart above for certain of the ProFunds VP do not reflect the following amounts reimbursed to such Funds:

REIMBURSEMENTS

	2011	2012	2013
ProFund VP Short Dow 30	$3,351	$4,000	$4,626
ProFund VP UltraShort Dow 30	0	1,270	2,846
ProFund VP Money Market	1,200,712	896,991	546,962

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through April 30, 2015, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows: 1.38% and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.68% for all other ProFunds VP. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2011 Recouped	2012 Recouped	2013 Recouped
ProFund VP Bull	$0	$0	$0
ProFund VP Mid-Cap	0	0	5,500
ProFund VP Small-Cap	0	0	0
ProFund VP Dow 30	0	0	0
ProFund VP NASDAQ-100	0	0	0
ProFund VP Large-Cap Value	0	0	0

	2011 Recouped	2012 Recouped	2013 Recouped
ProFund VP Large-Cap Growth	0	0	0
ProFund VP Mid-Cap Value	0	0	0
ProFund VP Mid-Cap Growth	0	0	0
ProFund VP Small-Cap Value	0	0	0
ProFund VP Small-Cap Growth	0	0	0
ProFund VP Asia 30	0	0	0
ProFund VP Europe 30	0	0	0
ProFund VP International .	0	0	0
ProFund VP Emerging Markets	0	0	0
ProFund VP Japan	0	0	0
ProFund VP UltraBull	5,853	0	0
ProFund VP UltraMid-Cap	0	0	0
ProFund VP UltraSmall-Cap	0	0	0
ProFund VP UltraNASDAQ-100	0	0	0
ProFund VP Bear	0	0	0
ProFund VP Short Mid-Cap	0	0	0
ProFund VP Short Small-Cap	0	0	0
ProFund VP Short Dow 30	0	0	0
ProFund VP Short NASDAQ-100	0	0	3,000
ProFund VP Short Emerging Markets	0	0	0
ProFund VP Short International	0	0	0
ProFund VP UltraShort Dow 30	0	0	0
ProFund VP UltraShort NASDAQ-100	0	0	1,000
ProFund VP Banks	0	0	0
ProFund VP Basic Materials	0	0	1,800
ProFund VP Biotechnology	0	0	0
ProFund VP Consumer Goods	0	0	0
ProFund VP Consumer Services	0	0	0
ProFund VP Financials	0	0	0
ProFund VP Health Care	0	0	0
ProFund VP Industrials	0	0	0
ProFund VP Internet	0	0	0
ProFund VP Oil & Gas	0	0	0
ProFund VP Pharmaceuticals	0	0	0
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	0	0	0
ProFund VP Semiconductor	0	0	0
ProFund VP Technology	0	0	0
ProFund VP Telecommunications	0	0	0
ProFund VP Utilities	0	0	0
ProFund VP U.S. Government Plus	0	0	0
ProFund VP Rising Rates Opportunity	0	0	0
ProFund VP Falling U.S. Dollar	0	0	0
ProFund VP Money Market	0	0	0

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Board reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors a fee at the annual rate of 0.10% of the average daily net assets for each ProFund VP.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$89,193	$5,948	$81,664	$15,181	$93,002	$4,199
ProFund VP Mid-Cap	7,520	610	11,744	1,742	22,228	1,021
ProFund VP Small-Cap	5,864	2,727	10,405	3,723	18,646	2,915
ProFund VP Dow 30	1,511	390	2,303	270	2,084	40
ProFund VP NASDAQ-100	49,179	8,094	55,622	9,527	43,557	3,087
ProFund VP Large-Cap Value	27,292	5,553	24,881	7,199	23,712	4,540
ProFund VP Large-Cap Growth	32,167	5,959	29,061	6,132	28,058	3,333
ProFund VP Mid-Cap Value	24,653	4,708	24,611	6,544	28,810	5,084
ProFund VP Mid-Cap Growth	54,860	8,243	31,425	6,936	31,451	4,289
ProFund VP Small-Cap Value	23,652	7,243	28,275	10,358	34,680	8,364
ProFund VP Small-Cap Growth	41,620	8,845	30,637	7,707	37,624	6,528
ProFund VP Asia 30	68,472	7,952	39,715	9,212	39,230	3,811
ProFund VP Europe 30	40,956	5,449	26,044	3,848	35,852	2,022
ProFund VP International	14,001	1,419	7,068	1,249	11,966	503
ProFund VP Emerging Markets	28,225	3,071	19,989	2,923	22,288	1,894
ProFund VP Japan	9,321	3,476	7,865	1,280	21,592	2,690
ProFund VP UltraBull	23,895	0	19,887	3,821	23,308	3,063
ProFund VP UltraMid-Cap	28,013	4,266	19,187	3,697	23,115	2,164
ProFund VP UltraSmall-Cap	26,592	5,176	19,805	6,119	25,633	3,738
ProFund VP UltraNASDAQ-100	37,446	3,762	32,978	5,568	39,136	2,032
ProFund VP Bear	26,863	1,055	21,834	2,500	15,624	1,033
ProFund VP Short Mid-Cap	2,608	518	2,572	821	1,190	535
ProFund VP Short Small-Cap	8,142	982	7,472	1,692	4,409	747
ProFund VP Short Dow 30	134	134	145	145	107	107
ProFund VP Short NASDAQ-100	11,208	1,625	7,805	1,929	6,577	1,105
ProFund VP Short International	2,225	399	2,100	777	2,127	456
ProFund VP Short Emerging Markets	1,881	557	1,812	803	1,784	530
ProFund VP UltraShort Dow 30	1,053	534	477	477	287	287
ProFund VP UltraShort NASDAQ-100	1,578	685	2,032	777	1,430	486
ProFund VP Banks	5,046	1,389	5,981	2,110	10,003	1,290
ProFund VP Basic Materials	55,174	6,755	27,103	6,485	23,810	1,364
ProFund VP Biotechnology	9,119	878	16,995	2,345	36,101	1,146
ProFund VP Consumer Goods	18,113	3,028	17,156	3,832	19,156	1,899
ProFund VP Consumer Services	13,072	3,978	20,613	5,616	29,136	3,474

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Financials	25,042	3,442	25,689	6,877	39,743	4,798
ProFund VP Health Care	30,421	3,304	32,116	4,910	49,496	2,635
ProFund VP Industrials	18,605	4,705	13,142	4,071	19,468	2,913
ProFund VP Internet	8,573	1,396	5,273	1,513	9,741	933
ProFund VP Oil & Gas	95,240	15,700	65,245	13,888	58,834	5,573
ProFund VP Pharmaceuticals	12,935	1,801	18,542	3,853	17,401	1,280
ProFund VP Precious Metals	138,610	18,025	87,184	15,443	45,793	1,828
ProFund VP Real Estate	19,255	1,988	23,609	4,547	21,545	1,784
ProFund VP Semiconductor	2,976	1,118	1,989	953	1,383	795
ProFund VP Technology	16,347	1,645	15,953	2,363	11,507	645
ProFund VP Telecommunications	14,039	2,389	19,336	3,978	14,040	825
ProFund VP Utilities	41,320	5,770	44,968	9,277	36,073	3,504
ProFund VP U.S. Government Plus	51,904	11,066	64,493	19,534	36,969	2,467
ProFund VP Rising Rates Opportunity	44,586	960	23,432	3,026	27,795	1,916
ProFund VP Falling U.S. Dollar	1,836	659	1,157	932	1,098	990
ProFund VP Money Market	201,002	201,002	190,914	190,914	206,998	206,998

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2013.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets [1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets [2]		Number of All Other Accounts Managed/Total Assets [3]
Michael Neches	164	$19,750,773,682	0	$0	0	$0
Jeffrey Ploshnick	12	$362,205,551	7	$1,051,506,249	0	$0
Michelle Liu	18	$7,129,448,677	0	$0	0	$0
Alexander Ilyasov	42	$1,019,937,660	0	$0	0	$0
Rachel Ames	88	$15,537,658,383	0	$0	0	$0
Charles Lowery	76	$4,213,115,299	0	$0	0	$0

**	Money Market funds not included**

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the ProFunds VP managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of January 31, 2014 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the ProFunds VP Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds VP Family
Michael Neches	None	$1 - $10,000
Jeffrey Ploshnick	None	$1 - $10,000
Michelle Liu	None	None
Alexander Ilyasov	None	None
Rachel Ames	None	None
Charles Lowery	None	$1 - $10,000

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as a ProFund VP. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each non-money market ProFund VP is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor, and the ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported and captured in an electronic reporting system for subsequent review and certification. Advisor personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., a publicly held company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Committee. The Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Social and Corporate Responsibility Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available without charge, upon request (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. In the event ISS is party to a conflict of interest, the portfolio department of the Advisor will vote the proxy. The Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS or the Advisor voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds VP voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund VP’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information for ProFund VP Money Market is also filed with the SEC monthly. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of a ProFund VP’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank N.A. and acts as the administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, but not limited to, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement. Each ProFund VP may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2011, 2012 and 2013, Citi, as Administrator was entitled to administration fees in the following amounts for each of the ProFunds VP:

	Administration Fees

	2011 Earned	2012 Earned	2013 Earned
ProFund VP Bull	$37,371	$38,026	$40,334
ProFund VP Mid-Cap	3,220	5,609	9,807
ProFund VP Small-Cap	2,477	4,886	7,991
ProFund VP Dow 30	652	1,098	912
ProFund VP NASDAQ-100	21,627	26,030	18,511
ProFund VP Large-Cap Value	11,760	11,604	10,410
ProFund VP Large-Cap Growth	13,796	13,514	11,967
ProFund VP Mid-Cap Value	10,551	11,444	12,694
ProFund VP Mid-Cap Growth	23,504	14,582	13,692
ProFund VP Small-Cap Value	10,036	13,226	15,025
ProFund VP Small-Cap Growth	17,547	14,233	15,959
ProFund VP Asia 30	29,562	18,921	17,039
ProFund VP Europe 30	17,516	12,412	15,612
ProFund VP International	5,934	3,274	5,240
ProFund VP Emerging Markets	12,172	9,239	9,664
ProFund VP Japan	4,031	3,663	9,273
ProFund VP UltraBull	10,337	9,590	10,099
ProFund VP UltraMid-Cap	11,923	9,105	9,885
ProFund VP UltraSmall-Cap	11,399	9,261	10,989
ProFund VP UltraNASDAQ-100	16,206	15,748	16,359
ProFund VP Bear	11,954	10,560	6,709
ProFund VP Short Mid-Cap	1,172	1,254	498
ProFund VP Short Small-Cap	3,571	3,618	1,912
ProFund VP Short Dow 30	59	69	47
ProFund VP Short NASDAQ-100	4,910	3,928	2,851
ProFund VP Short International	1,016	998	907
ProFund VP Short Emerging Markets	827	858	760
ProFund VP UltraShort Dow 30	468	226	118
ProFund VP UltraShort NASDAQ-100	692	1,052	632
ProFund VP Banks	2,148	2,802	4,352
ProFund VP Basic Materials	23,680	13,382	10,299
ProFund VP Biotechnology	3,967	7,994	15,405
ProFund VP Consumer Goods	7,858	8,084	8,317
ProFund VP Consumer Services	5,592	9,597	12,408
ProFund VP Financials	10,785	11,948	17,152
ProFund VP Health Care	13,188	15,059	21,221
ProFund VP Industrials	7,891	6,135	8,269
ProFund VP Internet	3,669	2,526	4,151
ProFund VP Oil & Gas	41,215	31,075	25,378
ProFund VP Pharmaceuticals	5,195	8,827	7,439
ProFund VP Precious Metals	60,960	41,103	19,976
ProFund VP Real Estate	8,318	11,225	9,440
ProFund VP Semiconductor	1,280	938	596
ProFund VP Technology	7,140	7,464	4,930
ProFund VP Telecommunications	6,010	9,335	6,100
ProFund VP Utilities	17,619	21,266	15,552
ProFund VP U.S. Government Plus	22,608	31,172	16,209
ProFund VP Rising Rates Opportunity	19,395	11,158	11,886
ProFund VP Falling U.S. Dollar	817	551	517
ProFund VP Money Market	91,800	98,509	95,340

Citi also acts as fund accounting agent for each series of the Trust. As fund accounting agent, Citi calculates the NAVs per share of each ProFund VP; and maintains the accounting books and records for the ProFunds VP. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2011, 2012 and 2013, Citi, as fund accounting agent, was entitled to fees in the following amounts for each of the ProFunds VP:

	Fund Accounting Fees

	2011 Earned	2012 Earned	2013 Earned
ProFund VP Bull	$78,305	$85,108	$84,266
ProFund VP Mid-Cap	6,484	12,123	19,672
ProFund VP Small-Cap	12,519	17,515	24,215
ProFund VP Dow 30	1,317	2,347	1,808
ProFund VP NASDAQ-100	44,706	56,646	37,531
ProFund VP Large-Cap Value	25,816	27,335	22,938
ProFund VP Large-Cap Growth	29,924	30,810	26,026
ProFund VP Mid-Cap Value	23,175	26,456	27,576
ProFund VP Mid-Cap Growth	48,462	32,771	29,056
ProFund VP Small-Cap Value	22,811	31,348	33,278
ProFund VP Small-Cap Growth	37,380	32,562	34,279
ProFund VP Asia 30	59,079	40,883	34,269
ProFund VP Europe 30	34,998	26,911	31,317
ProFund VP International	11,617	7,091	10,439
ProFund VP Emerging Markets	24,296	20,223	19,739
ProFund VP Japan	8,088	7,877	18,661
ProFund VP UltraBull	24,077	23,983	23,754
ProFund VP UltraMid-Cap	26,272	22,220	22,606
ProFund VP UltraSmall-Cap	30,466	26,813	30,187
ProFund VP UltraNASDAQ-100	33,504	34,547	33,256
ProFund VP Bear	24,482	22,615	13,429
ProFund VP Short Mid-Cap	2,438	2,669	997
ProFund VP Short Small-Cap	7,380	7,724	3,841
ProFund VP Short Dow 30	123	143	91
ProFund VP Short NASDAQ-100	9,998	8,405	5,732
ProFund VP Short International	2,118	2,144	1,829
ProFund VP Short Emerging Markets	1,681	1,857	1,516
ProFund VP UltraShort Dow 30	932	486	237
ProFund VP UltraShort NASDAQ-100	1,384	2,269	1,276
ProFund VP Banks	4,624	6,540	9,136
ProFund VP Basic Materials	47,265	29,138	21,024
ProFund VP Biotechnology	$8,290	17,510	30,940
ProFund VP Consumer Goods	16,761	18,184	17,536
ProFund VP Consumer Services	12,614	21,964	26,085
ProFund VP Financials	23,200	27,444	36,089
ProFund VP Health Care	27,581	33,290	43,200
ProFund VP Industrials	17,217	14,687	18,125
ProFund VP Internet	7,461	5,720	8,553
ProFund VP Oil & Gas	83,078	67,336	51,383
ProFund VP Pharmaceuticals	10,903	19,074	15,075
ProFund VP Precious Metals	123,007	88,219	39,964

	Fund Accounting Fees

	2011 Earned	2012 Earned	2013 Earned
ProFund VP Real Estate	17,284	24,757	19,640
ProFund VP Semiconductor	2,848	2,278	1,478
ProFund VP Technology	15,536	17,066	10,833
ProFund VP Telecommunications	12,108	20,360	12,329
ProFund VP Utilities	36,752	46,047	31,609
ProFund VP U.S. Government Plus	46,689	67,264	32,516
ProFund VP Rising Rates Opportunity	38,474	23,951	23,695
ProFund VP Falling U.S. Dollar	1,674	1,183	1,032
ProFund VP Money Market	188,440	212,950	190,834

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees. As transfer agent, Citi maintains the shareholder account records for ProFunds VP, distributes distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders.

CUSTODIAN

UMB Bank, N.A. acts as Custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the Custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the Custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the ProFunds VP’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2013, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$232,506	0
ProFund VP Mid-Cap	55,570	0
ProFund VP Small-Cap	46,615	0
ProFund VP Dow 30	5,209	0
ProFund VP NASDAQ-100	108,893	0
ProFund VP Large-Cap Value	59,280	0
ProFund VP Large-Cap Growth	70,146	0
ProFund VP Mid-Cap Value	72,025	0
ProFund VP Mid-Cap Growth	78,628	0
ProFund VP Small-Cap Value	86,700	0
ProFund VP Small-Cap Growth	94,060	0
ProFund VP Asia 30	98,077	0
ProFund VP Europe 30	89,631	0
ProFund VP International	29,916	0
ProFund VP Emerging Markets	55,719	0
ProFund VP Japan	53,980	0
ProFund VP UltraBull	58,270	0
ProFund VP UltraMid-Cap	57,788	0
ProFund VP UltraSmall-Cap	64,083	0
ProFund VP UltraNASDAQ-100	97,841	0
ProFund VP Bear	39,059	0
ProFund VP Short Mid-Cap	2,975	0
ProFund VP Short Small-Cap	11,024	0
ProFund VP Short Dow 30	268	0
ProFund VP Short NASDAQ-100	16,444	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Short International	5,316	0
ProFund VP Short Emerging Markets	4,460	0
ProFund VP UltraShort Dow 30	717	0
ProFund VP UltraShort NASDAQ-100	3,575	0
ProFund VP Banks	25,009	0
ProFund VP Basic Materials	59,525	0
ProFund VP Biotechnology	90,253	0
ProFund VP Consumer Goods	47,891	0
ProFund VP Consumer Services	72,840	0
ProFund VP Financials	99,357	0
ProFund VP Health Care	123,740	0
ProFund VP Industrials	48,669	0
ProFund VP Internet	24,352	0
ProFund VP Oil & Gas	147,086	0
ProFund VP Pharmaceuticals	43,503	0
ProFund VP Precious Metals	114,485	0
ProFund VP Real Estate	53,862	0
ProFund VP Semiconductor	3,458	0
ProFund VP Technology	28,767	0
ProFund VP Telecommunications	35,100	0
ProFund VP Utilities	90,183	0
ProFund VP U.S. Government Plus	92,423	0
ProFund VP Rising Rates Opportunity	69,487	0
ProFund VP Falling U.S. Dollar	2,744	0
ProFund VP Money Market	0	0

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

The Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds VP and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds VP as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds VP, promotions in communications with financial firms’ customers such as in the firms’ websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund VP’s shares or the amount a ProFund VP will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds VP. Dealers may not use sales of the ProFunds VP’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund VP may use financial firms that sell ProFund VP shares to effect transactions for the ProFund VP’s portfolio, the ProFund VP and ProFund Advisors will not consider the sale of ProFund VP shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the Prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2011, 2012 and 2013, each ProFund VP listed below paid the following administrative services fees:

	2011	2012	2013
ProFund VP Bull	$261,891	$242,152	$256,698
ProFund VP Mid-Cap	18,528	28,494	54,649
ProFund VP Small-Cap	14,543	25,457	45,509
ProFund VP Dow 30	930	1,418	773
ProFund VP NASDAQ-100	152,763	165,959	128,187
ProFund VP Large-Cap Value	88,440	81,989	73,487
ProFund VP Large-Cap Growth	108,407	92,474	89,409
ProFund VP Mid-Cap Value	84,665	85,435	98,268
ProFund VP Mid-Cap Growth	188,132	110,248	107,422
ProFund VP Small-Cap Value	73,923	85,001	103,524
ProFund VP Small-Cap Growth	137,757	99,487	121,776
ProFund VP Asia 30	188,015	98,741	99,731
ProFund VP Europe 30	122,691	70,978	98,746
ProFund VP International	33,492	16,181	28,006
ProFund VP Emerging Markets	68,427	48,388	53,326
ProFund VP Japan	31,288	24,468	64,908
ProFund VP UltraBull	55,179	43,629	45,440
ProFund VP UltraMid-Cap	91,642	60,816	72,247
ProFund VP UltraSmall-Cap	76,254	53,659	68,563
ProFund VP UltraNASDAQ-100	117,630	99,789	108,878
ProFund VP Bear	81,609	63,658	44,264
ProFund VP Short Mid-Cap	8,189	7,134	3,353
ProFund VP Short Small-Cap	21,216	20,010	11,510
ProFund VP Short Dow 30	184	52	80
ProFund VP Short NASDAQ-100	32,782	21,065	17,720
ProFund VP Short International	4,956	4,635	4,620
ProFund VP Short Emerging Markets	4,154	3,962	3,847
ProFund VP UltraShort Dow 30	2,296	734	435
ProFund VP UltraShort NASDAQ-100	2,909	3,767	2,703
ProFund VP Banks	17,192	19,098	30,723
ProFund VP Basic Materials	172,756	82,475	71,694
ProFund VP Biotechnology	27,686	48,976	91,979
ProFund VP Consumer Goods	61,672	56,285	62,541
ProFund VP Consumer Services	42,581	61,672	86,924
ProFund VP Financials	70,873	73,949	113,942
ProFund VP Health Care	92,526	94,333	145,193
ProFund VP Industrials	63,263	42,251	58,977
ProFund VP Internet	29,605	17,676	30,948
ProFund VP Oil & Gas	296,988	202,352	180,007
ProFund VP Pharmaceuticals	40,876	54,443	50,619
ProFund VP Precious Metals	452,946	271,261	143,550
ProFund VP Real Estate	65,802	76,475	68,048
ProFund VP Semiconductor	10,280	6,198	4,433
ProFund VP Technology	40,892	36,938	24,435
ProFund VP Telecommunications	46,050	58,769	43,384
ProFund VP Utilities	135,407	139,153	115,983
ProFund VP U.S. Government Plus	149,047	187,428	102,968
ProFund VP Rising Rates Opportunity	127,485	66,071	79,234
ProFund VP Falling U.S. Dollar	4,586	2,890	2,707
ProFund VP Money Market	175,077	100,068	0

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, but are not limited to: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer service fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

Control Persons and Principal Holders of Securities

As of April 1, 2014, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of a Fund.

See Appendix D to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a general discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, including in connection with a Variable Contract (as defined below) or a qualified pension or retirement plan, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Shares of each ProFund VP will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance policies or other variable insurance contracts (collectively, Variable Contracts), (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company segregated asset accounts generally will not be subject to income tax currently on income from a ProFund VP to the extent such income is applied to increase the values of Variable Contracts. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned for U.S. federal income tax purposes by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under applicable federal income tax rules that may not be described herein.

For information concerning the federal income tax consequences to a holder of a Variable Contract or a participant in a qualified pension or retirement plan, refer to the prospectus for the particular contract or to the plan materials. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP has elected and intends to be taxed each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund VP generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund VP’s taxable year, (i) at least 50% of the fair market value of the ProFund VP’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the ProFund VP controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each ProFund VP intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in subparagraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular ProFund VP investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the ProFund VP’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, a ProFund VP were to fail to meet the 90% gross income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, (1) the ProFund VP would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions by the ProFund VP from earnings and profits, including distributions of net long-term capital gain, would be taxable to shareholders as dividend income. In order to re-qualify for taxation as a RIC, the ProFund VP may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

See the ProFund VP’s most recent annual shareholder report for the ProFund VP’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Investments by a ProFund VP in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by a ProFund VP in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the ProFund VP to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the ProFund VP, the ProFund VP may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the ProFund VP.

Some ProFunds VP may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the ProFund VP’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of U.S. federal income tax. The notice specifically provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had held the related interest directly. Thus, excess inclusion income will not qualify for an exemption from tax under the provisions generally applicable to life insurance company separate accounts or qualified retirement plans, respectively.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a life insurance company separate account funding a Variable Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Variable Contracts.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any RIC whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding Variable Contracts, certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of RIC for purposes of this exception to the excise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not taken into account.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code,

place certain limitations on assets of each insurance company separate account used to fund Variable Contracts. Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, provided that all the beneficial interests in a RIC are held by insurance companies and certain other eligible holders. Consequently, each ProFund VP intends to diversify its investments in accordance with the requirements of Section 817(h), which generally require that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

If a ProFund VP fails to meet the Section 817(h) diversification requirements, or fails to qualify as a RIC for any taxable year, a separate account investing in that ProFund VP will fail the Section 817(h) requirements, which would generally cause the Variable Contracts invested in such ProFund VP to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a Variable Contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of ProFunds VP’s investment objectives and strategies are not materially narrower in focus than the investment strategies described in IRS rulings in which strategies, such as investing in large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the ProFunds VP as described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund VP’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Other Reporting. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in a ProFund VP based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, including insurance companies, owners of Variable Contracts, and participants in qualified pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a ProFund VP.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current NAV and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at NAV. Total return is based on historical earnings and NAV fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, The Frank Russell Company, Value Line Investment Survey, NYSE MKT U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds VP’s annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by The Bank of New York Mellon, Dow Jones, the Frank Russell Company, Morgan Stanley, The NASDAQ OMX Group, Inc., Nihon Keizai Shimbun, Inc. or Standard & Poor’s (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc. “ICE Futures U.S.®” and Intercontinental Exchange® are registered trademarks of the Intercontinental Exchange Inc. The U.S. Dollar Index ® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of The NASDAQ OMX Group, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500® Value Index,” “S&P 500® Growth Index,” “S&P Mid-Cap 400® Growth Index,” “S&P Mid-Cap 400® Value Index,” “S&P Small-Cap 600® Growth Index,” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc.

An Index Provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The Index Providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indexes. The Index Providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The Index Providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

BNY Mellon Indexes

BNY Mellon, BNY Mellon Emerging Markets 50 ADR Index, BNY Mellon China Select ADR Index and BNY Mellon Latin America 35 ADR Index are service marks of The Bank of New York Mellon (“BNY Mellon”) and have been licensed for use for certain purposes by ProFund Advisors LLC. ProFund Advisors LLC’s trading of securities or calcualtions based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon or any of its subsidiaries or affiliates, and none of BNY Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ProFund Advisors LLC, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, and of BNY Mellon Emerging Markets 50 ADR Index, BNY Mellon China Select ADR Index and BNY Mellon Latin America Index, which indexes are determined, composed and calculated by BNY Mellon without regard to ProFund Advisors LLC or the Indexes’ underlying securities. Neither BNY Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors LLC or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the indexes named above. Neither BNY Mellon nor any of its subsidiaries or affiliates is responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither BNY Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS LLC, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Indexes

“MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the ProFunds VP. Morgan Stanley has no obligation to take the needs of the ProFunds VP into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the ProFunds VP or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the ProFunds VP in connection with the administration of the ProFunds VP, or the marketing or trading of shares of the ProFunds VP. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the ProFunds VP, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The NASDAQ OMX Group, Inc.

ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100. The Corporations make no representation or warranty, express or implied to the owners of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 or any member of the public regarding the advisability of investing in securities generally in the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100

particularly, or the ability of the NASDAQ-100 Index to track general stock market performance. The Corporations’ only relationship to ProFunds (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100 Index registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index, which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 into consideration in determining, composing or calculating the NASDAQ-100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 to be issued or in the determination or calculation of the equation by which the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PROFUND VP NASDAQ-100, PROFUND VP ULTRA NASDAQ-100, PROFUND VP SHORT NASDAQ-100 AND PROFUND VP ULTRASHORT NASDAQ-100, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell Indexes

The ProFunds VP Small-Cap, UltraSmall-Cap and Short Small-Cap are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the ProFunds VP Small-Cap, UltraSmall-Cap and Short Small-Cap nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANT DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THERIN.

S&P Dow Jones Indexes

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Index is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Fund. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS, FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2013 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS ASIA 30 INDEX

As of April 1, 2014

Ticker	Name	Industry	Country	Type
BHP	BHP BILLITON LTD-SPON ADR	Mining	AUSTRALIA	ADR
BIDU	BAIDU INC-SPON ADR	Internet	CHINA	ADR
CEO	CNOOC LTD-ADR	Oil & Gas	CHINA	ADR
CHL	CHINA MOBILE LTD-SPON ADR	Telecommunications	HONG KONG	ADR
CHU	CHINA UNICOM HONG KONG-ADR	Telecommunications	HONG KONG	ADR
CTRP	CTRIP.COM INTERNATIONAL-ADR	Internet	CHINA	ADR
EDU	NEW ORIENTAL EDUCATIO-SP ADR	Commercial Services	CHINA	ADR
HDB	HDFC BANK LTD-ADR	Banks	INDIA	ADR
HIMX	HIMAX TECHNOLOGIES INC-ADR	Semiconductors	TAIWAN	ADR
HMIN	HOME INNS & HOTELS MANAG-ADR	Lodging	CHINA	ADR
IBN	ICICI BANK LTD-SPON ADR	Banks	INDIA	ADR
INFY	INFOSYS LTD-SP ADR	Computers	INDIA	ADR
KB	KB FINANCIAL GROUP INC-ADR	Diversified Finan Serv	SOUTH KOREA	ADR
KEP	KOREA ELEC POWER CORP-SP ADR	Electric	SOUTH KOREA	ADR
LFC	CHINA LIFE INSURANCE CO-ADR	Insurance	CHINA	ADR
LPL	LG DISPLAY CO LTD-ADR	Electronics	SOUTH KOREA	ADR
MPEL	MELCO CROWN ENTERTAINME-ADR	Lodging	HONG KONG	ADR
MR	MINDRAY MEDICAL INTL LTD-ADR	Healthcare-Products	CHINA	ADR
NTES	NETEASE INC-ADR	Internet	CHINA	ADR
PKX	POSCO-ADR	Iron/Steel	SOUTH KOREA	ADR
PTR	PETROCHINA CO LTD-ADR	Oil & Gas	CHINA	ADR
QIHU	QIHOO 360 TECHNOLOGY CO-ADR	Internet	CHINA	ADR
SKM	SK TELECOM CO LTD-ADR	Telecommunications	SOUTH KOREA	ADR
SSLT	SESA STERLITE LTD-ADR	Mining	INDIA	ADR
TLK	TELEKOMUNIK INDONESIA-SP ADR	Telecommunications	INDONESIA	ADR
TSL	TRINA SOLAR LTD-SPON ADR	Energy-Alternate Sources	CHINA	ADR
TSM	TAIWAN SEMICONDUCTOR-SP ADR	Semiconductors	TAIWAN	ADR
TTM	TATA MOTORS LTD-SPON ADR	Auto Manufacturers	INDIA	ADR
WX	WUXI PHARMATECH CAYMAN-ADR	Commercial Services	CHINA	ADR
YGE	YINGLI GREEN ENERGY HOLD-ADR	Electrical Compo&Equip	CHINA	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

A-1

APPENDIX B

PROFUNDS EUROPE 30 INDEX

As of April 1, 2014

Ticker	Name	Industry	Country	Type
ASML	ASML HOLDING NV-NY REG SHS	Semiconductors	NETHERLANDS	NY Reg Shrs
AZN	ASTRAZENECA PLC-SPONS ADR	Pharmaceuticals	BRITAIN	ADR
BBL	BHP BILLITON PLC-ADR	Mining	BRITAIN	ADR
BCS	BARCLAYS PLC-SPONS ADR	Banks	BRITAIN	ADR
BP	BP PLC-SPONS ADR	Oil & Gas	BRITAIN	ADR
BUD	ANHEUSER-BUSCH INBEV-SPN ADR	Beverages	BELGIUM	ADR
DEO	DIAGEO PLC-SPONSORED ADR	Beverages	BRITAIN	ADR
ERIC	ERICSSON (LM) TEL-SP ADR	Telecommunications	SWEDEN	ADR
GSK	GLAXOSMITHKLINE PLC-SPON ADR	Pharmaceuticals	BRITAIN	ADR
HSBC	HSBC HOLDINGS PLC-SPONS ADR	Banks	BRITAIN	ADR
ING	ING GROEP N.V.-SPONSORED ADR	Insurance	NETHERLANDS	ADR
MT	ARCELORMITTAL-NY REGISTERED	Iron/Steel	LUXEMBOURG	NY Reg Shrs
NGG	NATIONAL GRID PLC-SP ADR	Gas	BRITAIN	ADR
NOK	NOKIA CORP-SPON ADR	Telecommunications	FINLAND	ADR
PHG	KONINKLIJKE PHILIPS NVR-NY	Electronics	NETHERLANDS	NY Reg Shrs
RBS	ROYAL BANK OF SCOT-SPON ADR	Banks	BRITAIN	ADR
RDS/A	ROYAL DUTCH SHELL PLC-ADR	Oil & Gas	NETHERLANDS	ADR
RIO	RIO TINTO PLC-SPON ADR	Mining	BRITAIN	ADR
RYAAY	RYANAIR HOLDINGS PLC-SP ADR	Airlines	IRELAND	ADR
SAN	BANCO SANTANDER SA-SPON ADR	Banks	SPAIN	ADR
SAP	SAP AG-SPONSORED ADR	Software	GERMANY	ADR
SI	SIEMENS AG-SPONS ADR	Miscellaneous Manufactur	GERMANY	ADR
SNY	SANOFI-ADR	Pharmaceuticals	FRANCE	ADR
STO	STATOIL ASA-SPON ADR	Oil & Gas	NORWAY	ADR
TEF	TELEFONICA SA-SPON ADR	Telecommunications	SPAIN	ADR
TOT	TOTAL SA-SPON ADR	Oil & Gas	FRANCE	ADR
TS	TENARIS SA-ADR	Metal Fabricate/Hardware	LUXEMBOURG	ADR
UN	UNILEVER N V -NY SHARES	Food	NETHERLANDS	NY Reg Shrs
VOD	VODAFONE GROUP PLC-SP ADR	Telecommunications	BRITAIN	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

B-1

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment.

C – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s.

Aaa – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB – Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB – Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD – Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D – Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (DBRS).

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated “TBW-1”.

TBW-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rated “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACE.

APPENDIX D

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of a ProFund VP. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 1, 2014, the following persons owned 25% or more of the shares of a ProFund VP and may be deemed to control a ProFund VP. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder	STATE OF INCORPORATION	PARENT COMPANY
PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	306,382	44.68%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	171,888	25.07%	OH	Transamerica Corporation
PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	522,081	59.32%	CT	American Skandia Life Assurance Corp.
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	237,453	26.98%	OH	Nationwide Mutual Insurance Company
PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	260,179	49.56%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	132,051	25.15%	OH	Transamerica Corporation
PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	683,707	74.52%	CT	American Skandia Life Assurance Corp.
PROFUND VP BIOTECHNOLOGY
AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104	418,582	44.69%	DE	AXA America Holdings Inc.
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	350,900	37.47%	CT	American Skandia Life Assurance Corp.
PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,181,738	44.17%	CT	American Skandia Life Assurance Corp.
PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	273,281	76.51%	CT	American Skandia Life Assurance Corp.
PROFUND VP DOW 30
PHILADELPHIA FINANCIAL LIFE ASSURANCE CO ONE LIBERTY PLACE 1650 MARKET ST 54TH FLOOR PHILADELPHIA PA 19103	70,176	61.94%	PA	N/A
PROFUND VP EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	521,947	77.29%	OH	Transamerica Corporation
PROFUND VP EUROPE 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	760,452	51.75%	CT	American Skandia Life Assurance Corp.

PROFUND VP FALLING U.S. DOLLAR
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	22,886	85.79%	OH	Transamerica Corporation
PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	770,795	52.17%	CT	American Skandia Life Assurance Corp.
PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	841,527	66.13%	CT	American Skandia Life Assurance Corp.
PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	231,483	67.57%	CT	American Skandia Life Assurance Corp.
PROFUND VP INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	385,095	69.24%	OH	Transamerica Corporation
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	158,214	28.45%	OH	Nationwide Mutual Insurance Company
PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	146,480	72.25%	CT	American Skandia Life Assurance Corp.
PROFUND VP JAPAN
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	514,903	60.36%	CT	American Skandia Life Assurance Corp.
PROFUND VP LARGE CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	454,777	79.31%	CT	American Skandia Life Assurance Corp.
PROFUND VP LARGE CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	386,202	64.48%	CT	American Skandia Life Assurance Corp.
PROFUND VP MID-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	457,387	52.14%	OH	Transamerica Corporation
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	348,454	39.72%	KY	N/A
PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	468,956	87.30%	CT	American Skandia Life Assurance Corp.
PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	574,406	89.69%	CT	American Skandia Life Assurance Corp.
PROFUND VP MONEY MARKET
PHILADELPHIA FINANCIAL LIFE ASSURANCE CO ONE LIBERTY PLACE 1650 MARKET ST 54TH FLOOR PHILADELPHIA PA 19103	109,830,171	55.48%	PA	N/A
PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	991,685	48.71%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	514,206	25.26%	OH	Transamerica Corporation
PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	598,650	56.81%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	269,984	25.62%	OH	Transamerica Corporation

PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	274,702	43.80%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	247,133	39.40%	OH	Transamerica Corporation
PROFUND VP PRECIOUS METALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	990,476	65.26%	CT	American Skandia Life Assurance Corp.
PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	246,883	69.69%	OH	Transamerica Corporation
PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	2,156,432	60.87%	CT	American Skandia Life Assurance Corp.
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	73,942	59.15%	CT	American Skandia Life Assurance Corp.
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	33,555	26.84%	OH	Nationwide Mutual Insurance Company
PROFUND VP SHORT DOW 30
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA MD 20814	4,493	39.95%	MD	N/A
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	3,578	31.82%	ND	Sammons Financial Group
AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN NE 68510	3,174	28.23%	NE	Ameritas Life Insurance Corp.
PROFUND VP SHORT EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	101,165	72.11%	OH	Transamerica Corporation
PROFUND VP SHORT INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	53,860	55.86%	OH	Transamerica Corporation
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	32,073	33.26%	OH	Nationwide Mutual Insurance Company
PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	49,812	98.16%	CT	American Skandia Life Assurance Corp.
PROFUND VP SHORT NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	428,877	56.62%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	208,583	27.53%	OH	Transamerica Corporation
PROFUND VP SHORT SMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	357,678	51.73%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	275,466	39.84%	OH	Transamerica Corporation

PROFUND VP SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	397,524	77.43%	OH	Transamerica Corporation
PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	887,458	86.64%	CT	American Skandia Life Assurance Corp.
PROFUND VP SMALL-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	444,587	58.90%	CT	American Skandia Life Assurance Corp.
PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	315,261	38.69%	CT	American Skandia Life Assurance Corp.
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	239,073	29.34%	IN	Lincoln Financial Group
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	206,304	25.32%	OH	Nationwide Mutual Insurance Company
PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	799,808	68.38%	CT	American Skandia Life Assurance Corp.
PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	712,713	36.50%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRA MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	485,393	85.58%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	579,417	61.15%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	683,057	61.24%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRASHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	97,010	95.52%	ND	Sammons Financial Group
PROFUND VP ULTRASMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	672,364	51.95%	OH	Transamerica Corporation
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	542,748	41.93%	CT	American Skandia Life Assurance Corp.
PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	677,350	65.59%	CT	American Skandia Life Assurance Corp.

As of April 1, 2014, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP.

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	306,382	44.68%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	171,888	25.07%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	160,254	23.37%
PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	522,081	59.32%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	237,453	26.98%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	103,478	11.76%
PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	260,179	49.56%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	132,051	25.15%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	110,050	20.96%
PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	683,707	74.52%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	136,873	14.92%
PROFUND VP BIOTECHNOLOGY
AXA EQUITABLE LIFE INSURANCE CO SA 70 1290 AVENUE OF THE AMERICAS NEW YORK NY 101040101	418,582	44.69%
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	350,900	37.47%

NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	115,214	12.30%
PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,181,738	44.17%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	478,288	17.88%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	335,468	12.54%
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR CT 060954774	295,082	11.03%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	220,859	8.25%
PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	273,281	76.51%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	45,602	12.77%
PROFUND VP CONSUMER SERVICES
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	251,969	48.04%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	141,428	26.96%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	71,576	13.65%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	40,588	7.74%
PROFUND VP DOW 30
PHILADELPHIA FINANCIAL LIFE ASSURANCE CO SEPARATE ACCOUNT VA50 FBO VA0001455 ONE LIBERTY PLACE 1650 MARKET ST 54TH FLOOR PHILADELPHIA PA 19103	70,176	61.94%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK PRIVATE CLIENT GROUP SC1114 WELLESLEY HILLS MA 02481	21,676	19.13%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	17,405	15.36%

PROFUND VP EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	521,947	77.29%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	110,514	16.36%
PROFUND VP EUROPE 30
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	760,452	51.75%
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR CT 060954774	233,535	15.89%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	166,318	11.32%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	120,520	8.20%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	112,846	7.68%
PROFUND VP FALLING U.S. DOLLAR
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	22,886	85.79%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	3,271	12.26%
PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	770,795	52.17%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	326,271	22.08%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	167,383	11.33%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	97,271	6.58%
PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	841,527	66.13%

NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	146,024	11.47%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	126,931	9.97%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	75,618	5.94%
PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	231,483	67.57%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	59,507	17.37%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	31,633	9.23%
PROFUND VP INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	385,095	69.24%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	158,214	28.45%
PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	146,480	72.25%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	44,402	21.90%
PROFUND VP JAPAN
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	514,903	60.36%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	159,543	18.70%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	121,982	14.30%
PROFUND VP LARGE CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	454,777	79.31%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	58,253	10.16%

PROFUND VP LARGE CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	386,202	64.48%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	98,394	16.43%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	55,199	9.22%
PRUCO LIFE INSURANCE COMPANY OF ARIZONA 213 WASHINGTON STREET- 7TH FLOOR ATTN SEPARATE ACCOUNTS NEWARK NJ 071022992	36,458	6.09%
PROFUND VP MID-CAP
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	457,387	52.14%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	348,454	39.72%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	66,282	7.56%
PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	468,956	87.30%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	32,404	6.03%
PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	574,406	89.69%
PROFUND VP MONEY MARKET
PHILADELPHIA FINANCIAL LIFE ASSURANCE CO SEPARATE ACCOUNT VA50 FBO VA0001455 ONE LIBERTY PLACE 1650 MARKET ST 54TH FLOOR PHILADELPHIA PA 19103	109,830,171	55.48%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	38,185,200	19.29%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	25,761,676	13.01%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK PRIVATE CLIENT GROUP SC1114 WELLESLEY HILLS MA 02481	12,014,311	6.07%

PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	991,685	48.71%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	514,206	25.26%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	335,774	16.49%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	120,672	5.93%
PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	598,650	56.81%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	269,984	25.62%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	74,714	7.09%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	70,591	6.70%
PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	274,702	43.80%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	247,133	39.40%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	78,269	12.48%
PROFUND VP PRECIOUS METALS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	990,476	65.26%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	336,568	22.18%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	101,729	6.70%

PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	246,883	69.69%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	57,374	16.19%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	25,566	7.22%
PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	2,156,432	60.87%
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR CT 060954774	644,982	18.21%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	206,925	5.84%
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	73,942	59.15%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	33,555	26.84%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	16,263	13.01%
PROFUND VP SHORT DOW 30
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA MD 20814	4,493	39.95%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	3,578	31.82%
AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN NE 68510	3,174	28.23%
PROFUND VP SHORT EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	101,165	72.11%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	23,976	17.09%
TRANSAMERICA FINANCIAL LIFE INSURANCE CO MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	7,572	5.40%

PROFUND VP SHORT INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	53,860	55.86%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	32,073	33.26%
PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	49,812	98.16%
PROFUND VP SHORT NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	428,877	56.62%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	208,583	27.53%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	91,517	12.08%
PROFUND VP SHORT SMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	357,678	51.73%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	275,466	39.84%
PROFUND VP SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	397,524	77.43%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	79,783	15.54%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	30,647	5.97%
PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	887,458	86.64%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	67,767	6.62%

PROFUND VP SMALL-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	444,587	58.90%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	120,239	15.93%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	111,455	14.77%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	44,786	5.93%
PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	315,261	38.69%
LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	239,073	29.34%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	206,304	25.32%
PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	799,808	68.38%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	182,601	15.61%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	80,067	6.85%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	67,283	5.75%
PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	712,713	36.50%
PHILADELPHIA FINANCIAL LIFE ASSURANCE CO SEPARATE ACCOUNT VA50 FBO VA0001455 ONE LIBERTY PLACE 1650 MARKET ST 54TH FLOOR PHILADELPHIA PA 19103	342,535	17.54%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	342,352	17.53%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	198,358	10.16%

LINCOLN NATIONAL LIFE INS CO JPF SEPARATE ACCOUNT A 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	132,751	6.80%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK PRIVATE CLIENT GROUP SC1114 WELLESLEY HILLS MA 02481	105,985	5.43%
PROFUND VP ULTRA MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	485,393	85.58%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	53,038	9.35%
PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	579,417	61.15%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	205,827	21.72%
MONY LIFE INSURANCE COMPANY OF AMERICA MONY AMERICA VARIABLE ACCOUNT A-VA 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104	113,085	11.94%
PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	683,057	61.24%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	238,336	21.37%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	140,186	12.57%
PROFUND VP ULTRASHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	97,010	95.52%
PROFUND VP ULTRASHORT NASDAQ-100
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	336,211	77.64%
MIDLAND NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT C 4350 WESTOWN PKWY ATTN VARIABLE ANNUITY DIVISION WEST DES MOINES IA 502661144	76,266	17.61%

PROFUND VP ULTRASMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	672,364	51.95%
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	542,748	41.93%
PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	677,350	65.59%
WESTERN RESERVE LIFE ASSURANCE CO. MS-4410 PO BOX 3183 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	155,392	15.05%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	118,900	11.51%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

Money Market ProFund

TICKER
Investor Class	MPIXX
Service Class	MPSXX

May, 1, 2014

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Money Market ProFund (“Money Market ProFund” or “Fund”), a series of ProFunds, a Delaware statutory trust (the “Trust”).

Money Market ProFund offers two classes of shares: Investor Class Shares and Service Class Shares, each of which is discussed herein. The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other series of the Trust (each, a “ProFund”), Money Market ProFund currently seeks to achieve its investment objective by investing substantially all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate registered investment company with an identical investment objective. The performance of Money Market ProFund will correspond to the investment performance of the Portfolio, less additional fees and expenses relating to the Fund. Because of the inherent risks in any investment, there can be no assurance that the Fund’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Money Market ProFund Investor Class and Service Class Prospectus, dated May 1, 2014 ( the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes thereto are included in the Fund’s annual report for the fiscal year ended December 31, 2013 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and the Fund’s Annual Report are available, without charge, upon request to the address above, by telephone at the numbers above or on the Trust’s website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION ABOUT PROFUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series. One series is discussed herein and other series may be added in the future. The Fund may be used independently or in combination with other ProFunds or series of Access One Trust (“Access One Funds”) as part of an overall investment strategy. Investor Class and Service Class Shares of any ProFund may be exchanged, without charge, for shares of any other ProFund or Access One Fund that offers such shares on the basis of the respective net asset values (“NAVs”) of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholder Services — Exchanging Shares” in the Prospectus). Access One Trust is a separate open- end management investment company, shares of which are offered through a different prospectus. The investments made by Money Market ProFund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Fund. The Advisor is a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Reference is made to the Prospectus for a discussion of the investment objective and policies of Money Market ProFund. Set forth below is further information relating to the Fund, which supplements, and should be read in conjunction with, the Prospectus. Money Market ProFund currently invests substantially all of its assets in the Portfolio, which has as its investment adviser Deutsche Investment Management Americas Inc. (“DIMA”), headquartered at 345 Park Avenue, New York, New York 10154.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective and all other investment policies of the Fund not specified as fundamental may be changed by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” or the “Trustees”), without the approval of shareholders.

It is the policy of the Fund not to take defensive positions.

The investment techniques and strategies of the Fund discussed below, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below or any of the other methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at any time, which time may not be an opportune one for shareholders.

There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

The types of instruments to which Money Market ProFund may achieve exposure through its investments in the Portfolio are discussed below.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in U.S. government securities in pursuit of its investment objectives for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S.

2

government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Portfolio’s investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Portfolio’s investments in these securities.

FLOATING AND VARIABLE RATE NOTES

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note held by the Portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers the Portfolio’s income when interest rates fall.

Variable Rate Master Demand Notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DIMA, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, that are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DIMA to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DIMA deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts and possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the NRSRO ratings discussed above is provided in Appendix A.

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U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to the Portfolio depending on the amount of a bank’s obligations that the Portfolio holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

CORPORATE DEBT SECURITIES

The Portfolio may invest in corporate debt securities that DIMA determines present minimal credit risks and that, at the time of purchase, (i) have received one of the two highest short-term ratings from two NRSROs (or one NRSRO if that NRSRO is the only NRSRO is the only NRSRO that rates a certain security); or (ii) have no short-term rating but are deemed by DIMA to be of comparable quality to a security that has received a rating in one of the two highest short-term categories; provided that, if the security has a long-term rating, it must be rated in the top three highest long-term rating categories by two NRSROs (or one NRSRO if that NRSRO is the only NRSRO is the only NRSRO that rates the security). See Appendix A for a description of corporate debt security ratings. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. See “Commercial Paper” below for additional information. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. The Portfolio only buys high quality securities, with minimal credit risk at the time of purchase. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

REPURCHASE AGREEMENTS

The Portfolio also may enter into repurchase agreements with financial institutions in pursuit of its investment objective or for liquidity purposes. Under a repurchase agreement, the Portfolio purchases a debt security and simultaneously

4

agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. DIMA’s credit risk team monitors counterparties to repurchase agreements on a continuous basis and on an annual basis performs a comprehensive analytical review of the counterparties to ensure creditworthiness. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Portfolio, as the seller of securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of the Portfolio assets and its yield.

CASH RESERVES

To seek its investment objective, as a cash reserve or for liquidity purposes, the Portfolio may invest all or part of the Portfolio’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances or repurchase agreements secured by U.S. government securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

To the extent allowable by its investment policies, the Portfolio may from time to time in the ordinary course of business, purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value of the securities, each day, in determining the Portfolio’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If the Portfolio invests in, and, thus, is a shareholder of, another investment company, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and the other expenses that the Portfolio bears directly in connection with the Portfolio’s own operations.

5

ILLIQUID SECURITIES

The Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. The Portfolio will not invest more than 5% of the Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter (“OTC”) options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days and certain securities whose disposition is restricted under the federal securities laws. The Portfolio may not be able to sell illiquid securities when DIMA considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Portfolio may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by the Fund to DIMA. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

COMMERCIAL PAPER

The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not rated, must be believed by DIMA to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real

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and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. The Portfolio may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the GNMA, the FNMA and the FHLMC or (ii) other issuers, including private companies. The mortgage backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act).

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

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In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the U.S. government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a

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security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a holder wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

MUNICIPAL SECURITIES

The Portfolio may invest in municipal securities. Such securities are typically debt instruments issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities generally share the attributes and risks of other debt instruments. In addition, negative events in the municipal securities market, such as severe fiscal difficulties, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt the Portfolio’s performance.

OTHER DEBT OBLIGATIONS

The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DIMA to be of comparable quality.

CREDIT ENHANCEMENT

Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance from a third party. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

PORTFOLIO QUALITY AND MATURITY

The Portfolio will maintain a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DIMA, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DIMA will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

BORROWING

The Portfolio may borrow for temporary or emergency purposes. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Consistent with the requirement of the 1940 Act, the Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. Maintenance of this percentage limitation may result in the sale of Portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Portfolio is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Portfolio’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Portfolio is authorized to pledge Portfolio securities as DIMA deems appropriate in connection with any borrowings.

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COMMODITY POOL OPERATOR EXCLUSION

Although the Advisor has registered as a commodity pool operator and commodity trading advisor in connection with its management of other funds, the Advisor currently intends to operate the Fund in reliance on the exclusion of Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”). As a result, the Fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (“CEA”) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided the Fund operates within the limits of Rule 4.5 of the CFTC, the Fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a “commodity pool operator” with respect to the operations of the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, a separate registered investment company with the same investment objective as Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

The Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

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Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

RISKS TO MANAGEMENT

There may be circumstances outside the control of the Advisor, DIMA, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or the Fund that make it, for all practical purposes, impossible to re-position the Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent the Fund from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

RISKS TO CYBERSECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent or respond to any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.

INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies which cannot be changed without a vote of a “majority of the outstanding voting securities” of the Portfolio. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. All policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and/or by the Portfolio.

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The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and/or by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Each of Money Market ProFund and/or the Portfolio, as applicable, may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio/Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

(5) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.

(7) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(8) The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

With respect to fundamental policy (3), financial institutions include companies within the financial services industry. With respect to the Portfolio, DIMA deems the financial services industry to include the group of industries within the financial services sector. DIMA, as investment advisor to the Portfolio, may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by DIMA does not assign a classification.

The following is intended to help investors better understand the meaning of the fundamental policies of the Fund and the Portfolio by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff).

These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the fund’s fundamental policies.

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1?3% of its total assets from banks for any purpose, and to borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

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For additional information, see “Borrowing” above.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

ADDITIONAL NON-FUNDAMENTAL RESTRICTIONS. In order to comply with certain statutes and policies, the Trust, on behalf of Money Market ProFund, will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)	Invest for the purpose of exercising control or management.

As a matter of non-fundamental policy:

(1)	the Portfolio may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(2)	the Portfolio may not lend portfolio securities.

(3)	any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be U.S. dollar denominated and must not be subject to foreign withholding tax at the time of purchase.

(4)	for purposes of the investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches.

(5)	the Portfolio may invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government.

(6)	the Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage.

(7)	the Portfolio will purchase only variable rate master demand notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is normally calculated as of the close of trading of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business except for Columbus Day and Veterans Day (each such day, a “Valuation Day”).

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) are closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

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The NAV per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of the Fund is calculated by dividing the market value of its investment in the Portfolio, less all liabilities attributed to the specific class, by the total number of outstanding shares of the class. The Fund records its investment transactions no later than the next business day of when the transaction order is placed. When the Fund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund. Money Market ProFund’s NAV per share will normally be $1.00. There is no assurance that the $1.00 NAV will be maintained.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including Money Market ProFund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including Money Market ProFund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including Money Market ProFund, in the Portfolio. The percentage so determined for Money Market ProFund will then be applied to determine the value of Money Market ProFund’s interest in the Portfolio as of the close of the following Valuation Day.

The Board of Trustees of the Fund has established procedures reasonably designed to stabilize the Fund’s NAV per share at $ 1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where the Fund’s NAV per share calculated based on valuing the Fund’s investment in the Portfolio and the Fund’s other assets using market valuations may deviate from the $1.00 per share calculated based on valuing the Fund’s investment in the Portfolio and the Fund’s other assets using amortized cost. If there were any deviation of the Fund’s NAV that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board of Trustees of the Fund would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or valuing assets based on market valuations. Because the Fund invests substantially all its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of the Portfolio’s Board of Trustees.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board of Trustees of the Portfolio, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the pricing committee (or, in some cases, the valuation committee) of the Board of Trustees of the Portfolio based upon input from DIMA or other third parties.

PORTFOLIO TRANSACTIONS AND BROKERAGE

DIMA, as investment manager of the Portfolio, is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of DIMA in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s

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ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide access to new issues; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DIMA seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DIMA routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter (OTC) securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain OTC securities are generally placed by DIMA with the principal market makers for these securities unless DIMA reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DIMA does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DIMA is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DIMA determines that such commissions are reasonable in relation to the overall services provided. DIMA may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DIMA. Consistent with DIMA’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DIMA may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Portfolio and to DIMA, it is the opinion of DIMA that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DIMA’s staff. To the extent that research and brokerage services of value are received by DIMA, DIMA may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DIMA and its affiliates in providing investment management services to all or some of its clients, which includes the Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by DIMA specifically to service the Portfolio.

Research and brokerage services provided by broker dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

DIMA may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by DIMA to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if DIMA determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.

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DIMA may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DIMA will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Portfolio and for other investment accounts managed by DIMA are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DIMA may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolio’s management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategies. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor to the Portfolio, the sub-advisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DIMA, and in accordance with procedures approved by the Portfolio’s Board of Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

MAN AGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

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The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four- member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance and risks. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a Chief Compliance Officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Fund’s control over financial reporting,

The Trustees, their birth date, term of office and length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

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Name, and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (124) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProShares (124) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProShares (124) ProFunds (112) Access One Trust (3)

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present) and of ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC: Managing Partner (June 2008 to present).	ProShares (124) ProFunds (112) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Mr. Fertig joined the Board in June 2011. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

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Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Reynolds and Wachs. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board met six times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	$10,001-$50,000
Russell S. Reynolds, III, Trustee	$10,001 -$50,000	$10,001 -$50,000
Michael C. Wachs, Trustee	$10,001 -$50,000	$10,001 -$50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

As of April 1, 2014, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of a ProFund, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of a ProFund (not including registered investment companies) as of December 31, 2013.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of a ProFund, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of a ProFund (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a ProFund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of a ProFund;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a ProFund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of a ProFund;

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•	the Advisor or the principal underwriter of a ProFund;

•	an officer of the Advisor or the principal underwriter of a ProFund;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of a ProFund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of a ProFund.

Compensation of Trustees

Each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2013.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$3,710	N/A	N/A	$197,000
Russell S. Reynolds, III, Trustee	$3,710	N/A	N/A	$197,000
Michael C. Wachs, Trustee	$3,710	N/A	N/A	$197,000

Interested Trustee
Michael L. Sapir, Trustee	N/A	N/A	N/A	N/A

Officers

The Trust’s executive officers (the “Officers”), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor; (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

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Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and the Advisor under which the Advisor serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of Money Market ProFund. The Advisor may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Fund’s shares. The Advisor has managed the Fund since its inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each other series of ProFunds and each series of ProShares Trust and Access One Trust.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the Fund and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market

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ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Fund pays to the Advisor a fee at the annual rate of 0.35% of its average daily net assets.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for the Fund:

	2011			2012			2013
	Earned	Waived		Earned	Waived		Earned	Waived
Money Market ProFund	$1,823,014	$1,823,014	*	$1,614,078	$1,614,078	**	$1,570,936	$1,570,936	***

*	Amount does not reflect $3,339,086 reimbursed to the Fund.
**	Amount does not reflect $1,958,567 reimbursed to the Fund.
***	Amount does not reflect $2,034,361 reimbursed to the Fund.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DIMA, with headquarters at 345 Park Avenue, New York, New York, is the investment advisor for the Portfolio. Under the oversight of the Portfolio’s Board of Trustees, DIMA on behalf of the Portfolio makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund’s daily investment and business affairs subject to the policies established by the Portfolio’s Board. DIMA and its predecessors have more than 90 years of experience managing mutual funds.

DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM (as defined below), is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

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Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates.

In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DIMA, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of DIMA from time to time may have transactions with various banks, including a fund’s custodian bank. It is DIMA’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

Pursuant to the investment management agreement between the Portfolio and DIMA (the “Investment Management Agreement”), DIMA provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, DIMA determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as stated in its prospectus and SAI, or as adopted by the Portfolio’s Board. DIMA will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

Under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed and accrued daily and paid monthly, at the annual rate of 0.15% of the first $3 billion of the Portfolio’s average daily net assets, 0.1325% on the next $4.5 billion and 0.12% thereafter. As an interested holder of the Portfolio, the Money Market ProFund bears its proportionate share of this fee.

DIMA provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio’s Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Portfolio’s Board members, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of DIMA.

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DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by the Portfolio.

The Investment Management Agreement provides that the Portfolio, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to DIMA; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by the Portfolio.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of the Portfolio.

Under the current administrative services agreement between the Portfolio and DIMA (the “Administrative Services Agreement”), DIMA provides administrative services (other than those contained in the Investment Management Agreement) to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA a fee of 0.030% of the Portfolio’s average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Portfolio’s Board of Trustees reasonably deems necessary for the proper administration of the Portfolio. DIMA provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio’s records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio’s operating expense budgets; reviews and processes the Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DIMA, as administrator to the Portfolio, also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless

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disregard by it of its duties and obligations thereunder. Pursuant to an agreement between DIMA and State Street Bank & Company (“SSB”), DIMA has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by the Portfolio.

Pursuant to DIMA’s procedures, approved by the Portfolio’s Board, proof of claim forms are routinely filed on behalf of the Portfolio by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

Through December 31, 2013, DIMA was the Portfolio’s investment advisor; fees paid through this date were received by DIMA. For the fiscal years ended December 31, 2011, 2012 and 2013, DIMA earned $32,771,738, $28,866,173 and $30,735,594, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DIMA voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $2,631,189, $5,747,176 and $5,810,733, respectively.

DIMA had contractually agreed through July 26, 2011 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total annual expenses of the Portfolio at 0.16% of the Portfolio’s average daily net assets.

Effective July 27, 2011, the DIMA has voluntarily agreed to waive total operating expenses at 0.14% of its average daily net assets (excluding expenses such as extraordinary expenses, taxes, brokerage and interest). This voluntary waiver or reimbursement may be terminated at any time at the option of DIMA.

Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, 2012 and 2013, the Administration Fee was $7,827,308, $6,850,915 and $7,318,269, respectively.

DIMA, subject to the approval of the Portfolio’s Board of Trustees, has ultimate responsibility to recommend the hiring, termination and replacement of sub-advisors. The Portfolio and DIMA have received an order from the SEC that allows the Portfolio and DIMA to utilize a multi- manager structure in managing the Portfolio’s assets. Pursuant to the SEC order, DIMA, with the approval of the Portfolio’s Board of Trustees, is permitted to select sub-advisors that are not affiliates of DIMA (“nonaffiliated sub -advisors”) to manage all or a portion of the Portfolio’s assets without obtaining shareholder approval. DIMA also has the discretion to terminate any sub-advisor and allocate and reallocate the Portfolio’s assets among any non-affiliated sub- advisors. The SEC order also permits DIMA, subject to the approval of the Portfolio’s Board of Trustees, to materially amend an existing subadvisory agreement with a nonaffiliated sub- advisor without shareholder approval. The Portfolio and DIMA are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated sub-advisor, the Portfolio will provide shareholders, such as the Fund, with an information statement containing information about the new non-affiliated sub-advisor.

The Portfolio and DIMA have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated sub-advisors to certain sub-advisors that are affiliates of DIMA (“affiliated sub- advisors”). If such relief is granted by the SEC, DIMA, with the approval of the Portfolio’s Board of Trustees, would be able to hire non-affiliated and/or affiliated sub-advisors to manage all or a portion of the Portfolio’s assets without obtaining shareholder approval. DIMA would also have the discretion to terminate any sub-advisor and allocate and reallocate the Portfolio’s assets among any other sub -advisors (including terminating a non-affiliated sub -advisor and replacing it with an affiliated sub-advisor). DIMA, subject to the approval of the Portfolio’s Board of Trustees, would also be able to materially amend an existing subadvisory agreement with any such sub-advisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The Portfolio and DIMA will be subject to any new conditions imposed by the SEC.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DIMA, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

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DIMA has delivered a letter of understanding to ProFunds Distributors, Inc. (“the Distributor”) in which it has committed to provide the Distributor with cash payments to enhance the visibility and distribution of Money Market ProFund and the other ProFunds, given that the sale of shares of the ProFunds is likely to increase the size of Money Market ProFund. Pursuant to this arrangement, an initial payment of $1,843,742.00 has been made by DIMA to the Distributor and thereafter periodic payments will be made, calculated initially at an annual rate of 0.08% of the portion of Money Market ProFund’s average net assets invested in the Portfolio. DIMA has represented to the ProFunds that the payments are to be made from its “legitimate advisory profits” and that DIMA will not deduct the payments as expenses in its presentations justifying its investment advisory fees to the Portfolio’s directors.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor and the Distributor reflect high standards of conduct and comply with the requirements of federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund/Portfolio or a ProFund; however, such transactions are reported and captured in an electronic reporting system for subsequent review and certification. Advisor personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

Deutsche Investment Management Americas Inc. Code of Ethics

DIMA and its affiliates (including the Portfolio’s distributor) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act. The Portfolio’s Board Members, officers of the Portfolio and employees of DIMA and the Portfolio’s principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolio, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel. These Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES FOR MONEY MARKET PROFUND AND THE PORTFOLIO

Background

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc. a publicly held company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and

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ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Committee. The Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. As applicable to the Fund, proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request (see below).

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Fund’s shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. In the event ISS is party to a conflict of interest, the portfolio department of the Advisor will vote the proxy. The Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS or the Advisor voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12 -month periods ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-5717, (2) on the Fund’s website at http://www.profunds.com and (3) on the SEC’s website at http://www.sec.gov.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting the Portfolio’s Web site at: www.dws-investments.com (click on “proxy voting” at the bottom of the page).

DISCLOSURE OF PORTFOLIO HOLDINGS OF MONEY MARKET PROFUND AND THE PORTFOLIO

In addition to the public disclosure of Fund portfolio holdings through required SEC filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds’ Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively, “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of the Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the

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Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived there from, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. and acts as the administrator to the Fund and the ProFunds. The Administrator provides the Fund and the ProFunds with all required general administrative services, including, but not limited to, office space, equipment and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for the Fund and the ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the Fund and the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund and the ProFunds; the Fund and the ProFunds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Fund and the ProFunds under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Fund’s and the ProFunds’ Compliance Service Program.

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For the fiscal years ended December 31, 2011, 2012 and 2013, Citi, as Administrator, was entitled to administration fees in the following amounts for the Fund:

ADMINISTRATION FEES

	2011	2012	2013
Money Market ProFund	$168,968	$163,064	$143,476

DIMA acts as fund accounting agent for the Fund.

For the fiscal years ended December 31, 2011, 2012 and 2013, DIMA, as fund accounting agent, was entitled to fees in the following amounts for the Fund:

FUND ACCOUNTING FEES

	2011	2012	2013
Money Market ProFund	$10,000	$10,000	$10,000

CUSTODIANS

UMB Bank, N.A. acts as Custodian to the Fund. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri 64106. State Street Bank & Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as Custodian to the Portfolio.

The applicable Custodian for the Fund and the Portfolio, among other things, maintains a custody account or accounts in the name of the Fund or Portfolio; receives and delivers all assets for the Fund or Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund or Portfolio; and pays all expenses of the Fund or Portfolio. For its services, each Custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC is located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the Fund and the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland. 20814. The Distributor has no role in determining the investment policies of the Trust or the Fund or which securities are to be purchased or sold by the Trust or the Funds.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the Fund.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-

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related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the Fund or the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund and the ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

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For the fiscal year ended December 31, 2013, the following ProFund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

Fund	Service Class Paid *	Service Class Waived
Money Market ProFund	$0	$0

The Board of Trustees has approved the Distributor’s Distribution Support Guidelines (the “Guidelines”) related to the use of monies in excess of the amounts owed to Authorized Firms paid pursuant to Rule 12b-1 in accordance with the Service Class Plan (with respect to the monies paid, the “12b-1 Plan monies”). The Guidelines are designed to administer the use of the 12b-1 Plan monies to pay for expenses and services in connection with promoting Fund sales and to pay financial intermediaries, including the Distributor, for expenses and services that are primarily intended to result in the sale of Fund shares. Payments under the Guidelines also may be made to the Advisor and its affiliates for distribution-related expenditures and services performed on the Funds’ behalf.

Under the Guidelines, allowable distribution-related expenditures and services relating to marketing the Funds include FINRA advertising review fees; prospectus and financial statement printing and reprinting; direct mail and fulfillment (including account applications and other account opening materials); Fund development, maintenance and other e-Commerce activity to support the Fund’s website; collateral materials, such as performance reporting fact sheets and newsletters; and design, copywriter and production expenses (e.g., printing, development and media costs) for distribution-related materials. The Guidelines also specify marketing-related expenditures and services allowable subject to prior written approval and, in some cases, the provision of detailed information about the expenditure or service. These include event sponsorship, conferences and sales meetings, sales incentives and market research and consulting services (e.g., FRC and outside consultants) in support of Fund sales. In addition, the Guidelines permit the use of 12b-1 Plan monies for the following expenditures and services of selling members, provided that they are disclosed in the Funds’ prospectus and paid pursuant to a written agreement approved by the Board of Trustees: platform fees, sub-transfer agency fees and fees in connection with revenue sharing arrangements. The Distributor also must report the payments of any such fees, along with their purposes, to the Board of Trustees.

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Fund and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, the ProFunds, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

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The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, First Allied Securities, Wells Fargo, and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of ProFund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this SAI are not reflected.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIRMENT PLANS

The Fund will reject purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Investment Advisers Act of 1940. Specifically, the Fund will reject, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Internal Revenue Code of 1986, as amended, a retirement plan authorized by Section 403(b) or 457 of the Internal Revenue Code of 1986, as amended (26 U.S.C 403(b) or 457), or any similar program or plan.

ADMINISTRATIVE SERVICES AND FEES

The Fund may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Fund. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Fund via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Fund, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Fund. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in the Fund, generally, the Fund is authorized to pay higher

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administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the Fund, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for the Fund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of the Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to the Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid the following administrative services fees:

	2011	2012	2013
Money Market ProFund	$101,486	$72,757	$257,251

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. The Fund’s expenses include, without limitation: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; product description; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses. The Fund pays its proportionate share of the Portfolio expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. The Fund offers two classes of shares: Service Class Shares and Investor Class Shares.

All shares of the Trust are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

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PRINCIPAL HOLDERS AND CONTROL PERSONS

As of April 1, 2014, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

See Appendix B to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

OVERVIEW

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

As described earlier, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is classified as a partnership for U.S. federal income tax purposes. Accordingly, the character and amount of the Fund’s income, gains, losses, deductions and other tax items generally are determined at the Portfolio level and the Fund is allocated, and is required to take into account for U.S. federal income tax purposes, its share of the Portfolio’s income, gains, losses, deductions, and other tax items for each taxable year substantially as though such items had been realized directly by the Fund and without regard to whether the Portfolio distributes any cash to the Fund. See “Investment in the Portfolio” below for more information.

QUALIFICATION AS A RIC

The Fund has elected and intends qualify and to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. The Fund intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership, such as the Portfolio, will be treated as Qualifying Income only to the extent such income is attributable

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to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because the passive income requirement under Code section 7704(c)(2). The Portfolio is not a qualified publicly traded partnership.

Pursuant to current Internal Revenue Service (“IRS”) guidance, the Fund will be treated as holding directly its share of the underlying assets of the Portfolio for purposes of the diversification test in subparagraph (b) above. In applying the diversification test, identification of the issuer (or, in some cases, issuers) of a particular investment will depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification test. Also, for purposes of the diversification test, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, the Fund were to fail to satisfy the income diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates and distributions from the Fund to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions from earnings and profits, including distributions of net long-term capital gain (if any), would be taxable to shareholders as dividend income (and potentially would be eligible for the corporate dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individual shareholders, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares) even though those distributions might otherwise (at least in part) have been treated in the shareholder’s hands as long- term capital gain. In order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses), if any. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence, if any, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend) and earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the

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sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain – that is, the excess of net long- term capital gains from the sale of investments owned (or treated as owned) by the Fund for more than one year over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates, regardless of how long the shareholder has held the Fund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Distributions attributable to the excess of net gains from the sale of investments owned by the Fund for one year or less over net long-term capital losses will be taxable as ordinary income. The Fund does not expect any significant portion of its distributions to be Capital Gain Dividends taxable as long-term capital gains. Long-term capital gain rates applicable to non-corporate shareholders have been reduced.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent tax disposition by the shareholder of its shares.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received. Distributions by the Fund to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will generally be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans. The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gains, if any, recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

QUALIFIED DIVIDEND INCOME

“Qualified dividend income” properly reported by the Fund and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to qualifying dividend-paying stocks in its portfolio (if any) and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares. The Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income.

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DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that substantially identical shares are acquired (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares. It is not expected that any gain or loss will be realized in respect of the Fund shares because of the Fund’s policy to maintain its net asset value at a constant $1.00 per share.

INVESTMENT IN THE PORTFOLIO

Special tax considerations apply to the Fund’s investment in the Portfolio. As noted above, the Portfolio is treated as a partnership for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of the Portfolio so as to reflect the Fund’s interest in the Portfolio. The Portfolio may modify its allocations to its partners to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including items of gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations.

The Fund will be required to include in its income its share of the Portfolio’s tax items, including income, gain, deduction, or loss, for any taxable year regardless of whether or not the Portfolio distributes any cash to the Fund in such year. As described in its current registration statement, the Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Portfolio interests) to its investors each year. Accordingly, the Fund will likely be required to redeem a portion of its interest in the Portfolio in order to obtain sufficient cash to satisfy its annual RIC distribution requirements (described above) and to otherwise avoid fund-level federal income and excise taxes.

The Fund’s receipt of cash distributions from the Portfolio generally will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the Portfolio. A cash distribution in partial or complete redemption of the Fund’s interest in the Portfolio is generally taxable to the Fund as a sale or exchange only to the extent the amount of cash received by the Fund exceeds the Fund’s adjusted tax basis in its interest in the Portfolio. Any loss may be recognized by the Fund only if it redeems its entire interest in the Portfolio for cash. Any gain recognized generally will be treated by the Fund as ordinary income, rather than capital gain, to the extent the Fund’s share of the Portfolio’s “unrealized receivables” (including any accrued but untaxed market discount) and “substantially appreciated inventory,” if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory. The Fund generally will not recognize gain or loss on an in-kind distribution of property from the Portfolio, including on an in-kind redemption of its Portfolio interest. However, certain exceptions to this general rule may apply.

LONGER-TERM DEBT SECURITIES

Original issue discount. Certain debt securities with a fixed maturity date of more than one year from the date of issuance that are acquired by the Portfolio may be treated as debt securities that were originally issued with original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income, and accordingly such income, when allocated to the Fund, is subject to the distribution requirements applicable to RICs, even though payment of that accrued income may not be received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. Some debt securities with original issue discount may be purchased by the Portfolio in the secondary market at a discount to their “revised issue price.” This discount represents “market discount” for federal income tax purposes (see below).

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Market discount. If the Portfolio purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with original issue discount, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount.”

If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Portfolio, and allocated as such to the Portfolio’s partners, in each taxable year in which the Portfolio owns an interest in such debt security and receives a principal payment on it. In particular, the principal payment must be allocated first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Similarly, gain realized on a disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Alternatively, the Portfolio may elect to include accrued market discount in income currently (as ordinary income) over the term of the debt security, and allocate to the Fund its share of that accrued income, even though payment of the accrued amount is not received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. The Fund could be required to distribute this accrued income to its shareholders in order to meet its annual RIC distribution requirements and otherwise avoid fund-level income and excise taxes.

Generally, market discount accrues ratably on a daily basis for each day the debt security is held by the Portfolio based on the number of days between the date of the Portfolio’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

SHORTER-TERM DEBT SECURITIES

Some debt securities with a fixed maturity date of one year or less from the date of issuance that are acquired by the Portfolio may be treated as having original issue discount or, in some cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Portfolio will be required to include the original issue discount or acquisition discount in income (as ordinary income), and allocate to the Fund its share of that income, over the term of the debt security, even though payment of that amount is not received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. The Fund could be required to distribute this accrued income to its shareholders in order to satisfy its annual RIC distribution requirements and otherwise avoid Fund-level income and excise taxes. The rate at which original issue discount or acquisition discount accrues, and thus is allocated to the Fund, may depend upon which of the permitted accrual methods the Portfolio elects.

HIGHER-RISK SECURITIES

The Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolio. Tax rules are not entirely clear about issues such as whether or to what extent the Portfolio should recognize market discount on such a debt obligation, when a holder may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed when, as and if the Portfolio invests in such securities, in order to seek to ensure that the Fund distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

CONSTRUCTIVE SALES

Under certain circumstances, the Portfolio may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and the Fund would be required to include its allocable share of any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be

38

recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Portfolio’s taxable year and the Portfolio holds the appreciated financial position throughout the 60-day period beginning with the day such transaction Closed. The term “appreciated financial position” excludes any position that is “marked to market.”

UNRELATED BUSINESS TAXABLE INCOME

Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this “blocking” effect, a tax- exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

FOREIGN INVESTMENTS AND TAXES

Investment income and gains received by the Portfolio from foreign investments, if any, may be subject to foreign withholding and other taxes, which could decrease the return on those investments. The effective rate of foreign taxes to which the Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Portfolio.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

In addition, for taxable years of the Fund beginning before January 1, 2014, the Fund generally was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the distribution was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States or (z) to the extent the distribution was attributable to interest paid by a person that is a related person with respect to the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported as such by the Fund (“interest related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short- term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the Fund (“short-term capital gain dividends”). These withholding exemptions have expired for

39

distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such an extension would have retroactive effect.

The Fund (or intermediary, as applicable) was permitted to opt not to report potentially eligible dividends as interest-related dividends or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In order to qualify for the withholding exemptions for interest-related and short term capital gain dividends, a foreign person was required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W -8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.

If a beneficial owner of Fund shares who or which is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, those dividends will be subject to U.S. federal net income taxation at regular income tax rates.

In general, a beneficial owner of Fund shares who or which is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

EQUALIZATION TAX ACCOUNTING

The Fund distributes its net investment income and capital gains to shareholders annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, the Fund is permitted on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy.

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TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER REPORTING

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Portfolio could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

PERFORMANCE INFORMATION

YIELD CALCULATIONS

From time to time, Money Market ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of the Fund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for the Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Fund’s investment performance. In particular, performance information for the Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index, among others.

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In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. Broad-based Lipper groupings may also be used for comparison.

Information about the performance of the Fund will be contained in the Fund’s annual and semiannual reports to shareholders, which may be obtained without charge by writing to the Fund at the address or telephoning the Fund at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DIMA also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DIMA will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Fund for the fiscal year ended December 31, 2013 included in the 2013 Annual Report to Shareholders are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (DBRS).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A — Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB — Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB — Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C — Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D — A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated “TBW-1”.

TBW-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rated “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACE.

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of Money Market ProFund (the “Fund”). Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 1, 2014, no persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund.

As of April 1, 2014, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the shares of the Fund.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
Money Market ProFund – Investor Class

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	141,105,985	28.96%

ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	122,112,274	25.06%

Money Market ProFund – Service Class
TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	6,320,044	14.31%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	2,729,175	6.18%

B-1

PROFUNDS

PART C. OTHER INFORMATION

ITEM 28. Exhibits

(a)	Amended and Restated Declaration of Trust of ProFunds, dated as of December 14, 2010 (19)

(b)	Bylaws of ProFunds, dated December 14, 2010 (19)

(c)	Not applicable

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (6)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (12)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007 (14)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (9)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2013 to November 30, 2014 (23)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2014 to April 30, 2015 (24)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (16)

(d)(3)(v)	Amendment No. 1 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (17)

(d)(3)(vi)	Amendment No. 2 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (19)

(d)(3)(vii)	Amendment No. 3 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (21)

(d)(3)(viii)	Amendment No. 4 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (22)

(d)(3)(ix)	Amendment No. 5 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (24)

(e)(1)	Amended and Restated Distribution Agreement between ProFunds, Access One Trust and ProFunds Distributors, Inc., dated as of September 9, 2013 (the “Distribution Agreement”) (23)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (10)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (8)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (12)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (3)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (11)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 (the “Administration Agreement”) (8)

(h)(2)(ii)	Amendment No. 1 dated October 5, 2004 to the Administration Agreement (8)

(h)(2)(iii)	Amendment No. 2 dated December 15, 2004 to the Administration Agreement (8)

(h)(2)(iv)	Amendment No. 3 dated December 16, 2005 to the Administration Agreement (8)

(h)(2)(v)	Schedule A dated March 14, 2006 to the Administration Agreement (11)

(h)(2)(vi)	Amendment No. 4 dated December 11, 2007 to the Administration Agreement (13)

(h)(2)(vii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (12)

(h)(2)(viii)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (14)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (6)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (13)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (12)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (7)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (15)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (10)

(h)(6)	Form of Fund of Funds Participation Agreement (4)

(h)(7)	Form of Administrative Services Agreement (2)

(i)	Opinion and Consent of Counsel (24)

(j)	Consents of Independent Registered Accounting Firm (24)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (1)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (2)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (11)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (5)

(m)(3)(i)	Amended and Restated Distribution and Service Plan for ProFunds and Access One Trust, dated February 1, 2001, as amended on September 1, 2001, December 16, 2009, September 11, 2012 and September 9, 2013 (the “Distribution and Service Plan”) (23)

(m)(3)(ii)	Schedule A, dated as of September 9, 2013, to the Distribution and Service Plan (23)

(m)(4)	Form of Distribution and Shareholder Services Agreement for FINRA Registered Members of ProFunds Distributors, Inc. (10)

(m)(5)	Form of Shareholder Services Agreement for Non-FINRA Members of ProFunds Distributors, Inc. (10)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ProFunds (the “Multiple Class Plan”) (18)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated September 10, 2013 (23)

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2012 (21)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008, amended as of March 1, 2008 (14)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (6)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (20)

(q)(2)(ii)	Power of Attorney for Michael Wachs (20)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (20)

(q)(2)(iv)	Power of Attorney for Michael L. Sapir (20)

(q)(2)(v)	Power of Attorney for Christopher Sabato (20)

(q)(2)(vi)	Power of Attorney for William D. Fertig (20)

(1)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(2)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.

(3)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.

(4)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.

(5)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.

(6)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.

(7)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.

(8)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.

(9)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.

(10)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.

(11)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.

(12)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.

(13)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.

(14)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.

(15)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.

(16)	Previously filed on April 29, 2009 as part of Post-Effective Amendment No. 64 and incorporated by reference herein.

(17)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 69 and incorporated by reference herein.

(18)	Previously filed on November 26, 2010 as part of Post-Effective Amendment No. 70 and incorporated by reference herein.

(19)	Previously filed on April 29, 2011 as part of Post-Effective Amendment No. 71 and incorporated by reference herein.

(20)	Previously filed on November 28, 2011 as part of Post-Effective Amendment No. 73 and incorporated by reference herein.

(21)	Previously filed on April 27, 2012 as part of Post-Effective Amendment No. 76 and incorporated by reference herein.

(22)	Previously filed on April 26, 2013 as part of Post-Effective Amendment No. 82 and incorporated by reference herein.

(23)	Previously filed on November 26, 2013 as part of Post-Effective Amendment No. 80 and incorporated by reference herein.

(24)	Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 28, 2014.

PROFUNDS

/s/ Todd B. Johnson
Todd B. Johnson, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir	Trustee, Chairman	April 28, 2014
Michael L. Sapir*

/s/ Russell S. Reynolds, III	Trustee	April 28, 2014
Russell S. Reynolds, III*

/s/ Michael C. Wachs	Trustee	April 28, 2014
Michael C. Wachs*

/s/ William D. Fertig	Trustee	April 28, 2014
William D. Fertig*

/s/ Todd B. Johnson	President	April 28, 2014
Todd B. Johnson

/s/ Christopher E. Sabato	Treasurer	April 28, 2014
Christopher E. Sabato*

*By: /s/ Amy R. Doberman
Amy R. Doberman As Attorney-in-fact April 28, 2014

Exhibit Index

ITEM NUMBER	ITEM

(d)(3)(ii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2014 to April 30, 2015

(d)(3)(ix)	Amendment No. 5 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Accounting Firm